Exhibit 10.20

EXECUTION VERSION

REINSURANCE AGREEMENT

between

SECURITY LIFE OF DENVER INSURANCE COMPANY

(referred to as the Company)

and

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

(referred to as the Reinsurer)

Effective as of January 1, 2009

TABLE OF CONTENTS

		Page
	ARTICLE I
	DEFINITIONS

Section 1.1	Definitions	1

	ARTICLE II
	BASIS OF COINSURANCE AND BUSINESS COINSURED

Section 2.1	Reinsurance	6
Section 2.2	Reinsurance Coverage	7
Section 2.3	Reserves	7
Section 2.4	Insurance Contract and Reserve Assumption Changes	8

	ARTICLE III
	TRANSFER OF ASSETS; ACCOUNTING; ADMINISTRATION

Section 3.1	Payments by the Company	8
Section 3.2	Settlement	8
Section 3.3	Modified Coinsurance	9
Section 3.4	Delayed Payments	9
Section 3.5	Offset and Recoupment Rights	9
Section 3.6	Administration	9
Section 3.7	Certain Reports	9

	ARTICLE IV
	LICENSES; REPORTS; SECURITY

Section 4.1	Licenses	10
Section 4.2	Reports	10
Section 4.3	Security	10
Section 4.4	Credit for Reinsurance	12

	ARTICLE V
	OVERSIGHTS; COOPERATION; REGULATORY MATTERS

Section 5.1	Oversights	12
Section 5.2	Cooperation	12
Section 5.3	Regulatory Matters	12

	ARTICLE VI
	DAC TAX

Section 6.1	Election	12

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REINSURANCE AGREEMENT

THIS REINSURANCE AGREEMENT (the “Agreement”), is made and entered into on February 20, 2009, effective as of 12:01 a.m. New York time on January 1, 2009 (the “Effective Time”) by and between Security Life of Denver Insurance Company, a Colorado- domiciled life insurance company (the “Company” or “SLD”) and Hannover Life Reassurance Company of America, a Florida-domiciled life insurance company (the “Reinsurer”).

WHEREAS, the Company, Security Life of Denver International Limited, a Bermuda-domiciled insurance company (“SLDI” and together with the Company, the “ING Companies”), Scottish Re Group Limited (“SRGL”), Scottish Holdings, Inc. (“SHI”), Scottish Re (U.S.), Inc. (“SRUS”), Scottish Re Life (Bermuda) Limited, (“SRLB”), Scottish Re (Dublin) Limited (“SRD” and together with SRGL, SHI, SRUS and SRLB, the “Sellers”), the Reinsurer and Hannover Life Reassurance (Ireland) Limited (“HLRI” and together with Reinsurer, the “Buyers”) have entered into a Master Asset Purchase Agreement, dated as of January 22, 2009 (the “Asset Purchase Agreement”), pursuant to which the Sellers, the Buyers and the ING Companies have agreed to replace SRUS and SRLB with the Reinsurer and HLRI as the reinsurers of certain of the individual life reinsurance business of the Company and SLDI acquired by Sellers pursuant an Asset Purchase Agreement, by and among the ING Companies, SRGL, SRLB and SRUS, dated as of October 17, 2004, as amended (the “ING APA”);

WHEREAS, as contemplated by the Asset Purchase Agreement, the Company wishes to cede and retrocede to the Reinsurer, and the Reinsurer wishes to indemnity reinsure, on a one-hundred percent (100%) coinsurance/modified coinsurance or coinsurance basis, as set forth herein, the Covered Insurance Contracts (as hereinafter defined); and

WHEREAS, the Company wishes the Reinsurer to perform, or cause the performance of, certain administrative functions on behalf of the Company with respect to the Covered Insurance Contracts, and the Company, SLDI and the Reinsurer have entered into an Administrative Services Agreement of even date herewith (the “Administrative Services Agreement”) pursuant to which the Reinsurer shall provide, or cause the provision of, such administrative services;

NOW, THEREFORE, in consideration of the mutual and several promises and undertakings herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Reinsurer agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Any capitalized term used but not defined herein shall have the meaning set forth in the Asset Purchase Agreement. The following terms shall have the respective meanings set forth below throughout this Agreement:

“180-Day Treasury Rate” means the annual yield rate, on the date to which the 180-Day Treasury Rate relates, of actively traded U.S. Treasury securities having a remaining duration to maturity of six (6) months, as such rate is published under “Treasury Constant Maturities” in Federal Reserve Statistical Release H.15(519).

“Accounting Period” means each calendar quarter during the term of this Agreement or any fraction thereof ending on the Recapture Date or the Termination Date, as applicable.

“Additional Reinsurance Premium” has the meaning set forth in Section 3.1(b) of this Agreement.

“Administrative Services Agreement” has the meaning set forth in the recitals. “Agreement” has the meaning set forth in the preamble.

“Asset Purchase Agreement” has the meaning set forth in the recitals.

“Benefit Payments” means, with respect to any Accounting Period, the aggregate amount of payments that become due pursuant to Section 2.1(b) during such Accounting Period.

“Buyers” has the meaning set forth in the recitals.

“Commissioner” means the Commissioner of the Colorado Division of Insurance. “Company” has the meaning set forth in the preamble.

“Company Indemnified Parties” has the meaning set forth in Section 10.1 of this Agreement.

“Confidential Information” means all documents and information concerning one party, any of its Affiliates, the Reinsured Liabilities or the Covered Insurance Contracts, including any information relating to any person insured directly or indirectly under the Covered Insurance Contracts, furnished to the other party or such other party’s Affiliates or representatives in connection with this Agreement or the transactions contemplated hereby, except that Confidential Information shall not include information which: (a) at the time of disclosure or thereafter is generally available to and known by the public other than by way of a wrongful disclosure by a party hereto or by any representative of a party hereto; (b) was available on a nonconfidential basis from a source other than the parties hereto or their representatives, provided that such source is not and was not bound by a confidentiality agreement with a party hereto; or (c) was independently developed without violating any obligations under this Agreement and without the use of any Confidential Information.

“Covered Insurance Contracts” means all ING Insurance Contracts, whether or not executed, entered into by the Company and reinsured immediately prior to the Effective Time under the SLD-SRUS Reinsurance Agreements other than the SLD-SRUS UHRL Reinsurance Agreement and the Second Amended and Restated SLD Coinsurance Agreement, effective as of October 1, 2008, between SRUS and SLD, including without limitation the reinsurance agreements listed on Schedule 1.1(a). The parties agree to update Schedule 1.1(a) from time to time to reflect Covered Insurance Contracts entered into in accordance with the terms of this Agreement or discovered after the Effective Time.

“Effective Time” means the effective time shown in the preamble of this Agreement.

“Existing Reinsurance” means all reinsurance agreements that the Company has entered into with third parties in respect of the Covered Insurance Contracts, including without limitation the ING Retrocession Agreements entered into by the Company (other than the ING Retrocession Agreements that are novated to the Reinsurer in accordance with Section 7.11(b) of the Asset Purchase Agreement), and any reinsurance agreement entered into by the Company to replace any of such reinsurance agreements following any termination or recapture thereof, as all such reinsurance agreements may be in force from time to time and at any time.

“HLRI” has the meaning set forth in the recitals.

“IFRS” means the accounting principles for the preparation of financial statements in accordance with the International Financial Reporting Standards (IFRS) as adopted by the European Union.

“IFRS Reserves” means the reserves and other liabilities of the Reinsurer in respect of the Reinsured Liabilities calculated under IFRS in accordance with the assumptions set forth in Exhibit B; provided that, for the avoidance of doubt, “IFRS Reserves” shall be net of (a) deferred acquisition costs or (b) value of business acquired, but shall include reserves for business assumed on a modified coinsurance basis.

“Indemnified Party” has the meaning set forth in Section 10.3 of this Agreement. “Indemnifying Party” has the meaning set forth in Section 10.3 of this Agreement.

“Independent Accountants” has the meaning set forth in Section 6.1(f) of this Agreement.

“Independent Actuary” has the meaning set forth in Section 4.3(e) of this Agreement.

“ING APA” has the meaning set forth in the recitals.

“ING Companies” has the meaning set forth in the recitals.

“ING Insurance Contracts” means the life reinsurance contracts entered into by the Company or SLDI and covered immediately prior to the Effective Time under the SLD- SRUS Reinsurance Agreements and the SLDI-SRLB Reinsurance Agreements.

“Initial Security Amount Posting Date” has the meaning set forth in Section 4.3(a) of this Agreement.

“Modified Coinsurance Adjustment” has the meaning set forth in Exhibit A. “Modified Coinsurance Amount” means, with respect to any Accounting Period, the aggregate amount held by ceding companies as modified coinsurance reserves under the Covered Insurance Contracts ceded on a coinsurance/modified coinsurance basis as of the close of such Accounting Period.

“Modified Coinsurance Investment Income” shall be equal to the investment income earned on the assets held in respect of the modified coinsurance reserves under the Covered Insurance Contracts ceded on a coinsurance/modified coinsurance basis.

“Net Settlement” has the meaning set forth in Section 3.2 of this Agreement. “Premiums” means premiums, considerations, deposits and similar receipts with respect to the Covered Insurance Contracts.

“RBC Formula” means the formula for determining the risk-based capital for life insurance set forth in the instructions for preparing a risk-based capital report as adopted by the National Association of Insurance Commissioners and as in effect in the State of Florida from time to time.

“Recapture Date” has the meaning set forth in Section 9.3 of this Agreement. “Recapture Triggering Event” means any of the following occurrences:

(i) the existence of an insolvency, rehabilitation, conservation or comparable proceeding by or against the Reinsurer;

(ii) the Reinsurer’s “total adjusted capital” (as such term is defined in, and calculated pursuant to, the RBC Formula) falls below 100% of the Reinsurer’s “company action level risk-based capital” (as such term is defined in, and calculated pursuant to, the RBC Formula) and is not increased to at least 100% within thirty (30) calendar days after the date upon which the Reinsurer is required to provide to the Company the report pursuant to Section 3.7 of this Agreement; or

(iii) a Recapture Triggering Event has occurred under the SLDI-HLRI Reinsurance Agreement.

“Received Amounts” has the meaning set forth in Exhibit A. “Reinsurance IMR” the interest maintenance reserve associated with the reinsurance of the Covered Insurance Contracts ceded on a coinsurance/modified coinsurance basis.

“Reinsurance IMR Investment Income” shall be equal to the investment income earned on the assets supporting the Reinsurance IMR.

“Reinsured Liabilities” means all gross liabilities and obligations arising out of or relating to the Covered Insurance Contracts arising on or after the Effective Time (including without limitation, to the extent arising on or after the Effective Time, (a) all liabilities arising out of any changes to the terms and conditions of the Covered Insurance Contracts mandated by applicable Law, (b) Taxes due in respect of Premiums to the extent such Taxes relate to Premiums received by or accrued by the Reinsurer on or after the Effective Time, (c) assessments and similar charges in connection with participation by the Company or the Reinsurer whether voluntary or involuntary in any guaranty association established or governed by any U.S. state or other jurisdiction to the extent such assessments and charges relate to periods beginning on or after the Effective Time, (d) commissions payable with respect to the Covered Insurance Contracts to or for the benefit of the producers or intermediaries who marketed or produced the Covered Insurance Contracts to the extent such commissions relate to periods beginning on or after the Effective Time, (e) liabilities for returns or refunds of Premiums to the extent such returns or refunds relate to Premiums received by or accrued by the Reinsurer on or after the Effective Time, (f) expense allowances payable under the Covered Insurance Contracts to the extent such allowances relate to periods beginning on or after the Effective Time, (g) unclaimed property liabilities arising under or relating to the Covered Insurance Contracts, (h) Extra-Contractual Obligations and (i) experience refunds that relate to any Accounting Period completed after the Effective Time) other than Retained Reinsurance Liabilities, net of benefits collected under Existing Reinsurance attributable to periods on or after the Effective Time. Notwithstanding the foregoing, as to any Covered Insurance Contract pursuant to which the Company has ceded any risk to SLDI under Treaty 2774, effective July 1, 2000 and as amended through and including the Effective Time, or under Treaty 2962, effective June 1, 2002 and as amended through and including the Effective Time, “Reinsured Liabilities” shall only include liabilities and obligations not ceded to SLDI under either of such treaties.

“Reinsurer” has the meaning set forth in the preamble.

“Reinsurer Indemnified Parties” has the meaning set forth in Section 10.2 of this Agreement.

“Reserves” means the reserves and other liabilities in respect of the Reinsured Liabilities required to be maintained by the Reinsurer in accordance with SAP.

“SAP” means the statutory accounting principles prescribed or permitted by the Florida Office of Insurance Regulation.

“Security Amount” means with respect to any Accounting Period during which an Initial Security Amount Posting Date occurs or beginning after an Initial Security Amount Posting Date and prior to the related Security Amount Release Date, the excess of (i) the IFRS Reserves as of the end of the prior Accounting Period, updated to reflect the actual mortality experience under the Covered Insurance Contracts from the Effective Time to the date on which the Security Triggering Event giving rise to such Initial Security Amount Posting Date occurred over (ii) the Modified Coinsurance Amount as of the end of the prior Accounting Period.

“Security Amount Adjustment Date” has the meaning set forth in Section 4.3(b) of this Agreement.

“Security Amount Adjustment Notice” has the meaning set forth in Section 4.3(b) of this Agreement.

“Security Amount Release Date” has the meaning set forth in Section 4.3(d) of this Agreement.

“Security Triggering Event” means the occurrence of the following: the insurer financial strength rating of the Reinsurer is downgraded to below “A-” by Standard & Poor’s Ratings Services.

“Sellers” has the meaning set forth in the recitals.

“Settlement Statement” has the meaning set forth in Section 3.2 of this Agreement.

“SHI” has the meaning set forth in the recitals.

“SLDI” has the meaning set forth in the recitals.

“Special Duty” has the meaning set forth in Section 10.4 of this Agreement.

“SRD” has the meaning set forth in the recitals.

“SRGL” has the meaning set forth in the recitals.

“SRLB” has the meaning set forth in the recitals.

“SRUS” has the meaning set forth in the recitals.

“Statutory Financial Statements” means, with respect to any party, the annual and quarterly statutory financial statements of such party filed with the Governmental Entity charged with supervision of insurance companies in the jurisdiction of domicile of such party to the extent such party is required by applicable Law to prepare and file such financial statements.

“Triggering Event” means a Recapture Triggering Event or a Security Triggering Event.

“Terminal Accounting Period” means the Accounting Period during which the Recapture Date, if any, or the Termination Date, if any, occurs.

“Terminal Settlement Statement” has the meaning set forth in Section 9.4 of this Terminal.

“Termination Date” means the date on which this Agreement is terminated in accordance with the terms and conditions of Article IX hereof.

“Third Party Claim” has the meaning set forth in Section 10.3 of this Agreement.

ARTICLE II

BASIS OF COINSURANCE AND BUSINESS COINSURED

Section 2.1 Reinsurance.

(a) Subject to the terms and conditions of this Agreement, the Company hereby cedes on a combination coinsurance/modified coinsurance basis or a coinsurance basis, as specified on Schedule 1.1(a), to the Reinsurer as of the Effective Time, and the Reinsurer hereby accepts and agrees to assume and indemnity reinsure on such basis as of the Effective Time, one hundred percent (100%) of all Reinsured Liabilities arising under or relating to the Covered Insurance Contracts. This Agreement is an agreement for indemnity reinsurance solely between the Company and the Reinsurer and shall not create any legal relationship whatsoever between the Reinsurer and any Person other than the Company. The reinsurance effected under this Agreement shall be maintained in force, without reduction, unless such reinsurance is terminated or reduced as provided herein.

(b) On and after the Effective Time, the Reinsurer will have the responsibility for paying to or on behalf of the Company, as and when due, all Reinsured Liabilities arising under or attributable to the Covered Insurance Contracts.

Section 2.2 Reinsurance Coverage. In no event shall the reinsurance provided hereunder with respect to a particular Covered Insurance Contract be in force and binding unless such Covered Insurance Contract is in force and binding as of the Effective Time; provided, however, that the Covered Insurance Contracts reinsured hereunder shall include (a) all lapsed or surrendered insurance contracts subject to the reinsurance hereunder, that are reinstated in accordance with their terms on and after the Effective Time and (b) all unexecuted Covered Insurance Contracts. Upon the reinstatement of any lapsed or surrendered policy included within Covered Insurance Contracts, such reinstated Covered Insurance Contract shall be automatically reinsured hereunder, when, and to the extent that, the Company is liable under such reinstated Covered Insurance Contract.

Section 2.3 Reserves. On and after the Effective Time, the Reinsurer shall establish and maintain as a liability on its Statutory Financial Statements, Reserves for the Covered Insurance Contracts ceded hereunder, calculated consistent with the reserve requirements, SAP and actuarial principles applicable to the Reinsurer under Florida Law and otherwise in accordance with any valuation bases and methods of determining reserves that may be provided in the Covered Insurance Contracts. The Reinsurer shall provide the Company, no later than one-hundred and eighty (180) calendar days after the end of each calendar year, with copies of all actuarial opinions and actuarial memoranda and all reserve evaluations pertaining to the Reserves for the Covered Insurance Contracts, including, without limitation, any actuarial opinions and reserve evaluations performed by independent actuaries, auditors or other outside consultants. The Company may, at its own cost at any time, upon reasonable notice to the Reinsurer following the Effective Time, examine the Books and Records, and any other books and records that would have been included in the Books and Records had they been in existence at the Effective Time, maintained by the Reinsurer in accordance with the terms of this Agreement, and review the Reinsurer’s reserve procedures, in each case as applicable to the Reinsured Liabilities. If as a result of such examination the Company believes that the Reserves are not consistent with the requirements of the first sentence of this Section 2.3 in all material respects, the Reinsurer shall, at the Company’s request and expense, obtain and deliver to the Company an actuarial opinion as to the adequacy of the Reserves for the Covered Insurance Contracts produced by an independent actuary reasonably acceptable to the Company. In the event that the actuarial opinion so rendered reasonably indicates a material inadequacy in the Reserves for the Covered Insurance Contracts, or in the Reinsurer’s reserve procedures, the Reinsurer shall promptly adjust the amount of the Reserves for the Covered Insurance Contracts, and implement appropriate changes to its procedures so as to avoid inadequacies in future periods; provided, however, the Reinsurer shall have the right to contest the findings of such actuarial opinion in accordance with the provisions of Article VII.

Section 2.4 Insurance Contract and Reserve Assumption Changes. The Company shall not change (a) the terms and conditions of any Covered Insurance Contracts or (b) the assumptions and methods used to establish the reserves attributable to the Covered Insurance Contracts, except as required by applicable Law or with the consent of the Reinsurer (which consent shall not be unreasonably withheld), and, in the event such a change is required by applicable Law, the Company shall notify the Reinsurer promptly upon becoming aware of the requirement to effect any such change and provide the Reinsurer the opportunity to contest such requirement.

ARTICLE III

TRANSFER OF ASSETS; ACCOUNTING; ADMINISTRATION

Section 3.1 Payments by the Company.

(a) As consideration for the Reinsurer’s agreement to provide reinsurance pursuant to this Agreement between the Company and the Reinsurer, the Company is transferring, as of the Effective Time, to the Reinsurer as an initial reinsurance premium, cash and securities in accordance with Section 2.2 of the Asset Purchase Agreement in an amount equal to $69,000,000.

(b) The Reinsurer shall be entitled prior to the Recapture Date, as additional reinsurance premium (the “Additional Reinsurance Premium”), to payment of amounts equal to Premiums received by the Company (and attributable to periods) on and after the Effective Time that are attributable to the Covered Insurance Contracts, net of premiums due to be paid to third party reinsurers for Existing Reinsurance in respect of the Covered Insurance Contracts; provided, however, that following the occurrence of a Recapture Triggering Event, the Company shall be entitled to retain such amounts as funds withheld under this Agreement, and following the occurrence of a Security Triggering Event, the Company shall be entitled to retain such amounts as funds withheld under this Agreement until such time as the Reinsurer posts security in accordance with Section 4.3. For the avoidance of doubt, the parties acknowledge and agree that the Company retains all right, title and interest to all Premiums and other amounts received with respect to the Covered Insurance Contracts, subject to its contractual obligations under this Agreement to pay corresponding amounts over to the Reinsurer in accordance with Section 3.2 of this Agreement.

(c) To the extent that the Company recovers amounts from any third party attributable to the Covered Insurance Contracts and to periods beginning on or after the Effective Time (including, without limitation, Premiums in arrears from a policyholder or ceding company with respect to a reinstated Covered Insurance Contract net of any amounts due to third parties under Existing Reinsurance, litigation recoveries, and experience refunds, but excluding amounts recovered under Existing Reinsurance), the Company shall transfer such amounts to the Reinsurer and provide the Reinsurer with any pertinent information that the Company may have relating thereto in accordance with Section 3.2 hereof.

Section 3.2 Settlement. During the term of this Agreement, a settlement amount between the Company and the Reinsurer as of the last day of each Accounting Period (the “Net Settlement”) shall be calculated by the Reinsurer in accordance with Exhibit A, and a statement setting forth such calculation (the “Settlement Statement”) shall be delivered by the Reinsurer to the Company within 30 calendar days of the end of such Accounting Period in accordance with the Administrative Services Agreement. If the amount of the Net Settlement for an Accounting Period is positive, the Company shall pay such amount to the Reinsurer within 5 Business Days of its receipt of the Settlement Statement for such Accounting Period. If the amount of the Net Settlement for an Accounting Period is negative, the Reinsurer shall pay the absolute value of such amount to the Company at the time it delivers the Settlement Statement for such Accounting Period to the Company.

Section 3.3 Modified Coinsurance.

(a) The Company shall retain, maintain, and own, or shall permit the ceding companies under the Covered Insurance Contracts to retain, maintain, and own, assets held in respect of the Reinsured Liabilities ceded on a coinsurance/modified coinsurance basis in an amount equal to the Modified Coinsurance Amount.

(b) Simultaneously with the payment of the initial reinsurance premium pursuant to Section 3.1(a), the Company shall withhold from the Reinsurer an amount equal to the Modified Coinsurance Amount, if any, as at the Effective Time as an initial modified coinsurance adjustment.

Section 3.4 Delayed Payments. If there is a delayed settlement of any payment due hereunder, interest will accrue on such payment at the 180-Day Treasury Rate then in effect until settlement is made. For purposes of this Section 3.4, a payment will be considered overdue, and such interest will begin to accrue, on the first day immediately following the date such payment is due. For greater clarity, (i) a payment shall be deemed to be due hereunder on the last date on which such payment may be timely made under the applicable provision, and (ii) interest will not accrue on any payment due the Reinsurer hereunder unless the delayed settlement thereof was caused by the Company.

Section 3.5 Offset and Recoupment Rights. Any debits or credits incurred on and after the Effective Time in favor of or against either the Company or Reinsurer with respect to this Agreement or any other reinsurance agreements or trust agreements that constitute Related Agreements or otherwise are deemed mutual debits or credits, as the case may be, shall be set off and recouped, and only the net balance shall be allowed or paid. This Section 3.5 shall apply notwithstanding the existence of any insolvency, rehabilitation, conservatorship or comparable proceeding by or against the Company or the Reinsurer.

Section 3.6 Administration. The Reinsurer will administer, or cause the administration of, the Covered Insurance Contracts and cause quarterly accountings with respect thereto to be provided to the Company in accordance with the Administrative Services Agreement. All reports, remittances and payments due to or from a party hereto shall be made in accordance with the procedures set forth in the Administrative Services Agreement.

Section 3.7 Certain Reports.

(a) Not later than sixty (60) calendar days after the end of each calendar year, and forty-five (45) calendar days after the end of any Accounting Period other than the Accounting Period ending on December 31, the Reinsurer shall provide to the Company a calculation of the Reinsurer’s “total adjusted capital” and “company action level risk-based capital” (as each such term is defined in, and calculated pursuant to, the RBC Formula), together with a certificate of an officer of the Reinsurer stating that such calculation is in accordance with the RBC Formula.

(b) The Reinsurer shall provide written notice of the occurrence of any Triggering Event within two (2) Business Days after its occurrence. The Company may request that the Reinsurer provide the Company with copies of its quarterly unaudited or annual audited, as applicable, Statutory Financial Statements to confirm the calculations provided by Reinsurer pursuant to this Section 3.7. In addition, Reinsurer shall cooperate fully with the Company and promptly respond to the Company’s reasonable inquiries from time to time concerning the determination of whether a Triggering Event has occurred.

ARTICLE IV

LICENSES; REPORTS; SECURITY

Section 4.1 Licenses. At all times during the term of this Agreement, the Reinsurer shall hold and maintain all licenses and authorizations required under applicable Law and otherwise take all action (i) so that the Company shall receive full statutory reserve credit for reinsurance ceded on a coinsurance basis under this Agreement in its Statutory Financial Statements filed with the Commissioner and in the statutory financial statements required to be filed with Governmental Entities charged with supervision of insurance companies in such other United States jurisdictions in which the Company must file such financial statements and (ii) to perform its obligations hereunder.

Section 4.2 Reports. At the Company’s request, the Reinsurer shall provide the Company with its annual and quarterly Statutory Financial Statements and a copy of its annual audited Statutory Financial Statements.

Section 4.3 Security.

(a) Upon the occurrence of a Security Triggering Event, the Company shall have the right to require the Reinsurer to post security in an amount equal to the Security Amount. Not later than ten (10) Business Days following receipt by the Reinsurer of written notice from the Company requiring such security (the “Initial Security Amount Posting Date”), the Reinsurer shall calculate the Security Amount, provide written notice of such calculation to the Company and post security in such amount. At the option of the Reinsurer, such security may take the form of either (x) a letter of credit issued by a bank, and in a form, reasonably acceptable to the Company naming the Company as beneficiary or (y) assets (complying with the investment guidelines attached to the ING Asset Management Services Agreement) deposited in a trust account established for the benefit of Company on terms reasonably acceptable to the Company and the Reinsurer. In connection with the foregoing, the Reinsurer shall take all actions as may be necessary or desirable, or that the Company may reasonably request, in order to grant the Company a security interest in any assets deposited in trust pursuant to the preceding sentence.

(b) For each Accounting Period beginning after an Initial Security Amount Posting Date and prior to the related Security Amount Release Date, the Reinsurer shall calculate the Security Amount with respect to such Accounting Period and provide written notice of the calculation of the Security Amount to the Company (the “Security Amount Adjustment Notice”), not later than thirty (30) calendar days after the end of the prior Accounting Period (the “Security Amount Adjustment Date”). If the Security Amount is reduced as of any Security Amount Adjustment Date, then the excess portion of any letter of credit posted as security pursuant to this Section 4.3 shall be cancelled or the excess portion of the assets deposited in a trust account as security pursuant to this Section 4.3 shall be returned to the Reinsurer, as the case may be, within two (2) Business Days of the delivery of the Security Amount Adjustment Notice to the Company. If the Security Amount is increased as of any Security Amount Adjustment Date, then the Reinsurer shall post the required additional security (in the form described in Section 4.3(a)) promptly upon delivery of the Security Amount Adjustment Notice to the Company.

(c) The Company hereby agrees that it shall draw on any letter of credit posted in respect of a Security Triggering Event or withdraw assets on deposit in a trust account in respect of a Security Triggering Event only if, and to the extent that, the Reinsurer fails to timely pay any material amount due to the Company hereunder and such amount remains unpaid for thirty (30) calendar days after notice to the Reinsurer of such nonpayment. Any amount drawn on a letter of credit or paid from a trust account pursuant to the preceding sentence shall be deemed to satisfy the Reinsurer’s requirement to make such payment.

(d) In the event that following a Security Triggering Event the insurer financial strength rating of the Reinsurer increases to at least “A-” by Standard & Poor’s Ratings Services, then any letter of credit posted in respect of such Security Triggering Event shall be surrendered and cancelled or any amount held in trust in respect of such Security Triggering Event shall be returned to the Reinsurer, as the case may be, within two (2) Business Days after the date upon which the Reinsurer provides to the Company notice of such ratings increase (the “Security Amount Release Date”).

(e) The Company may contest the Reinsurer’s calculation of the Security Amount by providing an alternative calculation to the Reinsurer in writing within thirty (30) calendar days after the date on which the Company receives the Reinsurer’s calculation. If the Company contests the Reinsurer’s calculation of the Security Amount with respect to any Accounting Period, the parties shall act in good faith to reach an agreement as to the correct Security Amount for such Accounting Period within fifteen (15) calendar days after the date on which the Company submits its alternative calculation. If the Company and the Reinsurer are unable to reach an agreement as to the calculation of the Security Amount during such period, the parties may submit the dispute regarding the calculation of the Security Amount for resolution to an independent third party actuary mutually acceptable to the Company and the Reinsurer (the “Independent Actuary”). Upon the selection of the Independent Actuary, and in any event within five (5) calendar days following such selection, the parties shall cause the Independent Actuary to review the calculation of the Security Amount and to deliver to the Reinsurer and the Company as promptly as practicable (but no later than thirty (30) calendar days after the commencement of the Independent Actuary’s review), a report setting forth the Independent Actuary’s calculation of the Security Amount. Such report shall also state the fees, costs and expenses of the Independent Actuary and indicate which of the parties shall bear such costs or in what percentage such costs shall be allocated to the parties. The Independent Actuary’s report shall be final and binding upon the Reinsurer and the Company.

Section 4.4 Credit for Reinsurance. It is the intention of the Reinsurer and the Company that the Company shall receive full statutory reserve credit for the reinsurance ceded to the Reinsurer under this Agreement in its Statutory Financial Statements filed with the Commissioner and in the statutory financial statements required to be filed with Governmental Entities charged with supervision of insurance companies in such other United States jurisdictions in which the Company must file such financial statements. The Reinsurer shall, at its sole cost and expense, take all steps necessary such that the Company will be permitted under applicable Law to take such reserve credit for reinsurance ceded under this Agreement; provided that the Reinsurer shall have the option of selecting among the available alternatives under applicable Law to provide the Company with such reserve credit. In connection with the foregoing, the Reinsurer shall take all actions as may be necessary or desirable, or that the Company may reasonably request, in order to grant the Company a security interest in any assets deposited in any reinsurance trust established by the Reinsurer to provide the Company with such reserve credit.

ARTICLE V

OVERSIGHTS; COOPERATION; REGULATORY MATTERS

Section 5.1 Oversights. Inadvertent delays, errors or omissions made in connection with this Agreement or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery, and provided, further, that the party making such error or omission or responsible for such delay shall be responsible for any additional liability which attaches as a result. If (a) the failure of either party to comply with any provision of this Agreement is unintentional or the result of a misunderstanding or oversight and (b) such failure to comply is promptly rectified, both parties shall be restored as closely as possible to the positions they would have occupied if no error or oversight had occurred.

Section 5.2 Cooperation. Each party hereto shall cooperate fully with the other in all reasonable respects in order to accomplish the objectives of this Agreement.

Section 5.3 Regulatory Matters. If the Company or the Reinsurer receives notice of, or otherwise becomes aware of, any regulatory inquiry, investigation or proceeding relating to the Covered Insurance Contracts that would reasonably be expected to have an adverse effect on the other party, the Company or the Reinsurer, as applicable, shall promptly notify the other party thereof, whereupon the parties shall cooperate in good faith and use their respective commercially reasonable efforts to resolve such matter in a mutually satisfactory manner, in light of all the relevant business, regulatory and legal facts and circumstances.

ARTICLE VI

DAC TAX

Section 6.1 Election.

(a) All uncapitalized terms used herein shall have the meanings set forth in the regulations under Section 848 of the Code.

(b) Each of the Company and the Reinsurer acknowledges that it is subject to taxation under Subchapter L of the Code and hereby makes the election contemplated by Section 1.848-2(g)(8) of the Treasury Regulations with respect to this Agreement. Each of the Company and the Reinsurer (i) agrees that such election is effective for the taxable year of each party that includes the Effective Time and for all subsequent years during which this Agreement remains in effect and (ii) warrants that it will take no action to revoke the election.

(c) Pursuant to Section 1.848-2(g)(8) of the Treasury Regulations, each of the Company and the Reinsurer hereby agrees (i) to attach a schedule to its federal income Tax return in the form of Schedule 6.1(c) for its first taxable year ending on or after the Effective Time that identifies this Agreement as a reinsurance agreement for which the joint election under Section 1.848-2(g)(8) has been made, (ii) that the party with net positive consideration for this Agreement for each taxable year will capitalize its specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1) of the Code, and (iii) to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service. The Reinsurer shall prepare and execute duplicate copies of the schedule described in the preceding sentence as soon as practicable after the Effective Time and submit them to the Company for execution. The Company shall execute the copies and return one of them to the Reinsurer within thirty (30) calendar days of the receipt of such copies.

(d) The Company shall submit a schedule to the Reinsurer by May 1 of each year of its calculation of the net consideration under this Agreement for the preceding taxable year. This schedule of calculations shall be accompanied by a statement signed by an authorized representative of the Company stating that the Company shall report such net consideration in its federal income Tax return for the preceding taxable year.

(e) The Reinsurer may contest such calculation by providing an alternative calculation to the Company in writing within thirty (30) calendar days after the date on which the Reinsurer receives the Company’s calculation. If the Reinsurer does not so notify the Company, the Reinsurer shall report the net consideration under this Agreement as determined by the Company in the Reinsurer’s federal income Tax return for the preceding taxable year.

(f) If the Reinsurer contests the Company’s calculation of the net consideration under this Agreement, the parties shall act in good faith to reach an agreement as to the correct amount of net consideration within thirty (30) calendar days after the date on which the Reinsurer submits its alternative calculation. If the Reinsurer and the Company reach an agreement as to the amount of net consideration under this Agreement, each party shall report such amount in its federal income Tax return for the preceding taxable year. If, during such period, the Reinsurer and the Company are unable to reach an agreement, they shall promptly thereafter cause Deloitte & Touche USA LLP (the “Independent Accountants”) to promptly review (which review shall commence no later than five (5) calendar days after the selection of the Independent Accountants) this Agreement and the calculations of the Reinsurer and the Company for the purpose of calculating the net consideration under this Agreement. In making such calculation, the Independent Accountants shall consider only those items or amounts in the Company’s calculation as to which the Reinsurer has disagreed. The Independent Accountants shall deliver to the Reinsurer and the Company, as promptly as practicable (but no later than thirty (30) calendar days after the commencement of their review), a report setting forth such calculation, which calculation shall result in a net consideration between the amount thereof shown in the Company’s calculation delivered pursuant to Section 6.1(d) and the amount thereof shown in the Reinsurer’s calculation delivered pursuant to Section 6.1(e). Such report shall be final and binding upon the Reinsurer and the Company. The fees, costs and expenses of the Independent Accountants shall be borne (i) by the Company if the difference between the net consideration as calculated by the Independent Accountants and the Company’s calculation delivered pursuant to Section 6.1(d) is greater than the difference between the net consideration as calculated by the Independent Accountants and the Reinsurer’s calculation delivered pursuant to Section 6.1(e), (ii) by the Reinsurer if the first such difference is less than the second such difference, and (iii) otherwise equally by the Reinsurer and the Company.

ARTICLE VII

ARBITRATION

Section 7.1 Arbitration.

(a) After the Closing Date, any dispute between the parties with respect to the calculation of amounts that are to be calculated, reported, or that may be audited pursuant to this Agreement (other than disputes relating to: (i) the assets to be transferred to the Reinsurer pursuant to Section 2.2. of the Asset Purchase Agreement, (ii) calculations of the net consideration under this Agreement, which shall be resolved in accordance with Article VI hereof, (iii) whether a Triggering Event has occurred or (iv) calculation of the Security Amount, which shall be resolved in accordance with Section 4.3 hereof), shall be decided through negotiation and, if necessary, arbitration as set forth in Section 7.2. For the avoidance of doubt, and without limiting the rights of the Reinsurer and its Affiliates under the Asset Purchase Agreement, the Reinsurer shall have no claim in arbitration or otherwise against the Company with respect to the amount or nature of the assets transferred to the Reinsurer pursuant to Section 2.2 of the Asset Purchase Agreement or Section 3.1(a) of this Agreement.

(b) The parties intend this Section 7.1 to be enforceable in accordance with the Federal Arbitration Act, including any amendments to such law which are subsequently adopted. In the event that either party refuses to submit to arbitration as required by Section 7.1(a), the other party may request the court specified in Section 11.4 to compel arbitration.

Section 7.2 Arbitration Procedure. The Company and Reinsurer intend that any dispute between them arising under this Agreement (excluding those disputes identified in Section 7.1(a)) be resolved without resort to any litigation. Accordingly, the Company and Reinsurer agree that they will negotiate diligently and in good faith to agree on a mutually satisfactory resolution of any such dispute; provided, however, that if any such dispute cannot be so resolved by them within sixty (60) calendar days (or such longer period as the parties may agree) after commencing such negotiations, the Company and Reinsurer agree that they will submit such dispute to arbitration in the manner specified in, and such arbitration proceeding will be conducted in accordance with, the Supplementary Rules for the Resolution of Intra-Industry U.S. Reinsurance and Insurance Disputes of the American Arbitration Association.

The arbitration hearing will be before a panel of three (3) disinterested arbitrators, each of whom must be a present or former officer of a life insurance or life reinsurance company familiar with the life reinsurance business, or other professionals with experience in life insurance or reinsurance, provided that such professionals shall not have performed services for either party within the previous five (5) years, and provided further that no arbitrator shall be a former employee of the Company or any of its Affiliates. The Company and Reinsurer will each appoint one arbitrator by written notification to the other party within thirty (30) calendar days after the date of the mailing of the notification initiating the arbitration. These two arbitrators will then select the third arbitrator within sixty (60) calendar days after the date of the mailing of the notification initiating arbitration.

If either the Company or Reinsurer fails to appoint an arbitrator, or should the two arbitrators be unable to agree upon the choice of a third arbitrator, the American Arbitration Association will appoint the necessary arbitrators within thirty (30) calendar days after the request to do so.

The arbitrators shall base their decision on the terms and conditions of this Agreement. However, if the terms and conditions of this Agreement do not explicitly dispose of an issue in dispute between the parties, the arbitrators may base their decision on the customs and practices of the life insurance and life reinsurance industry together with an interpretation of the law. The vote or approval of a majority of the arbitrators will decide any question considered by the arbitrators. The place of arbitration will be determined by the arbitrators. Each decision (including, without limitation, each award) of the arbitrators will be final and binding on all parties and will be nonappealable, except that (at the request of either the Company or Reinsurer) any award of the arbitrators may be confirmed (or, if appropriate, vacated) by a judgment entered by the court specified in Section 11.4. No such award or judgment will bear interest except as provided in Section 3.4. In no event may the arbitrators award punitive or exemplary damages. Each party will be responsible for paying (a) all fees and expenses charged by its respective counsel, accountants, actuaries, and other representatives in conjunction with such arbitration and (b) one-half of the fees and expenses charged by each arbitrator.

ARTICLE VIII

INSOLVENCY

Section 8.1 Insolvency of the Company. In the event of the insolvency of the Company, all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable by the Reinsurer directly to the Company or to its statutory liquidator, receiver or statutory successor on the basis of the liability of the Company under the Covered Insurance Contracts without diminution because of the insolvency of the Company. It is understood, however, that in the event of the insolvency of the Company, the liquidator, receiver or statutory successor of the Company shall give written notice of the pendency of a claim against the Company on a Covered Insurance Contract within a reasonable period of time after such claim is filed in the insolvency proceedings and that during the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Company or its liquidator, receiver or statutory successor. It is further understood that the expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

ARTICLE IX

DURATION; RECAPTURE

Section 9.1 Duration. This Agreement shall continue in force until such time as (i) the Company’s liability with respect to all Covered Insurance Contracts reinsured hereunder is terminated in accordance with their respective terms, or the Company has elected to recapture the reinsurance of Covered Insurance Contracts in full in accordance with Section 9.3, and (ii) the Company has received payments which discharge such liability in full in accordance with the provisions of this Agreement. In no event shall the interpretation of this Section 9.1 imply any unilateral right of the Reinsurer to terminate this Agreement; provided, however, that in the event that the Company fails to timely pay any material amount due the Reinsurer hereunder, and such amount remains unpaid for thirty (30) calendar days, the Reinsurer shall have the right to terminate reinsurance hereunder upon the end of such period. In such case or in the event that following an insolvency of the Company, the statutory liquidator, receiver or statutory successor of the Company terminates this Agreement, the provisions of Section 9.3 and Section 9.4 shall apply as if the Termination Date were a Recapture Date and the Reinsurer shall be relieved of all liability under this Agreement to make future payments to the Company.

Section 9.2 Survival. Notwithstanding the other provisions of this Article IX, the terms and conditions of Articles I, VI and X and the provisions of Sections 11.1, 11.4, 11.6, 11.9 and 11.10 shall remain in full force and effect after the Termination Date.

Section 9.3 Recapture.

(a) Upon the occurrence of a Recapture Triggering Event, the Company shall have the right to recapture all, and not less than all, of the reinsurance ceded under this Agreement, by providing the Reinsurer with written notice of its intent to effect recapture. Recapture of the Covered Insurance Contracts shall be effective on the tenth (10th) day following the day on which the Company has provided the Reinsurer with such notice (the “Recapture Date”).

(b) In addition, all or a portion of the reinsurance ceded under this Agreement may be recaptured with the mutual written consent of the parties hereto, including in connection with the establishment of a Buyers Facility.

(c) If any Covered Insurance Contract is terminated or liabilities thereunder are recaptured strictly in accordance with the terms of such Covered Insurance Contract and the consent of the Company is not required for such termination or recapture, the Company shall, upon ten (10) days’ prior written notice to the Reinsurer, recapture the liabilities ceded to the Reinsurer hereunder that are attributable to such terminated Covered Insurance Contract or to the liabilities recaptured under such Covered Insurance Contract, as the case may be.

(d) Following any recapture pursuant to this Section 9.3, subject to Section 9.2 and to the payment obligations described in Section 9.4, both the Company and the Reinsurer will be fully and finally released from all rights and obligations under this Agreement in respect of the recaptured portion of the Covered Insurance Contract or Covered Insurance Contracts, including any claims of the Reinsurer to any modified coinsurance reserves held in connection with recaptured portion of the Covered Insurance Contracts, other than any payment obligations due hereunder prior to the Recapture Date but still unpaid on such date.

Section 9.4 Recapture Payments.

(a) In connection with a recapture in full pursuant to Section 9.3(a), the Reinsurer shall prepare a Settlement Statement (the “Terminal Settlement Statement”) within sixty (60) calendar days of the Recapture Date setting forth the Net Settlement calculated in accordance with Exhibit A for the for the Terminal Accounting Period. If the amount of the Net Settlement for the Terminal Accounting Period is positive, the Company shall pay such amount to the Reinsurer within five (5) calendar days of its receipt of the Terminal Settlement Statement. If the amount of the Net Settlement for the Terminal Accounting Period is negative, the Reinsurer shall pay the absolute value of such amount to the Company at the time it delivers the Terminal Settlement Statement to the Company. In addition, on the Recapture Date or any other date on which all of the reinsurance ceded under this Agreement is recaptured, any letter of credit posted pursuant to Section 4.3 shall be immediately surrendered and cancelled and any amount held in trust pursuant to Section 4.3 shall be immediately returned to the Reinsurer, as the case may be.

(b) No recapture fee shall be payable in connection with a recapture in connection with the establishment of a Buyers Facility pursuant to Section 9.3(b) and any recapture payment in connection therewith shall be as mutually agreed by the parties.

(c) In connection with a recapture due to the termination or recapture by an underlying ceding company of a Covered Insurance Contract pursuant to Section 9.3(c), the Company shall pay to the Reinsurer its quota share of any recapture fee received by the Company from such underlying ceding company in connection with the recapture and the Reinsurer shall pay to the Company its quota share of any recapture payment paid by the Company to such underlying ceding company.

Section 9.5 Payment Upon Termination. Promptly following the termination of this Agreement other than a termination in connection with a recapture in accordance with Sections 9.3 and 9.4 or a termination in accordance with the proviso clause in Section 9.1 or the last sentence of Section 9.1 (i) the Company and the Reinsurer shall implement a Net Settlement in accordance with Exhibit D for the Terminal Accounting Period and (ii) the Company shall use its reasonable best efforts to collect amounts due from ceding companies under the Covered Insurance Contracts and pay to the Reinsurer an amount equal to the aggregate of the amount of assets actually held by the Company in respect of the Modified Coinsurance Amount at the time of termination (including all Received Amounts so collected from ceding companies). In addition, on the Termination Date, any letter of credit posted pursuant to Section 4.3 shall be immediately surrendered and cancelled and any amount held in trust pursuant to Section 4.3 shall be immediately returned to the Reinsurer, as the case may be.

ARTICLE X

INDEMNIFICATION; DISCLAIMER

Section 10.1 Reinsurer’s Obligation to Indemnify. The Reinsurer hereby agrees to indemnify, defend and hold harmless the Company and its Affiliates and their respective directors, officers and employees (collectively, the “Company Indemnified Parties”) from and against all losses, liabilities, claims, expenses (including reasonable attorneys’ fees and expenses) and damages reasonably and actually incurred by the Company to the extent arising from (i) any breach of the covenants and agreements of the Reinsurer contained in this Agreement, except to the extent that such losses, liabilities, claims, expenses (including reasonable attorneys’ fees and expenses) and damages are attributable to acts or omissions of a person who is a director, officer, employee, agent, representative, successor, or permitted assign of the Company or any of its Affiliates, unless such person is acting at the direction or request of the Reinsurer, and (ii) any successful enforcement of this indemnity.

Section 10.2 Company’s Obligation to Indemnify. The Company hereby agrees to indemnify, defend and hold harmless the Reinsurer and its Affiliates and their respective directors, officers and employees (collectively, the “Reinsurer Indemnified Parties”) from and against all losses, liabilities, claims, expenses (including reasonable attorneys’ fees and expenses) and damages reasonably and actually incurred by the Reinsurer to the extent arising from (i) any breach of the covenants and agreements of the Company contained in this Agreement, except to the extent that such losses, liabilities, claims, expenses (including reasonable attorneys’ fees and expenses) and damages are attributable to acts or omissions of a person who is a director, officer, employee (other than in such employee’s capacity as an employee of the Company), agent, representative, successor, or permitted assign of the Reinsurer or any of its Affiliates, and (ii) any successful enforcement of this indemnity.

Section 10.3 Indemnification Procedures. In the case of any Litigation asserted by a third party (a “Third Party Claim”) against a party entitled to indemnification under this Agreement (the “Indemnified Party”), notice shall be given by the Indemnified Party to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of such Third Party Claim, and the Indemnified Party shall permit the Indemnifying Party (at the expense of such Indemnifying Party and so long as the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party for Losses related to such Third Party Claim) to assume the defense of such Third Party Claim, provided that (a) counsel for the Indemnifying Party who shall conduct the defense of such Third Party Claim shall be reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such Indemnified Party’s expense, and (b) the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except to the extent that such failure results in a lack of actual notice to the Indemnifying Party and such Indemnifying Party is materially prejudiced as a result of such failure to give notice. If the Indemnifying Party does not promptly assume the defense of such Third Party Claim following notice thereof, the Indemnified Party shall be entitled to assume and control such defense and to settle or agree to pay in full such Third Party Claim without the consent of the Indemnifying Party without prejudice to the ability of the Indemnified Party to enforce its claim for indemnification against the Indemnifying Party hereunder. Except with the prior written consent of the Indemnified Party, no Indemnifying Party, in the defense of any such Third Party Claim, shall consent to entry of any judgment or enter into any settlement that (i) provides for injunctive or other nonmonetary relief affecting the Indemnified Party, (ii) does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of an irrevocable release from all liability with respect to such Third Party Claim, or (iii) would restrict such Indemnified Party’s ability to conduct its business in the ordinary course or would otherwise have a materially adverse impact on the business of the Indemnified Party. If the Indemnified Party in good faith determines that the conduct of the defense or any proposed settlement of any Third Party Claim would reasonably be expected to affect adversely the Indemnified Party’s Tax liability, or that the Indemnified Party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying Party in respect of such Third Party Claim, the Indemnified Party shall have the right at all times to take over and control the defense, settlement, negotiation or Litigation relating to any such Third Party Claim at the sole cost of the Indemnifying Party, provided that if the Indemnified Party does so take over and control, the Indemnified Party shall not settle such Third Party Claim without the written consent of the Indemnifying Party, such consent not to be unreasonably withheld, conditioned or delayed. In any event, the Reinsurer and the Company shall cooperate in the defense of any Third Party Claim subject to this Article X and the records of each shall be reasonably available to the other with respect to such defense.

Section 10.4 Disclaimer. The Reinsurer hereby acknowledges and agrees that the Reinsurer is not relying in any way upon any duty of utmost good faith or other similar duty of disclosure on the part of the Company (a “Special Duty”) in connection with the cession of liabilities from the Company to the Reinsurer as of the Effective Time. Accordingly, as an inducement for the Company to enter into the transactions contemplated by this Agreement, the Reinsurer hereby agrees that it will not institute any arbitration or other proceeding against the Company or assert any claim or defense against the Company in any arbitration or other proceeding with respect to the liabilities assumed hereunder based in whole or in part upon any Special Duty as of the Effective Time; provided, however, that the Reinsurer reserves all of its rights and remedies in respect of any Special Duty arising after the Effective Time.

ARTICLE XI

MISCELLANEOUS

Section 11.1 Notices. Any notice, request or other communication to be given by any party hereunder shall be in writing and shall be delivered personally, sent by registered or certified, postage prepaid, or by overnight courier with written confirmation of delivery. Any such notice shall be deemed given when so delivered personally, or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery. Such notices shall be given to the following address:

To Company:	Security Life of Denver Insurance Company
Attention: President
c/o ING North America Insurance Corporation
5780 Powers Ferry Road NW
Atlanta, GA 30327

With concurrent
copies to:	ING North America Insurance Corporation
5780 Powers Ferry Road NW Atlanta, GA 30327
Attention: Corporate General Counsel

and

David A. Massey, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Ave., NW
Washington, DC 20004-2415

To the Reinsurer:	Hannover Life Reassurance Company of America
800 North Magnolia Avenue, Suite 1400
Orlando, Florida 32803
Attention: President

With concurrent copies to:	Locke Lord Bissell & Liddell LLP
401 9th Street, N.W. Suite 400 South
Washington, DC 20004
Attention: William J. Kelty, III, Esq.

and

Debevoise & Plimpton LLP
919 Third Avenue
New York, NY 10022
Attention: Nicholas F. Potter, Esq.

Section 11.2 Entire Agreement. This Agreement may not be amended or modified in any respect whatsoever except by instrument in writing signed by the parties hereto. This Agreement, the other SLD-HLRUS Reinsurance Agreements, the Asset Purchase Agreement, the Administrative Services Agreement, the ING Ballantyne Administrative Services Agreement, the SLD-HLRI Reinsurance Agreement, the ING Asset Management Services Agreement and the other documents delivered pursuant hereto, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements, understandings, negotiations, discussions, whether oral or written, of the parties and there are no general or specific warranties, representations or other agreements by or among the parties in connection with the entering into of this Agreement or the subject matter hereof except as specifically set forth or contemplated herein.

Section 11.3 Captions. The captions of this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 11.4 Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into therein, without reference to principles of choice of law or conflicts of laws. Each party hereto irrevocably and unconditionally submits to the exclusive jurisdiction of any State or Federal Court sitting in New York, over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereto agrees that service of any process, summons, notice or document by U.S. registered mail, shall be effective service of process for any action, suit or proceeding brought against such party in such court. Each party hereto irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each party hereto agrees that final judgment in any such action, suit or proceeding brought in any such court shall be conclusive and binding upon such party and may be enforced in any other courts to whose jurisdiction such party may be subject, by suit upon such judgment.

Section 11.5 No Third Party Beneficiaries. Except as otherwise expressly set forth in any provision of this Agreement, nothing in this Agreement is intended or shall be construed to give any Person, other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

Section 11.6 Expenses. Except as otherwise provided herein, the parties hereto shall each bear their respective expenses incurred in connection with the negotiation, preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including, without limitation, all fees and expenses of counsel, actuaries and other representatives.

Section 11.7 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto. Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.

Section 11.8 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. If any provision of this Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable.

Section 11.9 Waiver of Jury Trial; Multiplied and Punitive Damages. Each of the parties hereto irrevocably waives, with respect to any first party action filed by the other party (but not as to any action by one party against the other seeking indemnification for a third party claim against the party initiating the action, to the extent that such damages may be recoverable as part of the indemnification by the indemnified party) (i) any and all right to trial by jury, and (ii) any right to punitive, incidental, consequential or multiplied damages, either pursuant to common law or statute, in any legal proceedings arising out of or related to this Agreement or the transactions contemplated hereby.

Section 11.10 Treatment of Confidential Information.

(a) The parties agree that, other than as contemplated by this Agreement and to the extent permitted or required to implement the transactions contemplated by this Agreement, the parties will keep confidential and will not use or disclose the other party’s Confidential Information and the terms and conditions of this Agreement, including, without limitation, the exhibits and schedules hereto, except as otherwise required by applicable Law or any order or ruling of any state or national insurance regulatory authority, the Securities and Exchange Commission or any other Governmental Entity.

(b) The confidentiality obligations contained in this Agreement or in any other agreement between the parties hereto, as they relate to the reinsurance hereunder, shall not apply to the federal Tax structure or federal Tax treatment of this Agreement and each party hereto may disclose to any and all persons, without limitation of any kind, the federal Tax structure and federal Tax treatment of this Agreement; provided, that such disclosure may not be made until the earliest of (x) the date of the public announcement of discussions relating to this Agreement, (y) the date of the public announcement of this Agreement, or (z) the date of the execution of this Agreement. The preceding sentence is intended to cause this Agreement to be treated as not having been offered under conditions of confidentiality for purposes of Section 1.6011-4(b)(3) (or any successor provision) of the Treasury Regulations promulgated under Section 6011 of the Code, and shall be construed in a manner consistent with such purpose. Subject to the provision with respect to disclosure in the first sentence of this subsection (b), each party hereto acknowledges that it has no proprietary or exclusive rights to the federal Tax structure of this Agreement or any federal Tax matter or federal Tax idea related to this Agreement.

Section 11.11 Assignment. This Agreement will inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Except as provided below in this Section 11.11, neither party may assign any of its duties or obligations hereunder without the prior written consent of the other party; provided, however, that this Agreement shall inure to the benefit and bind those who, by operation of law, become successors to the parties, including, without limitation, any liquidator, rehabilitator, receiver or conservator and any successor, merged or consolidated entity. The Reinsurer shall be entitled to assign its administrative duties hereunder without the prior written consent of the Company, unless the person or entity to whom such duties are to be assigned is not, at the time of such assignment, a subsidiary of the Reinsurer, in which event the Reinsurer shall obtain the prior written consent of the Company, such consent not to be unreasonably withheld.

Section 11.12 Service of Process. The Reinsurer hereby designates The Corporation Trust Company as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company. The Company hereby designates the Commissioner as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Reinsurer.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective January 1, 2009.

SECURITY LIFE OF DENVER INSURANCE COMPANY

By:	/s/ David Pendergrass
Name: David Pendergrass
Title: Senior Vice President

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

By:	/s/ Peter R. Schaefer
Name: Peter R. Schaefer
Title: President and CEO

By:	/s/ Jeffrey R. Burt
Jeffrey R. Burt

REINSURANCE AGREEMENT

SIGNATURE PAGE

EXHIBIT A

Net Settlement

The Net Settlement with respect to any Accounting Period is equal to the following:

a) the Additional Reinsurance Premium; minus

b) the Benefit Payments; plus

c) the Modified Coinsurance Investment Income and the Reinsurance IMR Investment Income; minus

d) the Modified Coinsurance Amount as of the close of such Accounting Period less the Modified Coinsurance Amount as of the close of the preceding Accounting Period (the “Modified Coinsurance Adjustment”); minus

e) the Reinsurance IMR as of the close of such Accounting Period less the Reinsurance IMR as of the close of the preceding Accounting Period; minus

f) with respect to a Terminal Accounting Period ending on the Recapture Date only, an amount equal to the difference (whether positive or negative) between (i) the IFRS Reserves as of the close of the Terminal Accounting Period and (ii) the Modified Coinsurance Amount as of the close of the Terminal Accounting Period;

provided that with respect to the Modified Coinsurance Investment Income, the Reinsurance IMR Investment Income, the Modified Coinsurance Adjustment, or the Reinsurance IMR for an Accounting Period, to the extent that the calculation of any of such items would result in an amount payable to the Reinsurer, only such amounts as are actually received by the Company from the ceding companies under the Covered Insurance Contracts by way of payment or offset or otherwise (“Received Amounts”) shall be included in the Net Settlement; provided further that to the extent that the Reinsurer makes any payments during an Accounting Period to or on behalf of the Company in respect of Reinsured Liabilities, the amount of any such payments shall be excluded from the Net Settlement; and provided further that to the extent the Reinsurer receives any Additional Reinsurance Premium in respect of an Accounting Period during such Accounting Period, the amount of any such Additional Reinsurance Premium received shall be excluded from the Net Settlement.

EXHIBIT B

IFRS Reserve Methodology and Components

Methodology

An initial defined reserve method consistent with the requirements of US GAAP was employed to develop the IFRS liability. This was done over the 30 year period of the projections. A VOBA was determined following the development of the IFRS liability.

Components used in the calculation

Premiums

Fee income

Interest

Mortality

Persistency

Expense allowances

Internal expenses

Third party retrocession cost, including adjustments for experience refunds and LCF’s. Assumed recaptures and experience refunds

Collateral costs

Pads were applied to interest, death benefits, NAR, third party retrocession costs, and collateral costs.

Schedule 1.1(a)

Covered Insurance Contracts

(including all amendments to such contracts through and including the Effective Time)

(i) Covered Insurance Contracts Reinsured on a Coinsurance/Modified Coinsurance Basis

A.	Treaty 0597-1783 between AGL Life Assurance Company and SLD, effective 6/1/1997

B.	Treaty 0024-0447 between American Memorial Life Insurance Company and SLD, effective 8/1/1983

C.	Treaty 0565-0063 between American Woodmen’s Life Insurance Company and SLD, effective 2/1/1967

D.	Treaty 0078-0081 between Conseco (formerly Lamar Life) and SLD, effective 3/1/1981

E.	Treaty 0267-0842 between Conseco Life Insurance Company and SLD, effective 9/30/1983

F.	Treaty 7327 between Golden Gate and SLD, effective 10/1/2004

G.	Treaty 0564-0212 between Grand Pacific Life Insurance Company and SLD, effective 4/1/1985

H.	Treaty 0203-1377 between Guardian Life Insurance Company of America and SLD, effective 7/1/1995

I.	Treaty 0044-1108 between Metropolitan Life Insurance Company and SLD, effective 1/1/1992 (Treaty originally entered between New England Mutual Life Insurance Company, which merged into Metropolitan in August 1996)

J.	Treaty 0570-1180 between Pacific Mutual Life Insurance Company and SLD, effective 1/1/1984

K.	Treaty 0153-3586 between Pruco Life Insurance Company and SLD, effective 7/1/2002

L.	Treaty 0051-0455 between Security Benefit Life and SLD, effective 7/1/1983

M.	Treaty 0493-0463 between Security Mutual Life and SLD, effective 7/1/1978 (co/modco)

N.	Treaty 0493-0464 between Security Mutual Life Insurance Company and SLD, effective 7/1/1978

O.	Treaty 541 between United Fidelity Life Insurance Company and SLD, effective 11/30/1982

P.	Treaty 0491-0560 between United Presidential Life Ins Company and SLD, effective 12/1/1984

(ii) Covered Insurance Contracts Reinsured on a Coinsurance Basis

A.	All Covered Insurance Contracts other than those listed in Schedule 1.1(a)(i), including without limitation, the following treaties:

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
1.	0151-1099	Aachener Ruckversicherungs Gesellschaft	SLD	1/11/92	YRT
2.	0432-0002A	Abraham Lincoln Insurance Company (used to be Capital Savings Life Insurance Company)	SLD	12/23/70	COINS
3.	0432-0002B	Abraham Lincoln Insurance Company (used to be Capital Savings Life Insurance Company)	SLD	5/1/71	COINS
4.	0432-0001	Abraham Lincoln Insurance Company (used to be Lincoln Continental Life Insurance Company)	SLD	7/1/69	YRT
5.	0099-6706	Acacia Life Ins Company	SLD	1/1/04	YRT
6.	0099-1817	Acacia Life Insurance Company	SLD	7/1/97	YRT
7.	0099-2489	Acacia Life Insurance Company	SLD	6/1/00	YRT
8.	0099-2199	Acacia Life Insurance Company	SLD	08/01/99	COINS
9.	0099-6746	Acacia Life Insurance Company	SLD	9/1/03	YRT
10.	0017**-0730	Acacia Mutual Life Insurance Company	SLD	5/1/88	YRT
11.	0099-0761 (3099F)	Acacia Mutual Life Insurance Company	SLD	1/1/88	YRT
12.	0099-1086	Acacia Mutual Life Insurance Company	SLD	10/1/92	YRT
13.	0099-0003	Acacia Mutual Life Insurance Company	SLD	9/1/87	MRT
14.	0099-1448	Acacia Mutual Life Insurance Company	SLD	1/9/96	YRT
15.	0492-0004 (B)	Academy Life and Accident Insurance Corporation	SLD	10/22/63	YRT
16.	0492-0069B	Academy Life Insurance Company	SLD	7/10/67	COINS
17.	0492-0005	Academy Life Insurance Company	SLD	1/1/73	YRT
18.	0492-0004 (A)	Academy Life Insurance; Pension Life Insurance Company of America; Allegheny National Life Insurance Company	SLD	1/1/74	YRT
19.	6200-4726	Acadia Life Ltd.	SLD	1/1/03	MRT
20.	0597-2840	AGL Life Assurance Company	SLD	8/1/01	YRT
21.	0022-0007	AIG Life Insurance Company	SLD	1/1/87	YRT
22.	0022-0008	AIG Life Insurance Company	SLD	8/1/98	MRT
23.	0022-0777	AIG Life Insurance Company	SLD	8/1/88	COINS
24.	0593-1100	Alexander Hamilton Life Insurance Company	SLD	10/1/92	COINS
25.	0593-1130	Alexander Hamilton Life Insurance Company (Jefferson Pilot)	SLD	1/1/93	MRT
26.	0593-0764	Alexander Hamilton Life Insurance Company of America	SLD	7/1/88	YRT
27.	0183-1587	All American Life Insurance Company	SLD	1/1/96	YRT
28.	0183-1836	All American Life Insurance Company	SLD	10/15/97	COINS
29.	0183-1220	All American Life Insurance Company	SLD	6/1/94	YRT
30.	0183-1775	All American Life Insurance Company (now AIG)	SLD	6/1/95	YRT
31.	0017-6588	Allianaz Life Insurance Co of North America	SLD	10/15/03	YRT
32.	0017-6846	Allianz Life Insurance Co of North America	SLD	1/1/04	COINS
33.	0017-6886	Allianz Life Insurance Co of North America	SLD	1/1/04	YRT
34.	0009-0163	Allianz Life Insurance Company of North America	SLD	12/1/86	YRT
35.	0422-0013	Allied Life Insurance Company, Reassure America Life Insurance Company	SLD	2/1/87	COINS
36.	0120-7282	Allstate Life Insurance Co of NY	SLD	10/1/03	YRT
38.	0217-2156	Allstate Life Insurance Company	SLD	3/1/99	YRT
39.	0217-4626	Allstate Life Insurance Company	SLD	5/5/03	YRT
40.	0217-1422	Allstate Life Insurance Company	SLD	9/15/95	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
41.	0120-3424	Allstate Life of N.Y.	SLD	6/3/02	COINS
42.	****-0104A	Amalgamated Labor Life Insurance Company	SLD	3/1/77	YRT
43.	****-0103A & E	Amalgamated Labor Life Insurance Company	SLD	3/1/77	LPR
44.	3568	America Financial Life and Annuity	SLD	9/1/02	COINS
45.	0536-0042	America Republic Insurance Company	SLD	3/29/82	YRT (#42) MRT (#43 – 45)
46.	****-0028	American Community Life Insurance Company	SLD	8/15/62	YRT
47.	0407-0286	American Country Life Insurance Company	SLD	2/1/69	YRT
48.	0053-0749	American Crown Life Insurance Company	SLD	7/1/88	COINS
49.	****-0016	American Educators Life Insurance Company	SLD	08/01/71	LPR
50.	####-515A	American Educators Life Insurance Company	SLD	1/1/78	YRT
51.	0223-0099 (Second contract in treaty)	American Employees Insurance Company	SLD	2/12/55	YRT
52.	****-0099 (Third contract in treaty)	American Employees Insurance Company	SLD	6/28/56	YRT
53.	0330-2241	American Enterprise Life Insurance Company	SLD	12/1/99	YRT
54.	****-0427A	American Estate Life Insurance Company	SLD	10/1/69	YRT
55.	****-0427B	American Estate Life Insurance Company	SLD	5/27/65	YRT
58.	0352-5826	American Family Life Insurance Company	SLD	7/1/03	YRT
59.	0245-0058A	American Fidelity Assurance Company (used to be Great Life Insurance Company)	SLD	9/1/70	COINS
60.	***-0060	American Fidelity Assurance Company (used to be Paramount American Life Insurance Company)	SLD	9/1/82	YRT
61.	****-0409	American Fidelity Assurance Company (successor to American Standard Life And Accident Insurance Company)	SLD	9/30/88	YRT
62.	0245-0056	American Fidelity Assurance Company (used to be Old Security Life Insurance Co)	SLD	1/11/72	YRT
63.	0245-0059	American Fidelity Assurance Company (used to be American Continental Life Insurance Company)	SLD	1/1/78	LPR
64.	0245-0055	American Fidelity Assurance Company (used to be American Standard Life and Accident Insurance Co).	SLD	1/1/72	YRT
65.	0245-0054	American Fidelity Assurance Company (used to be American Standard Life and Accident Insurance Co).	SLD	8/1/68	MRT
66.	0245-0053	American Fidelity Assurance Company (used to be American Standard Life and Accident Insurance Co).	SLD	1/1/72	LPR
67.	0245-0058B	American Fidelity Assurance Company (used to be Great Life Insurance Co)	SLD	Unknown, signed 10/21/70	YRT
68.	0245-0052	American Fidelity Assurance Company (used to be Old Security Life Insurance Company)	SLD	1/11/72	YRT
69.	0245-0051	American Fidelity Assurance Company (used to be Old Security Life Insurance Co).	SLD	1/1/73	LPR
70.	0146-0018	American Founders Life Insurance Company	SLD	9/1/87	YRT
71.	0146-0019	American Founders Life Insurance Company	SLD	8/1/86	MRT
72.	0219-0499	American Founders Life Insurance Company	SLD	12/2/85	YRT
73.	0219-0500	American Founders Life Insurance Company	SLD	4/1/61	YRT
74.	0219-0501	American Founders Life Insurance Company	SLD	4/1/61	COINS
75.	0219-0504	American Founders Life Insurance Company	SLD	12/2/85	MRT
76.	0202-1292	American General Life Insurance Co	SLD	1/1/86	YRT
77.	0140-3226	American General Life Insurance Company	SLD	1/1/99	YRT
79.	0110-0902	American General Life Insurance Company	SLD	10/1/91	COINS
80.	0140-1528	American General Life Insurance Company	SLD	3/1/98	COINS
81.	0140-1527	American General Life Insurance Company	SLD	3/1/96	YRT
82.	0183-1510	American General Life Insurance Company	SLD	9/1/95	YRT
83.	0072-1400	American General Life Insurance Company	SLD	9/1/95	YRT
84.	0202-2177	American General Life Insurance Company	SLD	10/1/98	YRT
85.	0202-2176	American General Life Insurance Company	SLD	10/1/98	YRT
86.	0140-2175	American General Life Insurance Company	SLD	10/1/98	YRT
87.	0110-2543	American General Life Insurance Company	SLD	10/1/98	YRT
88.	0072-1835	American General Life Insurance Company	SLD	10/15/97	COINS

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
89.	0140-4466	American General Life Insurance Company	SLD	12/31/02	COINS
90.	0140-2839	American General Life Insurance Company	SLD	3/1/01	YRT
91.	0072-1606	American General Life Insurance Company	SLD	7/1/96	YRT
92.	0072-1607	American General Life Insurance Company	SLD	7/1/96	COINS
93.	0072-0412	American General Life Insurance Company (successor to The Old Line Life Insurance Company of America)	SLD	6/1/89	COINS
94.	0072-1773	American General Life Insurance Company	SLD	4/1/97	YRT
95.	0183-1774	American General Life Insurance Company	SLD	6/1/95	YRT
96.	0140-1035	American General Life Insurance Company	SLD	6/1/92 for facultative, 10/1/92 for automatic business	MRT
97.	0140-1031	American General Life Insurance Company	SLD	6/1/92	YRT
98.	0140-2959	American General Life Insurance Company	SLD	Unknown	COINS
99.	0140-2874	American General Life Insurance Company	SLD	9/5/98	YRT
100.	0072-2798	American General Life Insurance Company (AGL)	SLD	3/1/01	YRT
101.	3**3-0368	American General Life Insurance Company (successor to New Jersey Life Insurance Company)	SLD	9/1/86	YRT
102.	3**3-0367	American General Life Insurance Company (successor to New Jersey Life Insurance Company)	SLD	11/1/86	COINS
103.	****-0406	American General Life Insurance Company (successor to Pioneer American Insurance Company)	SLD	Unknown, witnessed 8/4/48	YRT
104.	0072-0791	American General Life Insurance Company (used to be the Old Line Life Insurance Company of America).	SLD	6/1/89	YRT
105.	0579-0024	American Guardian Life Assurance Company	SLD	1/1/86	YRT
106.	0597-1771	American Guardian Life Assurance Company	SLD	4/1/97	YRT
107.	0607-0065	American Guardian Life Assurance Company (successor to Annapolis Life Insurance Company)	SLD	1/1/86	YRT
108.	0547-0026	American Home Life Insurance Company	SLD	12/1/82	YRT
109.	0023-0031	American International Insurance Company	SLD	12/01/82	MRT
110.	0023-0030	American International Life Assurance	SLD	1/1/87	YRT
111.	0023-0775	American International Life Assurance Company of NY	SLD	8/1/88	COINS
112.	****-0417	American Memorial Life Assurance Company	SLD	3/1/83	YRT
113.	1489	American Merchant Life Insurance Company (assumed from Loyalty Life Insurance Company) (marked Reassurance American Life Insurance Corporation)	SLD	12/1/85	COINS
114.	037, 038	American Mutual Life Insurance Company	SLD	9/1/82	COINS (037) YRT (038)
115.	0182-1290	American Mutual Life Insurance Company	SLD	6/1/94	YRT
116.	0598-2963	American National Insurance Company	SLD	11/1/97	YRT
117.	0598-1769	American National Insurance Company	SLD	7/1/97	YRT
118.	0598-0048	American National Insurance Company (successor to American Security Life Insurance Company)	SLD	1/1/86	YRT
119.	0611-0040	American National Life Insurance Company (American Health and Life assigned to ANLIC effective June 30, 1987)	SLD	6/12/86	MRT
120.	0611-0039	American National Life Insurance Company (American Health and Life Insurance Company assigned to ANLIC, effective June 30, 1987)	SLD	04/01/86	YRT
121.	****-0041	American Pacific Life Insurance Company	SLD	6/15/70	YRT
122.	0038-0734	American Physicians Life Insurance Company	SLD	7/15/88	YRT
123.	0038-0735	American Physicians Life Insurance Company	SLD	7/15/88	YRT
124.	7536-2837	American Republic Insurance Company	SLD	6/22/01	COINS
125.	0536-0046	American Republic Insurance Company	SLD	11/1/82	MRT
126.	0598-0049	American Security Life Insurance Company	SLD	1/1/86	MRT
127.	****-0520	American Travellers (Transport Life Insurance Company)	SLD	Unknown	MRT
128.	0001-0903	American United Life Insurance Company	SLD	2/1/91	COINS
129.	0001-2928	American United Life Insurance Company	SLD	3/1/02	YRT
130.	0001-1163	American United Life Insurance Company	SLD	6/1/93	YRT
132.	***-0050	American Western Life Insurance Company	SLD	Unknown	YRT
133.	0069-0787	Americo Financial L & A (used to be The College Life Insurance Company of America).	SLD	7/1/89	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
134.	0069-3569	Americo Financial Life & Annuity	SLD	9/1/02	YRT
135.	0069-4386	Americo Financial Life & Annuity Insurance Company	SLD	1/1/03	COINS
136.	0069-4387	Americo Financial Life & Annuity Insurance Company	SLD	1/1/03	COINS
137.	0069-2949	Americo Financial Life and Annuity Insurance Company	SLD	1/1/02	COINS
138.	0069-2950	Americo Financial Life and Annuity Insurance Company	SLD	1/1/02	COINS
140.	0109-6087	Ameritas Life Insurance Company	SLD	6/20/03	YRT
141.	0341-2491	Ameritas Life Insurance Company	SLD	6/1/00	YRT
142.	0109-2194	Ameritas Life Insurance Company	SLD	08/01/99	YRT
143.	0109-2405	Ameritas Life Insurance Corp.	SLD	11/1/98	YRT
144.	0109-1020	Ameritas Life Insurance Corp.	SLD	4/1/92	YRT
145.	0109-0932	Ameritas Life Insurance Corp.	SLD	1/1/92	YRT
146.	0109-2488	Ameritas Life Insurance Corp.	SLD	6/1/00	YRT
147.	0109-6526	Ameritas Life Insurance Corp.	SLD	7/1/01	COINS
149.	0109-2255 0341-2751 0099-2752 0347-2753	Ameritas Life Insurance Corp. (2255), Ameritas Variable Life Insurance Company (2751), Acacia Life Insurance Company (2752), Acacia National Life Insurance Company (2753)	SLD	1/1/00	COINS (2255), YRT (2751, 2752, 2753)
150.	0109-1040	Ameritas Life Insurance Corporation	SLD	7/1/92	YRT
151.	0182-1788	Amerus Life Insurance Company	SLD	4/1/97	YRT
152.	0133-2946	Amerus Life Insurance Company	SLD	4/1/02	COINS
153.	0182-5846	Amerus Life Insurance Company	SLD	1/1/98	COINS
154.	0182-5786	Amerus Life Insurance Company	SLD	7/1/03	YRT
155.	0182-5806	Amerus Life Insurance Company	SLD	6/1/03	YRT
156.	0182-5069	Amerus Life Insurance Company	SLD	4/1/03	YRT
157.	0182-5226	Amerus Life Insurance. Company	SLD	2/1/03	YRT
158.	0075-0829	Anchor (Ceding Company used to be Mutual Benefit Life Insurance Co).	SLD	1/1/90	YRT
159.	****-0066	Anthem Life Insurance Company of Indiana (successor to Associates Life Insurance Company)	SLD	1/1/86	COINS
160.	****-0050	Arkansas Underwriters Life Insurance Company of America	SLD	10/10/69	YRT
161.	****-0588 (C)	Assured Investors Life Company	SLD	4/9/70	YRT
162.	****-0588 (D)	Assured Investors Life Company	SLD	7/15/69	YRT
163.	0119-0068	Atlantic and Pacific Insurance Company	SLD	3/1/54	YRT
164.	0026-0251	Auto Club Life Insurance Company	SLD	6/15/88	MRT
165.	0052-6387	Auto-Owners Life Insurance Company	SLD	5/1/03	COINS
166.	0041-1149	AXA Equitable Life Insurance Company	SLD	6/1/93	YRT
167.	0041-1150	AXA Equitable Life Insurance Company Ceding Company f/k/a Equitable Life Assurance Society of the United States (changed name as of 9/7/04)	SLD	6/1/93	YRT
168.	0041-0148	AXA Equitable Life Insurance Company f/k/a Equitable Life Assurance Society of the United States (changed name as of 9/7/04)	SLD	12/1/86	YRT
169.	0041-0736	AXA Equitable Life Insurance Company, Ceding Company f/k/a Equitable Life Assurance Society of the United States (changed name as of 9/7/04)	SLD	Unknown	YRT
170.	0041-2022	AXA Equitable Life Insurance Company. f/k/a Equitable Life Assurance Society of the United States (changed name as of 9/7/04)	SLD	1/1/99	YRT
171.	0226-1444	AXA ReVie	SLD	1/1/95	YRT
172.	0367-7302	Balboa LIC &Balboa Life Insurance Company of NY	SLD	(date on LOI) 7/1/04	COINS
173.	0367-7302	Balboa Life Insurance Company	SLD	7/1/04	COINS
174.	0351-7303	Balboa Life Insurance Company	SLD	7/1/04	COINS
175.	0538-1868	Baltimore Life Insurance Company	SLD	2/1/98	YRT
176.	0538-0070	Baltimore Life Insurance Company	SLD	1/4/82	MRT
177.	0213-1398	Baltimore Life Insurance Company (BLI)	SLD	7/1/95	YRT
178.	7325	Banc One Insurance Company	SLD	7/16/04	YRT
179.	0133-1052	Bankers Life and Casualty Company of NY	SLD	6/1/92	YRT
180.	0133-2107	Bankers Life Insurance Company of N.Y.	SLD	11/1/98	YRT
181.	0133-6110	Bankers Life Insurance Company of N.Y.	SLD	12/1/01	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
182.	0317-0072A	Bankers Life Insurance Company of Nebraska	SLD	10/1/64	YRT
183.	0317-0072B	Bankers Life Insurance Company of Nebraska	SLD	5/24/61	YRT
184.	0133-1309	Bankers Life Insurance Company of New York	SLD	3/1/95	YRT
185.	0133-1839	Bankers Life Insurance Company of New York	SLD	7/1/97	MRT
186.	0133-1013	Bankers Life Insurance Company of NY (used to be called Bankers Life and Casualty Company of NY)	SLD	1/1/92	COINS
187.	Number not yet assigned	Bankers Life Insurance Company of NY	SLD	4/1/98	COINS
188.	0321-0267	Bankers National life Insurance Company (Lincoln American Life Insurance Company assigned to National Fidelity, effective June 30, 1999; National Fidelity assigned to Bankers National Life Insurance Company, effective April 1, 2000)	SLD	01/01/59	YRT
189.	0394-1413	Bankers Security Life Insurance Company	SLD	04/01/95	YRT
190.	****-0074A	Bankers Security Life Insurance Society	SLD	5/1/71	YRT
191.	****-0075	Bankers Security Life Insurance Society	SLD	5/1/71	MRT
192.	0394-0896	Bankers Security Life Insurance Society	SLD	9/1/90	YRT
193.	0010-0759	Bankers Union Life Insurance Company	SLD	1/20/49	YRT
194.	576	Banner Life Insurance Company	SLD	4/1/84	COINS
196.	1479	Banner Life Insurance Company	SLD	11/15/95	MRT
197.	0559-1478	Banner Life Insurance Company	SLD	11/15/95	COINS
198.	0559-1217	Banner Life Insurance Company	SLD	1/1/94	YRT
200.	0559-7247	Banner Life Insurance Company	SLD	3/1/04	YRT
201.	0559-1653	Banner Life Insurance Company	SLD	7/15/96	MRT
202.	****-0949	Beneficial Life Insurance Company	SLD	01/01/92	YRT
203.	0118-1548	Beneficial Life Insurance Company	SLD	1/1/96	YRT
204.	0118-1310	Beneficial Life Insurance Company	SLD	12/1/94	YRT
205.	0118-6747	Beneficial Life Insurance Company	SLD	01/01/04	YRT
206.	0118-3527	Beneficial Life Insurance Company	SLD	7/15/00	YRT
207.	0118-2131	Beneficial Life Insurance Company	SLD	Unknown	COINS
209.	0303-6269	Berkshire Life Ins Company Of America	SLD	10/1/03	MRT
210.	0085-1808	Berkshire Life Insurance Company	SLD	2/1/98	YRT
211.	****-1214	Berkshire Life Insurance Company	SLD	11/1/93	COINS
212.	0114-1147	Best Meredian Insurance Company	SLD	2/1/93	YRT
213.	0114-0908	Best Meridian Insurance Company	SLD	9/1/91	MRT
214.	0089-0077A	Bonneville-Sylvan Life Insurance Company	SLD	3/1/70	MRT
215.	0293-1980	Boston Mutual Life Insurance Company	SLD	6/1/98	YRT
216.	0293-2878	Boston Mutual Life Insurance Company	SLD	11/1/01	COINS
217.	0529-0082	Bradford National Life Insurance Company	SLD	3/1/81	COINS
218.	0002-1795	Business Men’s Assurance Co of America	SLD	7/1/97	MRT
219.	0002-1800	Business Men’s Assurance Co of America	SLD	9/1/97	COINS
220.	2252	Business Men’s Assurance Company	SLD	1/1/00	COINS
221.	0002-0085	Business Men’s Assurance Company	SLD	8/1/48	YRT
222.	0002-1857	Business Men’s Assurance Company of America	SLD	4/1/98	COINS
223.	0002-1506	Business Men’s Assurance Company of America	SLD	1/1/96	YRT
224.	0002-2731	Business Men’s Assurance Company of America	SLD	4/2/01	YRT
225.	****-1601	Business Men’s Assurance Company of America	SLD	1/1/96	COINS
226.	0002-1609	Business Men’s Assurance Company of America	SLD	8/1/96	COINS
227.	0002-0248	Business Men’s Assurance Company of America	SLD	10/01/89	YRT
228.	0002-1120	Business Men’s Assurance Company of America	SLD	1/1/93	YRT
229.	0087-1909	C.M. Life Insurance Company & Massachusetts Mutual Life Insurance Company & MML Bay State Life Insurance Company	SLD	9/1/98	COINS
230.	1684	C.M. Life Insurance Company, Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company	SLD	9/16/96	YRT
231.	****-0090A	Capitol Life Insurance Company	SLD	7/1/77	YRT
232.	****-0090B	Capitol Life Insurance Company	SLD	1/1/74	YRT
233.	0089	Capitol Life Insurance Company	SLD	5/1/65	YRT
234.	0228-0088	Capitol Security Life Insurance Company (successor to Mercury National Life Insurance Company)	SLD	10/22/63	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
235.	3012-0510A	Ceding Company: Transamerica Occidental Life Insurance Company	SLD	10/15/85	YRT
236.	0182-1269	Central Life Assurance Company	SLD	1/1/94	YRT
237.	0548-0036	Central Life Assurance Company (successor to American Mutual Life Insurance Company)	SLD	3/4/86	COINS
238.	****-0093	Central Life Insurance Company	SLD	4/1/84	YRT
239.	****-0157B	Central Nat’l Life Insurance Company	SLD	5/2/60	YRT
240.	****-0157C	Central Nat’l Life Insurance Company	SLD	7/24/53	YRT
241.	****-0095	Central National Life Insurance Company of Omaha	SLD	Unknown	YRT
242.	3007-0523	Central Security Lfe Insurance (successor to Unilife Insurance Company)	SLD	4/9/87	COINS
243.	0111-0904	Century Life Assurance Company	SLD	7/1/91	YRT
244.	****-0466B	Charter Oak Insurance Company	SLD	9/1/57	YRT
245.	****-0466A	Charter Oak Life Insurance Company	SLD	1/1/58	YRT
246.	****-0096	Chase National Life Insurance Company	SLD	2/20/70	YRT
247.	0164-1647	Chubb Life Insurance Company of America	SLD	11/1/96	YRT
248.	0164-1135	Chubb Life Insurance Company of America	SLD	5/1/93 (for facultative cases); 9/7/93 (automatic cases)	COINS
249.	3572-0768	Chubb Sovereign Life Insurance (changed its name from Sovereign Life Insurance Company effective 1/1/92).	SLD	4/1/88	YRT
250.	3572-0767	Chubb Sovereign Life Insurance Co (changed from Sovereign Life Insurance Co).	SLD	4/1/88	YRT
251.	3571-0482	Chubb Sovereign Life Insurance Company	SLD	4/1/85	COINS
252.	3571-0485	Chubb Sovereign Life Insurance Company	SLD	4/1/85	COINS
253.	3571-0487	Chubb Sovereign Life Insurance Company	SLD	1/1/85	COINS
254.	0572-1098	Chubb Sovereign Life Insurance Company	SLD	3/1/92	YRT
255.	0572-0769	Chubb Sovereign Life Insurance Company (name changed from Sovereign Life Insurance Company effective 1/1/92).	SLD	1/1/89	COINS
256.	0572-0771	Chubb Sovereign Life Insurance Company (name changed from Sovereign Life Insurance Company effective 1/1/92).	SLD	1/1/89	COINS
257.	0572-0408	Chubb Sovereign Life Insurance Company (successor to Sovereign Life Insurance Company)	SLD	2/1/89	YRT
258.	7342	Cincinnati Life Ins. Co.	SLD	5/1/04	YRT
259.	0278-2021	Cincinnati Life Insurance Company	SLD	05/01/98	YRT
260.	0278-1816	Cincinnati Life Insurance Company	SLD	9/15/97	YRT
261.	0278-6626	Cincinnati Life Insurance Company	SLD	4/1/03	YRT
263.	1589	Citicorp International Insurance Agency	SLD	(executed by CC 7/4/03 but not by SLD)	YRT
264.	0482-0151	Citizens Insurance Company of America	SLD	12/1/71	YRT
265.	****-0240	Citizens Life and Casualty Insurance Company	SLD	09/23/64	COINS
266.	****-0239(A)	Citizens Life and Casualty Insurance Company	SLD	5/1/63	MRT
267.	****-0239(B)	Citizens Life and Casualty Insurance Company	SLD	11/18/48	YRT
268.	****-0241	Citizens Life and Casualty Insurance Company	SLD	05/12/75	YRT
269.	0369-0134	Clarica (changed its name from ITT Hamilton Life Co).	SLD	1/1/71	YRT
270.	0185-2941	Clarica Life Insurance Company	SLD	1/1/02	MRT
271.	0185-2705	Clarica Life Insurance Company	SLD	11/1/00	MRT
272.	0185-3786	Clarica Life Insurance Company – U.S.	SLD	10/1/02	MRT
273.	0610-2785	Clarica Life Insurance Company – U.S.	SLD	4/1/01	YRT
274.	0369-0135	Clarica Life Insurance Company – U.S.	SLD	5/15/67	YRT
275.	0369-0136	Clarica Life Insurance Co – US	SLD	2/1/85	COINS
276.	0185-3385	Clarica Life US	SLD	4/1/02	MRT
277.	0087-1659	CM Life Insurance Co, Massachusetts Mutual Life Insurance Co, and MML Bay State Life Insurance Company	SLD	9/16/96	YRT
278.	0087-1661	CM Life Insurance Company, Massachusetts Mutual Life Insurance Company, and MML Bay State Life Insurance Company	SLD	3/1/96	YRT
279.	0087-1662	CM Life Insurance Company, Massachusetts Mutual Life Insurance Company, and MML Bay State Life Insurance Company	SLD	3/1/96	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
280.	0250-0099 (First contract in treaty)	Coastal States Life Insurance Company	SLD	12/19/61	YRT
281.	0069-2534	College Life Insurance Company	SLD	1/1/00	COINS
282.	0069-2092	College Life Insurance Company of America	SLD	05/01/98	YRT
283.	0395-0101	Cologne Life Reinsurance Company	SLD	8/1/83	YRT
284.	0181-1195	Colonial Life Insurance Company of America	SLD	5/1/93: Facultative 9/7/93: Automatic	YRT
285.	****-0069B	Colony Charter Life Insurance Company	SLD	9/1/67	COINS
286.	0505-103C	Colorado Bankers Life Insurance Co	SLD	12/18/83	COINS
287.	****-0105	Colorado Bankers Life Insurance Company	SLD	10/22/74	YRT
288.	****-0104B	Colorado Bankers Life Insurance Company	SLD	3/1/77	YRT
289.	****-0104C	Colorado Bankers Life Insurance Company	SLD	3/1/77	YRT
290.	0505-0103B	Colorado Bankers Life Insurance Company	SLD	10/1/78	COINS
291.	0505-0103 D	Colorado Bankers Life Insurance Company	SLD	3/1/77	COINS
292.	0531-0391	Colorado Life Insurance Company	SLD	4/1/81	YRT
293.	0585-0106	Columbia Universal Life Insurance Company	SLD	8/15/85	MRT
294.	0585-733	Columbia Universal Life Insurance Company	SLD	3/1/87	COINS
295.	0106-0388	Columbia Universal Life Insurance Company (apparent successor to Old Faithful Life Insurance Company)	SLD	1/1/77	YRT
296.	0081-1235	Columbian Life Insurance Company	SLD	8/1/93	COINS
297.	0081-1016	Columbian Life Insurance Company	SLD	12/15/91	YRT
298.	0081-0844	Columbian Life Insurance Company	SLD	1/1/91	COINS
299.	0079-1015	Columbian Mutual Life Insurance Company	SLD	12/15/91	COINS
300.	0079-1185	Columbian Mutual Life Insurance Company	SLD	1/1/94	YRT
301.	****-1236	Columbian Mutual Life Insurance Company	SLD	8/1/93	COINS
302.	****-0224B	Columbian National Life Insurance Company	SLD	9/14/49	YRT
303.	0162-1287	Columbus Life Insurance Company	SLD	8/1/94	COINS
304.	0162-1125	Columbus Life Insurance Company	SLD	2/1/93	YRT
305.	****-0017	Columbus Standard Life Insurance Company	SLD	10/01/80	LPR
306.	0067-1416	Combined Insurance Company of America	SLD	6/1/95	YRT
307.	3614-0109	Commercial Life Insurance Company	SLD	8/1/86	YRT
308.	0579-0129	Commonwealth Life and Peoples Security Life (but the original ceding company was Consumers Life Insurance Company of NC)	SLD	2/1/85	MRT
309.	0167-1670	Commonwealth Life Insurance Company	SLD	9/1/96	YRT
310.	0167-1145	Commonwealth Life Insurance/Peoples (used to be Consumers Life Insurance Company)	SLD	2/1/85	MRT
311.	0169-1146	Commonwealth Life/ Peoples Security (used to be Consumers Life Insurance Company of NC)	SLD	2/1/85	YRT
312.	0552-1858	Companion Life Insurance Company	SLD	5/15/98	YRT
313.	0189-1565	Companion Life Insurance Company	SLD	1/1/96	YRT
314.	0189-1932	Companion Life Insurance Company	SLD	6/1/97	COINS
315.	0189-1264	Companion Life Insurance Company	SLD	6/1/94	YRT
316.	0189-1263	Companion Life Insurance Company	SLD	6/1/94	YRT
318.	0037-1963	Connecticut General Life Insurance Company	SLD	6/1/98 for policies issued on/ After 1/1/97	YRT
319.	0037-1460	Connecticut General Life Insurance Company	SLD	8/1/95	YRT
320.	0416-0120	Connecticut General Life Insurance Company	SLD	4/1/73	YRT
321.	0134-1038	Connecticut Mutual Life Insurance Company	SLD	9/1/92 for facultative; 1/1/93 for automatic	YRT
322.	0078-0081	Conseco (formerly Lamar Life) and SLD	SLD	Unknown	COINS
323.	0258-1552	Conseco Annuity Assurance Company	SLD	6/1/96	YRT
324.	0490-3163	Conseco Insurance Company	SLD	12/1/99	YRT
325.	0258-0034	Conseco Insurance Company	SLD	8/1/87	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
326.	0258-0033	Conseco Insurance Company	SLD	3/1/04	COINS
327.	0258-0032A	Conseco Insurance Company (Amend. 1, effective 3/1/04, signed by CC 8/04)	SLD	3/20/63	MRT
328.	0258-0032B	Conseco Insurance Company (Amend. 1, effective 3/1/04, signed by CC 8/04)	SLD	1/1/64	MRT
329.	0258-0035	Conseco Insurance Company (Amend. 1, effective 3/1/04, signed by CC 8/04)	SLD	12/1/85	MRT
330.	0258-1138	Conseco Insurance Company (Amend., effective 3/1/04, signed by CC 8/04)	SLD	4/1/93	YRT
331.	0078-0839	Conseco Life (ceding Company used to be Bradford National Life Insurance Co).	SLD	6/8/81	COINS
332.	****-0306	Conseco Life (name used to be Massachusetts General Life Insurance Co).	SLD	8/1/79	LPR
333.	****-0306	Conseco Life Insurance (ceding Company used to be Massachusetts General Life Insurance Co).	SLD	12/26/72	LPR
335.	0490-2877	Conseco Life Insurance Company	SLD	6/1/01	YRT
336.	0491-0826	Conseco Life Insurance Company	SLD	6/1/89	YRT
338.	0490-2227	Conseco Life Insurance Company	SLD	1/1/00	COINS
339.	0490-1996	Conseco Life Insurance Company	SLD	8/1/98	YRT
340.	0490-1993	Conseco Life Insurance Company	SLD	10/1/98	COINS
341.	0490-2477	Conseco Life Insurance Company	SLD	1/1/00	YRT
342.	0490-2800	Conseco Life Insurance Company	SLD	4/27/01	YRT
343.	0490-1994	Conseco Life Insurance Company	SLD	8/1/98	COINS
344.	0267-2001	Conseco Life Insurance Company	SLD	8/1/98	YRT
345.	0490-1746	Conseco Life Insurance Company	SLD	5/1/97	COINS
346.	0267-1747	Conseco Life Insurance Company	SLD	5/1/97	YRT
347.	0490-1992	Conseco Life Insurance Company	SLD	6/1/98	YRT
348.	0078-0840	Conseco Life Insurance Company (ceding Company used to be Bradford National Life Insurance Co).	SLD	4/1/83	MRT
349.	0078-0841	Conseco Life Insurance Company (ceding Company used to be Bradford National Life Insurance Co).	SLD	2/1/81	YRT
350.	0529-0080	Conseco Life Insurance Company (successor to Bradford National Life Insurance Company)	SLD	3/1/85	COINS
351.	0267-0079	Conseco Life Insurance Company (successor to Bradford National Life Insurance Company)	SLD	3/1/85	YRT
352.	0082-0793	Conseco Medical Insurance (ceding Company name used to be Connecticut National Life Insurance Co).	SLD	12/18/89	YRT
353.	0082-0884	Conseco Medical Insurance Company	SLD	4/1/91	COINS
354.	0082-0947	Conseco Medical Insurance Company	SLD	11/1/91	MRT
355.	0082-0122	Conseco Medical Insurance Company	SLD	7/1/87	COINS
356.	0082-1648	Conseco Medical Insurance Company	SLD	10/1/96	YRT
357.	0082-1665	Conseco Medical Insurance Company	SLD BP	11/1/96	YRT
358.	****-0519	Conseco Senior Health Insurance Co	SLD	4/15/83	MRT
359.	0378-0515B	Conseco Senior Health Insurance Company	SLD	12/23/71	COINS
360.	****-0516	Conseco Senior Health Insurance Company	SLD	9/1/67	COINS
361.	****-0517	Conseco Senior Health Insurance Company	SLD	4/15/83	YRT
362.	0576-2893	Conseco Variable Insurance Company	SLD	7/1/01	YRT
363.	****-0123	Consolidated Bankers Life Insurance Company of Louisiana	SLD	10/1/82	COINS
364.	****-0124	Consolidated Bankers Life Insurance Company of Louisiana	SLD	10/1/83	YRT
365.	0561-0125	Constitutional Insurance Company	SLD	3/1/84	MRT
366.	0578-0127	Consumers Life Insurance Company	SLD	2/1/85	MRT
367.	0170-1152	Consumers Life Insurance Company of North Carolina	SLD	9/1/85	YRT
368.	1952-0591	Continental American Life Insurance Company	SLD	6/1/52	YRT
369.	0332-1578	Continental Assurance Company	SLD	10/6/95	YRT
370.	0332-0859	Continental Assurance Company	SLD	10/1/90	YRT
371.	0032-1075	Continental Assurance Company	SLD	7/5/91	MRT
372.	0332-2011	Continental Assurance Company	SLD	4/1/98	YRT
373.	0332-2134	Continental Assurance Company	SLD	10/1/98	YRT
374.	0332-0130	Continental Assurance Company	SLD	12/1/82	YRT
375.	0332-1433	Continental Assurance Company	SLD	8/21/95	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
376.	0442-0132	Continental Investors Life Insurance Company	SLD	5/1/78	COINS
377.	****-0133A	Continental Life Insurance Company	SLD	9/1/67	YRT
378.	****-0133B	Continental Life Insurance Company	SLD	3/15/51	YRT
379.	****-0133C	Continental Western Life Insurance Co	SLD	Unknown	YRT
380.	****-0466C	Cosmopolitan Life Insurance Company	SLD	3/27/57	YRT
381.	0121-3546	Cotton States Life Insurance Company	SLD	9/1/02	YRT
382.	0256-7266	Country Life Ins Company	SLD	Unknown	COINS
383.	0575-1070	Crown Life Insurance Company	SLD	8/1/91	YRT
384.	0575 -0891	Crown Life Insurance Company	SLD	01/01/90	YRT
385.	0575-1818	Crown Life Insurance Company	SLD	12/31/97	YRT
386.	0575-0912	Crown Life Insurance Company	SLD	8/1/91	COINS
387.	0575-0138	Crown Life Insurance Company	SLD	1/1/85	YRT
388.	0575-0137	Crown Life Insurance Company	SLD	6/1/84	YRT
389.	0575-1123	Crown Life Insurance Company	SLD	2/1/93	YRT
390.	0575-1270	Crown Life Insurance Company	SLD	4/1/94	YRT
391.	0134-1218	CT Mutual Life Insurance Company & C.M. Life Insurance Company, Hartford CT	SLD	2/1/94	YRT
392.	0268-5086	CUNA Mutual Life	SLD	9/1/03	COINS
393.	0576-1093	Current Co is Protective Life. (However, Jefferson National Life Insurance Company was the original ceding co).	SLD	10/1/92	YRT
394.	0428-0140A	Dallas General Life Insurance Company	SLD	8/6/69	YRT
395.	0428-0140B	Dallas General Life Insurance Company	SLD	8/8/69	YRT
396.	0029-0141	Delaware American Life Insurance Company	SLD	1/1/87	YRT
397.	0029-0142	Delaware American Life Insurance Company	SLD	1/1/87	MRT
398.	0029-0776	Delaware American Life Insurance Company	SLD	8/1/88	COINS
399.	0563-0172	E.F. Hutton Life Insurance Company	SLD	4/1/86	MRT
400.	****-0173	E.F. Hutton Life Insurance Company	SLD	10/1/85	MRT
401.	****-0273A	Educators Security Insurance Company	SLD	01/01/70	YRT
402.	****-0273B	Educators Security Insurance Company	SLD	07/01/66	YRT
403.	0197-6728	Empire General Assurance Company	SLD	2/1/04	YRT
404.	0197-5266	Empire General Life Assurance Company	SLD	6/1/03	YRT
405.	0197-1781	Empire General Life Assurance Corp.	SLD	5/1/97	YRT
406.	0197-1782	Empire General Life Assurance Corp.	SLD	5/1/97	YRT
407.	0187-1232	Empire General Life Assurance Corp.	SLD	3/1/94	YRT
408.	****-1279	Empire General Life Assurance Corp.	SLD	1/1/94	YRT
409.	****-1277	Empire General Life Assurance Corp.	SLD	1/1/94	YRT
410.	0401-0143	Employees Life Company	SLD	4/1/71	YRT
411.	0573-0144	Employers Modern Life Company	SLD	1/1/85	YRT
412.	0573	Employers Modern Life Company	SLD	3/1/95	COINS
413.	0573-1316	Employers Modern Life Company	SLD	3/8/96	YRT
414.	0001-0061	Employers Reassurance Co (0050) (used to be American United Life Insurance Co) (0001)	SLD	7/1/59	YRT
415.	0050-0566	Employers Reassurance Corp.	SLD	1/1/87	YRT
416.	0001-0061	Employers Reassurance Corporation (0050) (used to be American United Life Insurance Company (0001))	SLD	10/1/78	YRT
417.	0619-1255	Employers Reassurance Int’l Limited (used to be NRG America Life Reassurance Company)	SLD	1/1/91	YRT
418.	0619-0994	Employers Reassure Corporation	SLD	07/31/91	YRT
419.	****-0146	Equitable Life & Casualty Insurance Co	SLD	Unknown, executed & delivered 11/9/48	YRT
420.	SECLIFE-99037	Equitable Life Assurance Society	SLD	1/1/99	YRT
421.	0041-6847	Equitable Life Assurance Society of the United States	SLD	12/1/03	YRT
422.	0175-1447	Equitable Life Assurance Society of U.S.	SLD	5/17/96	YRT
423.	0041-7275	Equitable Life Assurance Society of US	SLD	(date on LOI) 9/1/04	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
424.	0156-0592	Equitable Life Insurance Company of Colorado	SLD	3/18/56	YRT
425.	0018-0410	Equitable Life Insurance Company of Iowa	SLD	4/1/89	COINS
426.	0018-0765	Equitable Life Insurance Company of Iowa	SLD	5/1/88	YRT
427.	0018-0150	Equitable Life Insurance Company of Iowa	SLD	5/1/87	COINS
428.	0018-0766	Equitable Life Insurance Company of Iowa	SLD	8/1/88	YRT
429.	0018-1276	Equitable Life Insurance Company of Iowa	SLD	9/1/94	YRT
430.	0018-1321	Equitable of Iowa Life Insurance Company	SLD	1/1/95	YRT
431.	0175-1387	Equitable Variable Life Insurance Company	SLD	6/1/93	YRT
432.	****-0402B	ERC Life Reinsurance Corp (successor to Phoenix Mutual Life Insurance Company)	SLD	1/1/71	YRT
433.	****-0402C	ERC Life Reinsurance Corp (successor to Phoenix Mutual Life Insurance Company)	SLD	9/11/70	YRT
434.	****-0402D	ERC Life Reinsurance Corp (successor to Phoenix Mutual Life Insurance Company)	SLD	1/1/71	YRT
435.	0557-1423	ERC Life Reinsurance Corp. (successor to Frankona America Life Reassurance Company)	SLD	1/1/95	COINS
436.	****-0403	ERC Life Reinsurance Corp. (successor to Phoenix Mutual Life Insurance Company)	SLD	1/1/84	YRT
437.	****-0402A	ERC Life Reinsurance Corp. (successor to Phoenix Mutual Life Insurance Company)	SLD	12/8/66	YRT
438.	0269-2879	Family Life Insurance Company	SLD	10/1/01	COINS
439.	0251-7268	Farmers New World Life Ins Company	SLD	6/1/04	COINS
441.	0251-1593	Farmers New World Life Insurance Company	SLD	9/1/96	YRT
442.	0251-3384	Farmers New World Life Insurance Company	SLD	8/1/02	YRT
443.	2096	Federal Kemper Life Assurance Company	SLD	10/9/98	COINS
444.	0165-7126	Federal Kemper Life Assurance Company	SLD	10/1/03	YRT
445.	0260-2098	Federal Kemper Life Assurance Company (used to be Kemper Investors Life Insurance Co).	SLD	9/1/97	YRT
446.	0103-2570	Federated Life Insurance Company	SLD	1/1/01	YRT
447.	0103-2888	Federated Life Insurance Company	SLD	1/1/02	YRT
448.	0233-1580	Fidelity & Guarantee Life Insurance Company	SLD	7/15/96	YRT
449.	0280-6446	Fidelity & Guarantee Life Insurance Company of New York	SLD	7/1/03	COINS
450.	0280-1492	Fidelity & Guaranty Life Insurance Company	SLD	6/1/96	YRT
455.	7363	Fidelity and Guaranty	SLD	9/1/03	COINS
456.	****-0157A	Fidelity Bankers Life Insurance Company	SLD	4/1/68	YRT
457.	****-0347D	Fidelity Life and Disability Company	SLD	8/27/51	YRT
458.	****-0347E	Fidelity Life and Disability Company	SLD	6/27/52	YRT
460.	0430-0823	Fidelity Life Assoc.	SLD	1/1/90	MRT
461.	****-0158	Fidelity Life Association	SLD	8/1/71	YRT
462.	159	Fidelity Life Association	SLD	4/1/85	COINS
463.	0430-0160	Fidelity Life Association	SLD	4/1/87	COINS
464.	0430-1215	Fidelity Life Association	SLD	6/4/93	YRT
465.	0430-0779	Fidelity Life Association	SLD	1/31/89	COINS
466.	0615-0162	Fidelity Life Insurance Company	SLD	2/1/85	YRT
467.	****-0536	Financial Assurance Inc. (United Fidelity Life Insurance Company)	SLD	1/1/66	YRT
468.	****-0164	Financial Guaranty Life Insurance Company	SLD	2/3/82	YRT
469.	****-0165	Financial Guaranty Life Insurance Company	SLD	10/15/82	COINS
470.	0609-0139	Financial Life Assurance Company of Canada	SLD	1/1/86	COINS
471.	0058-0615 (3058 M)	First Alexander Hamilton Life Insurance Company	SLD	2/1/88	YRT
472.	0288-2249	First Allmerica Financial Life Insurance Company	SLD	1/1/00	YRT
473.	0288-1862	First Allmerica Financial Life Insurance Company	SLD	1/1/98	COINS
474.	0288-2160	First Allmerica Financial Life Insurance Company	SLD	5/1/00	YRT
475.	0019-3525	First Ameritas Life Insurance Corp. of NY (Assignee)	SLD	10/1/03	COINS
476.	****-2558	First Annuity Company of Bermuda Ltd.	SLD	12/11/00	MRT
477.	0563-0778	First Capital Life Insurance Company	SLD	7/1/88	MRT
479.	0255-6668	First Colony Life Insurance Company	SLD	12/04/00	YRT
480.	0255-6026	First Colony Life Insurance Company	SLD	3/3/03	COINS

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
481.	0255-1655	First Colony Life Insurance Company	SLD	11/26/96	YRT
482.	0255-1686	First Colony Life Insurance Company	SLD	12/10/96	YRT
483.	0255-2184	First Colony Life Insurance Company	SLD	06/26/99	YRT
484.	****-0175	First Commercial life Insurance Company	SLD	11/1/86	YRT
485.	0312-2109	First Great-West Life & Annuity Insurance Company	SLD	05/01/98	COINS
486.	0241-0329	First Kansas Life Insurance Company	SLD	5/1/82	YRT
487.	****-0177	First Life Assurance Company	SLD	5/1/85	YRT
488.	****-0179	First Life Assurance Company	SLD	10/16/84	YRT
489.	****-0181	First Life Assurance Company	SLD	12/1/85	MRT
490.	****-0180	First Life Assurance Company	SLD	Unknown	YRT
491.	0180-6730	First MetLife Investors Company	SLD	2/1/04	COINS
492.	0211-2538	First Penn-Pacific Life Insurance Company	SLD	1/1/00	MRT
493.	0211-1812	First Penn-Pacific Life Insurance Company	SLD	5/1/97	MRT
494.	0211-1395	First Penn-Pacific Life Insurance Company	SLD	6/1/95	YRT
495.	7301	First Penn-Pacific Life Insurance Company	SLD	3/1/04	COINS
496.	0054-1155	First Transamerica Life Ins Company	SLD	6/14/93	YRT
497.	0054-0415	First TransAmerica Life Insurance Co	SLD	9/1/89	YRT
498.	0083-0848	First Transamerica Life Insurance Company	SLD	4/1/90	YRT
499.	0054-1079	First Transamerica Life Insurance Company	SLD	10/1/92	MRT
500.	0054-1017	First Transamerica Life Insurance Company	SLD	6/1/91	YRT
501.	0054-1078	First Transamerica Life Insurance Company	SLD	10/1/92	YRT
502.	0054-0907	First Transamerica Life Insurance Company	SLD	2/26/91	COINS
503.	0054-1184	First Transamerica Life Insurance Company	SLD	10/1/93	YRT
504.	****-1234	First Transamerica Life Insurance Company	SLD	1/1/94	COINS
505.	0054-1111	First Transamerica Life Insurance Company	SLD	10/1/92	MRT
506.	****-0182	First United Life Insurance Company	SLD	7/1/78	YRT
507.	0348-2507	First Variable Life Insurance Company	SLD	9/1/00	YRT
508.	0608-0184	Florida Life Insurance Company	SLD	9/1/85	YRT
509.	0608-0185	Florida Life Insurance Company	SLD	9/1/85	MRT
510.	****-0183	Florida Life Insurance Company	SLD	9/1/85	YRT
511.	0557-0187	Frankona America Life Reassurance Company	SLD	4/1/86	YRT
512.	0557-0188	Frankona America Life Reassurance Company	SLD	1/1/84	YRT
513.	0342-0193	Frontier Insurance Company	SLD	8/1/84	YRT
514.	0606-1997	GE Life & Annuity	SLD	11/1/98	MRT
515.	0606-2203	GE Life & Annuity Assurance Company	SLD	10/1/99	YRT
516.	0606-0264 (0262, 0263)	GE Life and Annuity Assurance Company	SLD	Facultative reinsurance 11/1/85, Automatic reinsurance 4/1/86	YRT (#264) YRT (#262) COINS (#263)
517.	0525-4970	General American Life Ins Company	SLD	4/1/02	YRT
518.	0525-1014	General American Life Insurance Company	SLD	2/1/92	COINS
519.	0525-0194	General American Life Insurance Company	SLD	1/1/80	YRT
520.	0525-1550	General American Life Insurance Company	SLD	1/1/96	COINS
522.	0525-0195	General American Life Insurance Company	SLD	1/1/84	YRT
523.	2759	General American Life Insurance Company	SLD	1/1/01	YRT
524.	0525-1564	General American Life Insurance Company	SLD	1/1/96	YRT
525.	0525-1824	General American Life Insurance Company	SLD	4/1/97	YRT
526.	0525-1166	General American Life Insurance Company	SLD	1/1/92	YRT
527.	0159-1173	General American Life Insurance Company	SLD	1/1/92	YRT
528.	0159-1175	General American Life Insurance Company	SLD	7/14/83	YRT
529.	0159-1174	General American Life Insurance Company	SLD	10/1/81	YRT
531.	0525-6726	General American Life Insurance Company	SLD	2/1/04	YRT
532.	0525-3528	General American Life Insurance Company	SLD	5/1/02	MRT
533.	0525-1924	General American Life Insurance Company	SLD	1/1/98	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
534.	0525-1921	General American Life Insurance Company	SLD	1/1/98	COINS
535.	2842	General American Life Insurance Company	SLD	5/1/00	YRT
536.	0525-2863	General American Life Insurance Company	SLD	12/1/01	YRT
537.	0525-1641	General American Life Insurance Company	SLD	1/1/96	COINS
538.	0525-1642	General American Life Insurance Company	SLD	4/1/96	COINS
539.	0525-1643	General American Life Insurance Company	SLD	4/1/96	YRT
540.	0525-1275	General American Life Insurance Company	SLD	1/1/95	YRT
541.	0604-2179	General Electric Capital Assurance Company	SLD	6/26/99	YRT
542.	0604-2496	General Electric Capital Assurance Company	SLD	12/02/00	YRT
543.	0604-6027	General Electric Capital Assurance Company	SLD	3/3/03	COINS
544.	0237-1543	General Life Insurance Company	SLD	11/1/95	COINS
545.	0237-2875	General Life Insurance Company	SLD	7/1/00	COINS
546.	0237-1650	General Life Insurance Company	SLD	8/1/96	YRT
547.	0236-1541	General Life Insurance Company of America	SLD	11/1/95	YRT
548.	0236-1651	General Life Insurance Company of America	SLD	8/1/96	COINS
549.	0361-0197	General Reinsurance Life Corporation	SLD	5/27/65	YRT
550.	0248-0201	Georgia International Life Insurance Company	SLD	7/1/64	YRT
551.	0247-1572	Gerling Global Life Insurance Company	SLD	1/1/96	YRT
552.	0247-1461	Gerling Global Life Insurance Company	SLD	1/1/95	YRT
553.	0247-1935	Gerling Global Life Insurance Company of Toronto	SLD	1/1/98	YRT
554.	0247-1151	Gerling Global Life Insurance Company, U.S. Branch	SLD	1/1/93	YRT
555.	0299-1936	Gerling Global Life ReInsurance Co	SLD	1/1/98	YRT
556.	0144-1076	Golden American Life Insurance Company	SLD	9/1/92	MRT
557.	0144-1077	Golden American Life Insurance Company	SLD	10/1/92	YRT
558.	0144-1437	Golden American Life Insurance Company	SLD	9/1/95	YRT
559.	7328	Golden Gate Captive Insurance Company	SLD	10/1/04	YRT
560.	0544-0206	Golden Rule Insurance Company	SLD	8/15/82	COINS
561.	0544-0208	Golden Rule Insurance Company	SLD	8/1/84	YRT
562.	0544-0209	Golden Rule Insurance Company	SLD	2/1/85	MRT
563.	0564-0210	Grand Pacific Life Insurance Company	SLD	6/1/84	YRT
564.	0564-0211	Grand Pacific Life Insurance Company Ltd.	SLD	4/1/85	MRT
565.	0576-1092	Great American (However Jefferson National Life Insurance Company was the original ceding Co).	SLD	10/1/92	YRT
566.	0273-2866	Great American Assurance Company of Puerto Rico	SLD	4/1/99	MRT
567.	0273-2865	Great American Life Assurance Company of Puerto Rico	SLD	4/1/99	YRT
568.	0279-2162	Great American Life Insurance Company	SLD	4/1/99	YRT
570.	0279-5087	Great American Life Insurance Company	SLD	1/1/03	COINS
572.	0279-1837	Great American Life Insurance Company	SLD	1/1/98	YRT
573.	0279-1838	Great American Life Insurance Company	SLD	1/1/98	YRT
574.	0549-0213	Great American Reserve Insurance Company	SLD	3/1/83	YRT
575.	0549-0603	Great American Reserve Insurance Company	SLD	1/1/87	YRT
576.	0576 (also 3576 listed) - 0526	Great American Reserve Insurance Company	SLD	11/1/85	COINS
577.	3576-0527	Great American Reserve Insurance Company	SLD	5/17/85	MRT
578.	3576-0773	Great American Reserve Insurance Company (named on the treaty--Union Life Insurance Company)	SLD	4/1/85	MRT
579.	****-0381	Great Columbia Life Insurance Company	SLD	4/1/70	YRT
580.	****-0543D	Great Fidelity Life Insurance Company	SLD	10/14/65	YRT
581.	****-0057	Great Life Insurance Company	SLD	10/1/71	YRT
582.	****-0176C	Great Mutual Life Insurance Company	SLD	1/2/53	YRT
583.	****-0365	Great Plains Life Insurance	SLD	12/23/70	COINS
584.	0581-0108	Great Southern (original ceding Company name was Commercial Bankers Life Insurance Co)	SLD	4/1/85	MRT
585.	0566-0216	Great Southern Life Insurance Company	SLD	3/1/86	MRT
586.	0566-2265	Great Southern Life Insurance Company	SLD	1/1/00	YRT
587.	0566-1852	Great Southern Life Insurance Company	SLD	1/1/98	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
588.	0566-0847	Great Southern Life Insurance Company	SLD	6/1/90	COINS
589.	0566-1391	Great Southern Life Insurance Company	SLD	5/1/95	COINS
590.	0566-2015	Great Southern Life Insurance Company	SLD	05/01/98	YRT
591.	0566-2725	Great Southern Life Insurance Company	SLD	04/01/99	COINS
592.	0566-2264	Great Southern Life Insurance Company	SLD	3/1/99	COINS
593.	0566-1190	Great Southern Life Insurance Company	SLD	10/1/93	MRT
594.	0566-2948	Great Southern Life Insurance Company	SLD	1/1/02	COINS
595.	0566-2428	Great Southern Life Insurance Company	SLD	1/1/00	COINS
596.	0566-1970	Great Southern Life Insurance Company	SLD	5/1/98	YRT
597.	0566-1679	Great Southern Life Insurance Company	SLD	4/1/85	YRT
598.	****-0307	Great Southern Life Insurance Company (successor to Commercial Bankers Life Insurance Company)	SLD	11/1/85	YRT
599.	0566-1343	Great Southern Life Insurance Company (used to be Ohio Life Insurance Co).	SLD	10/1/94	YRT
600.	0059-1347	Great Southern Life Insurance Company (used to be The Ohio Life Insurance Co).	SLD	Unknown	YRT
601.	0059-1346	Great Southern Life Insurance Company (used to be The Ohio Life Insurance Co).	SLD	10/1/94	YRT
602.	0059-0784	Great Southern Life Insurance Company (used to be The Ohio Life Insurance Co).	SLD	5/1/89	YRT
603.	****-1021	Great Western Life Assurance Company	SLD	1/1/93	YRT
604.	****-0027	Greater Western Assurance Company	SLD	Unknown	YRT
605.	0526-3145	Great-West Life & Annuity Insurance Company	SLD	3/1/01	YRT
606.	0526-2942	Great-West Life & Annuity Insurance Company	SLD	12/29/00	YRT
607.	0526-2205	Great-West Life & Annuity Insurance Company	SLD	1/1/00	YRT
608.	2788	Great-West Life & Annuity Insurance Company	SLD	3/1/01	YRT
609.	0526-1105	Great-West Life & Annuity Insurance Company	SLD	1/1/93	COINS
610.	0526-2201	Great-West Life & Annuity Insurance Company	SLD	09/10/99	YRT
611.	0526-0219	Great-West Life Assurance Company	SLD	10/1/86	YRT
612.	0526-0220	Great-West Life Assurance Company	SLD	1/1/80	YRT
613.	****-1104	Great-West Life Assurance Company	SLD	1/1/93	YRT
614.	0526-1984	Great-West Life Insurance Company	SLD	9/1/98	YRT
615.	0403-0222	Guaranty Income Life Insurance Company	SLD	1/1/65	YRT
616.	0262-6268	Guardian Insurance and Annuity Company	SLD	10/1/03	MRT
617.	1750	Guardian Life Insurance Company of America	SLD	5/1/97	COINS
619.	0085-0857	Guardian Life Insurance Company of America	SLD	12/1/90	YRT
620.	****-0419	GuideOne Life Insurance Company (successor to Preferred Risk Life Insurance Company)	SLD	12/18/57	YRT
621.	****-0420	GuideOne Life Insurance Company (successor to Preferred Risk Life Insurance Company)	SLD	11/1/64	MRT
622.	****-0421	GuideOne Life Insurance Company (successor to Preferred Risk Life Insurance Company)	SLD	12/15/72	MRT
623.	0178-0433	GuideOne Life Insurance Company (successor to Preferred Risk Life Insurance Company)	SLD	3/1/78	YRT
624.	****-0029	Hallmark Life Insurance Company	SLD	1/1/70	MRT
625.	0264-2148	Hartford Life & Accident Company	SLD	5/1/99	COINS
626.	0157-1908	Hartford Life & Accident Ins Company & Hartford Life Insurance Company & ITT Hartford Life & Annuity Insurance Company	SLD	7/1/97	YRT
627.	0157-4149	Hartford Life & Accident Insurance Company Hartford Life Insurance Company & Hartford Life & Annuity Insurance Company	SLD	1/1/02	YRT
628.	0157-4646	Hartford Life & Accident Insurance Company, Hartford Life Insurance Company and Hartford Life & Annuity Insurance Company	SLD	Fac. Bus effective 11/1/02 Auto. Bus effective 12/1/02	YRT
629.	0264-1717	Hartford Life & Annuity Company	SLD	1/1/97	YRT
630.	0600-0608	Hartford Life & Annuity Insurance Company	SLD	9/1/87	COINS
631.	0208-1344	Hartford Life and Accident Insurance Company	SLD	1/1/93	YRT
632.	7026	Hartford Life and Accident Insurance Company	SLD	3/1/04	YRT
633.	0157-4666	Hartford Life and accident Insurance Company & Hartford Life and Annuity Insurance Company	SLD	12/1/02	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
634.	0031-4126	Hartford Life and Accident, Hartford Life, and Hartford Life and Annuity	SLD	1/1/02	MRT
635.	0157- 2239/2240	Hartford Life and Accident/Hartford Life and Annuity	SLD	10/15/99	YRT
636.	0292-4766	Hartford Life and Annuity Insurance Company	SLD	1/1/03	YRT
637.	0292-3846	Hartford Life and Annuity Insurance Company	SLD	8/1/02	YRT
638.	0292-1297	Hartford Life and Annuity Insurance Company	SLD	1/1/95	COINS
639.	2163	Hartford Life and Annuity Insurance Company	SLD	05/14/97	COINS
640.	6946	Hartford Life and Annuity Insurance Company	SLD	3/1/04	YRT
641.	0157-2243 (P9912)	Hartford Life Insurance Company Hartford Life & Annuity Insurance Corporation	SLD	12/1/99	YRT
642.	****-0224A	Hartford Life Insurance Company	SLD	4/15/70	YRT
643.	****-2917	Hartford Life Insurance Company	SLD	3/1/02	MRT
644.	0157- 3506	Hartford Life Insurance Company	SLD	8/1/02	YRT
645.	0157-2851	Hartford Life Insurance Company	SLD	6/15/01	YRT
646.	0157-2854	Hartford Life Insurance Company	SLD	6/15/01	YRT
647.	0264-1796	Hartford Life Insurance Company	SLD	7/1/97	COINS
648.	0157-1308	Hartford Life Insurance Company	SLD	1/1/95	COINS
649.	0157-4826	Hartford Life Insurance Company	SLD	1/1/03	YRT
650.	0157-1595	Hartford Life Insurance Company	SLD	10/1/96	YRT
651.	0157-1116	Hartford Life Insurance Company	SLD	1/1/93	YRT
652.	0157-5486	Hartford Life Insurance Company	SLD	(date on LOI) 7/1/03	COINS
653.	0157-4886	Hartford Life Insurance Company	SLD	3/27/03	YRT
654.	6926	Hartford Life Insurance Company	SLD	3/1/04	YRT
655.	0292-5487	Hartford Life Insurance Company (NY only)	SLD	7/1/03 (LOI)	COINS
656.	7350 (LOI)	Hartford Life Insurance Company, Hartford Life & Annuity Company	SLD	Executed 11/4/04	YRT/ COINS
657.	0157-7350	Hartford Life Insurance Cos.	SLD	(date on LOI) 2/13/04 (executed 11/10/04)	YRT/ COINS
658.	****-0521A	Hill Country of Montana (Life of Montana Insurance Company)	SLD	7/1/76	YRT
659.	****-0521B	Hill Country of Montana (Life of Montana Insurance Company)	SLD	9/15/71	MRT
660.	****-0225A	Home State Life Insurance Company, Inc..	SLD	10/20/68	YRT
661.	0370-7313	Horace Mann Life Ins Company	SLD	9/1/04	YRT
662.	****-0176A	Ideal National Insurance Company	SLD	6/28/60	YRT
664.	2150	IDS Life Insurance Company	SLD	4/29/99	MRT
665.	0094-4206	IDS Life Insurance Company	SLD	11/25/02	YRT
666.	0094-0862	IDS Life Insurance Company	SLD	8/1/90	YRT
667.	0094-2849	IDS Life Insurance Company	SLD	6/29/01	YRT
668.	0322-6606	IDS Life Insurance Company of New York	SLD	8/18/03	YRT
669.	0322-6383	IDS Life Insurance Company of New York	SLD	8/18/03	YRT
670.	0322-2537	IDS Life Insurance Company of NY	SLD	11/15/00	YRT
672.	0322-6386	IDS Life Insurance Company of NY	SLD	8/18/03	YRT
673.	0308-2094	Illinois Mutual Life Insurance Company	SLD	01/01/99	YRT
674.	***-0119A	INA Life Insurance Company Company of North America	SLD	12/5/68	YRT
675.	0409-0567	Independent American Life Insurance Co	SLD	7/1/71	COINS
676.	0409-0567A	Independent American Life Insurance Company	SLD	LPR: 1/1/72 YRT: 12/5/72	YRT
677.	0409-0567B	Independent American Life Insurance Company	SLD	8/1/69	YRT
678.	0209-1588	Indianapolis Life Insurance Company	SLD	1/1/96	YRT
679.	0209-1384	Indianapolis Life Insurance Company	SLD	7/1/95	YRT
680.	0209-1456	Indianapolis Life Insurance Company	SLD	10/1/95	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
681.	0209-1494	Indianapolis Life Insurance Company	SLD	1/1/96	YRT
682.	0209-2947	Indianapolis Life Insurance Company	SLD	4/1/02	COINS
683.	0209-1772	Indianapolis Life Insurance Company	SLD	3/1/97	COINS
684.	0209-2960	Indianapolis Life Insurance Company	SLD	3/1/00	YRT
685.	7343	Industrial-Alliance Pacific LIC	SLD	8/1/04	YRT
686.	0176-7146	Industrial-Alliance Pacific Life Insurance Company	SLD	1/1/04	COINS
687.	0176-7147	Industrial-Alliance Pacific Life Insurance Company	SLD	1/1/04	YRT
688.	****-0152B	Int’l Service Life Insurance Company	SLD	1/1/72	YRT
689.	0309-0996	Integon Life Insurance Company	SLD	3/1/92	COINS
690.	****-0274B	International Fidelity Insurance Company	SLD	01/01/59	YRT
691.	****-0274C	International Fidelity Insurance Company	SLD	05/16/50	YRT
692.	****-0274D	International Fidelity Insurance Company	SLD	01/01/59	YRT
693.	0562-0278	International Fidelity Insurance Company	SLD	01/01/59	YRT
694.	****-0274A	International Fidelity Life Insurance Company	SLD	01/01/57	YRT
695.	****-0589(C)	International Opportunity Life Insurance Company	SLD	Unknown, executed & delivered 4/1/58	YRT
696.	****-0589(D)	International Opportunity Life Insurance Company	SLD	5/14/59	YRT
697.	****-0152A	International Service Life Insurance Co	SLD	2/18/69	YRT
699.	0282-1802	Inter-State Assurance Company	SLD	1/1/98	COINS
700.	0591-3526	Investors Life Co of N.A.	SLD	9/1/02	COINS
701.	****-0316	Investors Life Insurance Company of North America (successor to Median Life Insurance Company)	SLD	5/1/86	YRT
702.	****-0315	Investors Life Insurance Company of North America (successor to Median Life Insurance Company)	SLD	5/1/86	COINS
703.	0292-1141	ITT Hartford Life & Annuity Insurance Company	SLD	9/1/93	YRT
704.	0292-1156	ITT Hartford Life and Annuity Ins Company	SLD	7/1/93	YRT
705.	0292-1792	ITT Hartford Life and Annuity Insurance Company	SLD	12/1/94	COINS
706.	0292-0614	ITT Life Insurance Company	SLD	6/1/87	YRT
707.	0618-0229	ITT Life Insurance Corp.	SLD	12/1/86	YRT
708.	0292-0228A	ITT Life Insurance Corp.	SLD	8/1/73	YRT
709.	0292-0609	ITT Life Insurance Corporation	SLD	1/1/88	YRT
710.	0919-0889	ITT Lyndon Life Insurance Company	SLD	12/30/91	YRT
711.	0292-0228B	ITT Mid-Western Life Insurance Corp.	SLD	3/1/70	YRT
712.	0292-0228C	ITT Mid-Western Life Insurance Corp.	SLD	1/1/70	YRT
713.	****-0226	Jackson Life Insurance Company	SLD	6/27/62	YRT
714.	0323-6906	Jackson National Life Ins Company of NY	SLD	1/1/03	COINS
715.	0426-0237	Jackson National Life Insurance Company	SLD	7/11/69	YRT
716.	0426-1085	Jackson National Life Insurance Company	SLD	9/1/92	YRT
717.	0426-1084	Jackson National Life Insurance Company	SLD	9/1/92	COINS
718.	0426-4266	Jackson National Life Insurance Company	SLD	1/1/03	COINS
719.	0148-1089	Jackson National Life Insurance Company	SLD	12/1/92	COINS
720.	0426-1445	Jackson National Life Insurance Company	SLD	10/27/95	MRT
721.	0426-1393	Jackson National Life Insurance Company	SLD	5/1/94	YRT
722.	0426-1392	Jackson National Life Insurance Company	SLD	5/1/94	YRT
723.	0426-1396	Jackson National Life Insurance Company	SLD	1/1/95	YRT
724.	0426-1397	Jackson National Life Insurance Company	SLD	1/1/95	MRT
726.	0148-6086	Jackson National Life Insurance Company	SLD	9/9/03	YRT
727.	0426-1436	Jackson National Life Insurance Company	SLD	1/1/95	YRT
728.	0426-1749	Jackson National Life Insurance Company	SLD	7/1/98	YRT
729.	0426-7106	Jackson National Life Insurance Company	SLD	2/23/04	YRT
730.	0148-1380	Jackson National Life Insurance Company (used to be Jackson National Life Insurance Company of Michigan)	SLD	1/1/95	YRT
731.	0148-1379	Jackson National Life Insurance Company (used to be Jackson National Life Insurance Company of Michigan)	SLD	1/1/95	YRT
732.	0148-1090	Jackson National Life Insurance Company of Michigan	SLD	2/1/92	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
733.	0323-7107	Jackson National Life Insurance Company of N.Y.	SLD	2/23/04	YRT
734.	0326-2183	Jackson National Life Insurance Company of NY	SLD	05/01/99	YRT
735.	0343-2858	Jamestown Life Insurance Company	SLD	1/1/01	YRT
736.	0407-0287	Jefferson National Life Insurance Company	SLD	10/1/82	YRT
737.	0407-0289	Jefferson National Life Insurance Company	SLD	1/1/78	LPR
738.	0593-1143	Jefferson Pilot (original ceding Company was Alexander Hamilton Life Insurance Co).	SLD	1/1/93	MRT
739.	0572-0883	Jefferson Pilot Financial	SLD	7/10/90	YRT
740.	0164-2085	Jefferson Pilot Financial Company	SLD	01/01/97	YRT
741.	0512-1454	Jefferson Pilot Financial Insurance	SLD	11/1/94	YRT
742.	0572-0483	Jefferson Pilot Financial Insurance Co	SLD	1/1/85	YRT
743.	0572-0484	Jefferson Pilot Financial Insurance Co	SLD	10/1/85	YRT
744.	0164-1455	Jefferson Pilot Financial Insurance Company	SLD	11/1/94	YRT
745.	0593-0009	Jefferson Pilot Financial Insurance Company	SLD	9/1/86	COINS
746.	0572-0486	Jefferson Pilot Financial Insurance Corporation	SLD	1/1/85	COINS
747.	****-0745	Jefferson Pilot Financial Life Insurance Company	SLD	Unknown	MRT
748.	***-0746	Jefferson Pilot Financial Life Insurance Company	SLD	Unknown	YRT
749.	0593-0010	Jefferson Pilot Financial Life Insurance Company	SLD	1/1/86	YRT
750.	0593-1625	Jefferson Pilot Financial Life Insurance Company	SLD	Unknown	YRT
751.	0593-1626	Jefferson Pilot Financial Life Insurance Company	SLD	7/1/96	YRT
752.	0593-1627	Jefferson Pilot Financial Life Insurance Company	SLD	7/1/96	YRT
753.	0593-1628	Jefferson Pilot Financial Life Insurance Company	SLD	Unknown	YRT
754.	0073-1030	Jefferson Pilot Life (used to be Kentucky Central Life Insurance Co).	SLD	12/1/91	YRT
755.	0181-1453	Jefferson Pilot Life America Insurance Company	SLD	11/1/94	YRT
756.	0015-2007	Jefferson Pilot Life Insurance Company	SLD	Unknown	COINS
757.	0593-0012	Jefferson Pilot Life Insurance Company	SLD	01/01/86	MRT
758.	****-0266A	Jefferson Pilot Life Insurance Company	SLD	01/01/72	YRT
759.	0015-6486	Jefferson Pilot Life Insurance Company, Jefferson Pilot Financial Insurance; Jefferson Pilot Life America Insurance	SLD	11/1/03	YRT
760.	0058-1261	Jefferson Pilot LifeAmerica Insurance Company (successor to First Alexander Hamilton Life Insurance Company)	SLD	6/1/93	YRT
761.	2005	Jefferson-Pilot Life America Insurance Company	SLD	1/1/98	YRT
762.	****-0238	Jefferson-Pilot Life Insurance Company	SLD	01/01/87	YRT
763.	0164-1778	Jefferson-Pilot Life Insurance Company Alexander Hamilton Life Insurance Company First Alexander Hamilton Life Insurance Company	SLD	1/1/98	COINS
764.	0015-2546	Jefferson-Pilot Life Insurance Company	SLD	8/1/02	YRT
765.	****-1282	Jefferson-Pilot Life Insurance Company	SLD	7/1/94	MRT
766.	1164	Jefferson-Pilot Life Insurance Company	SLD	10/1/93	MRT
767.	0073-0780	Jefferson-Pilot Life Insurance Company (used to be Kentucky Central Life Insurance Co).	SLD	3/1/89	COINS
768.	0057-0762	John Adams Life Insurance Company of New York	SLD	1/1/89	YRT
769.	0057-0763	John Adams Life Insurance Company of NY	SLD	1/1/89	YRT
770.	0053-0414	John Alden Life Insurance Company (Successor to American Crown Life Insurance Company)	SLD	8/1/89	YRT
771.	0355-3927	John Hancock Life and John Hancock Variable Life	SLD	10/11/02	COINS
773.	3529	John Hancock Life Insurance Company	SLD	8/15/02	YRT
774.	0355-2516	John Hancock Life Insurance Company & John Hancock Variable Life Insurance Company	SLD	7/26/00	YRT
775.	0005-4046 0355-6306	John Hancock Variable Life Insurance Company John Hancock Life Insurance Company	SLD	1/1/03	YRT
776.	0005-6226 0355-6227	John Hancock Variable Life Insurance Company John Hancock Life Ins Col.	SLD	6/21/03	YRT
777.	0252-1910	Kansan City Life Insurance Company	SLD	1/1/98	YRT
778.	0252-2434	Kansas City Life Insurance Company	SLD	1/1/00	COINS
780.	0178-1801	Kansas City Life Insurance Company	SLD	9/1/97	COINS
781.	0252-1805	Kansas City Life Insurance Company	SLD	8/1/97	YRT
782.	0252-1597	Kansas City Life Insurance Company	SLD	8/1/96	MRT
783.	0252-6088	Kansas City Life Insurance Company	SLD	7/1/02	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
784.	0178-0422	Kansas City Life Insurance Company	SLD	3/1/78	MRT
785.	0051-0451	Kansas City Life Insurance Company	SLD	1/1/84	YRT
786.	0051-0452	Kansas City Life Insurance Company	SLD	8/1/82	YRT
787.	0252-2973	Kansas City Life Insurance Company	SLD	1/1/01	YRT
788.	0252-1982	Kansas City Life Insurance Company	SLD	6/1/98	COINS
789.	0178-2432	Kansas City Life Insurance Company (Previous CC = Guideone Life Insurance Company)	SLD	1/1/00	COINS
790.	2733	Kemper Investors Life Insurance Company	SLD	1/1/00	YRT
791.	2202	Kemper Investors Life Insurance Company	SLD	1/1/98	YRT
792.	0165-1136	Kemper Life Assurance Company	SLD	1/1/92	YRT
793.	0073-0728	Kentucky Central Life Insurance Company	SLD	5/1/88	YRT
794.	0073-0729	Kentucky Central Life Insurance Company	SLD	5/1/88	YRT
795.	0154-3285	Keyport Life	SLD	3/1/03	YRT
796.	0275-7292	Kolnische Ruckversicherungs-Gesellschaft Ag, Cologne	SLD	7/1/97	YRT
797.	0532-3165	Lafayette Life Insurance Company	SLD	5/1/03	YRT
798.	0532-0245	Lafayette Life Insurance Company	SLD	2/1/82	COINS
799.	0532-0242	Lafayette Life Insurance Company	SLD	1/2/81	LPR
800.	5032-244	Lafayette Life Insurance Company	SLD	1/1/85	YRT
801.	0567-0253	Legacy Life Insurance Company	SLD	9/15/84	MRT
803.	0316-2133	Liberty Life Assurance Company	SLD	6/1/99	COINS
804.	0346-2246	Liberty Life Assurance Company of Boston	SLD	10/1/99	YRT
805.	0316-2738	Liberty Life Assurance Company of Boston	SLD	1/1/99	YRT
806.	0316-2196	Liberty Life Assurance Company of Boston	SLD	12/01/99	YRT
807.	0316-7273	Liberty Life Ins Company of Boston	SLD	3/1/04	COINS
808.	0116-0910	Liberty Life Insurance Company	SLD	5/1/88	MRT
809.	0116-0911	Liberty Life Insurance Company	SLD	3/1/89	COINS
810.	0116-7027	Liberty Life Insurance Company	SLD	7/1/04	COINS
811.	0588-0256	Life Assurance Company of Pennsylvania	SLD	2/8/85	YRT
812.	0606-1813	Life Insurance Co of Virginia	SLD	10/1/97	COINS
813.	0400-0545	Life Insurance Company of Kansas	SLD	7/9/68	YRT
814.	****-0119B	Life Insurance Company of North America	SLD	12/5/68	YRT
815.	0172-7290	Life Insurance Company of the Southwest	SLD	4/1/04	YRT
816.	0606-1312	Life Insurance Company of Virginia	SLD	10/1/94	YRT
817.	0104-5408 0112-5409 0225-5410 0498-5411 0012-5412	Life Investors Ins Co of America; Peoples Benefit Life; Transamerica Life; Western Reserve Life Assurance Company of Ohio	SLD	6/1/03	COINS
818.	0104-2799	Life Investors Insurance Company	SLD	7/1/01	COINS
819.	0104-3155	Life Investors Insurance Company of America	SLD	7/1/02	YRT
820.	0170-1153	Life of Boston Insurance Company	SLD	9/1/85	COINS
821.	0494-2245	Lincoln Benefit Life Company	SLD	5/15/99	YRT
822.	0494-1476	Lincoln Benefit Life Company	SLD	5/1/95	YRT
823.	4087	Lincoln Benefit Life Company	SLD	10/15/02	MRT
824.	0494-2155	Lincoln Benefit Life Company	SLD	1/15/99	COINS
826.	0494-1999	Lincoln Benefit Life Company	SLD	6/1/01	COINS
827.	0494-1983	Lincoln Benefit Life Company	SLD	5/1/97	YRT
828.	0494-0270	Lincoln Benefit Life Company	SLD	1/1/84	MRT
829.	0494-0269	Lincoln Benefit Life Company	SLD	5/21/73	YRT
830.	0494-1753	Lincoln Benefit Life Company	SLD	6/1/96	YRT
831.	0494-0268	Lincoln Benefit Life Company	SLD	6/1/86	YRT
832.	0494-4086	Lincoln Benefit Life Insurance Company	SLD	12/31/02	MRT
833.	0494-0993	Lincoln Benefit Life Insurance Company	SLD	12/1/91	COINS
834.	0494-0931	Lincoln Benefit Life Insurance Company	SLD	6/15/91	MRT
835.	****-0225B	Lincoln Heritage Life Insurance Company	SLD	1/1/70	YRT
836.	****-0225C	Lincoln Heritage Life Insurance Company	SLD	8/1/76	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
837.	****-0225D	Lincoln Heritage Life Insurance Company	SLD	Unknown (signed 12/5/67)	YRT
838.	0253-0006	Lincoln Heritage Life Insurance Company	SLD	4/16/73	YRT
839.	0523-0568	Lincoln Heritage Life Insurance Company	SLD	5/1/79	COINS
840.	0541-0569	Lincoln Heritage Life Insurance Company	SLD	5/1/82	YRT
841.	****-0271	Lincoln Heritage Life Insurance Company	SLD	1/1/70	YRT
842.	****-0272	Lincoln Heritage Life Insurance Company	SLD	1/1/74	YRT
843.	0311-2100	Lincoln Life & Annuity Company of New York	SLD	7/1/98	YRT
844.	7306	Lincoln Life & Annuity Company of New York	SLD	3/1/04	COINS
845.	0037-2114	Lincoln Life & Annuity Company of NY	SLD	07/01/78	YRT
846.	0037-2115	Lincoln Life & Annuity Company of NY	SLD	01/01/82	YRT
847.	Not Yet Assigned	Lincoln Life & Annuity Company of NY	SLD	7/1/02	YRT
848.
849.	0562-2129	Lincoln Nat’l Life Insurance Company	SLD	11/1/97	YRT
850.	0562-2952	Lincoln National Life Ins Company	SLD	1/1/02	YRT
851.	0562-3152	Lincoln National Life Ins Company	SLD	5/1/02 for facultative 9/6/02 for automatic	YRT
852.	0562-1545	Lincoln National Life Insurance Company	SLD	1/1/96	YRT
853.	1962	Lincoln National Life Insurance Company	SLD	3/1/98	YRT
854.	0562-1848	Lincoln National Life Insurance Company	SLD	5/1/97	YRT
855.	0562-2127	Lincoln National Life Insurance Company	SLD	06/01/93	MRT
856.	0562-2125	Lincoln National Life Insurance Company	SLD	01/01/93	YRT
857.	0139-2123	Lincoln National Life Insurance Company	SLD	04/01/92	MRT
858.	0562-2116	Lincoln National Life Insurance Company	SLD	1/1/82	YRT
859.	####-0344	Lone Star Life Insurance Company	SLD	10/15/65	YRT
860.	0344-0280	Lone Star Life Insurance Company	SLD	10/15/65	YRT
861.	0035-0282	Louisiana National Life Insurance Company	SLD	3/1/87	YRT
862.	0528-3101	Loyal American Life Insurance Company	SLD	3/1/02	COINS
863.	0407-0288	Lumbermens Life Insurance Company	SLD	10/1/82	COINS
864.	0407-2965	M Life Insurance Company	SLD	7/1/02	YRT
865.	0904-3807	M Life Insurance Company	SLD	7/1/02	YRT
866.	0904-4068	M Life Insurance Company	SLD	7/1/02	YRT
867.	904-901	M Life Insurance Company	SLD	7/1/91	YRT
868.	0904-1182	M Life Insurance Company	SLD	1/1/84	YRT
869.	0616-0616	Maccabees Mutual Life Insurance Company	SLD	3/31/88	COINS
870.	0616-293	Maccabees Mutual Life Insurance Company	SLD	7/1/86	MRT
871.	0595-0725	Manhattan Life Insurance Company	SLD	10/1/88	YRT
872.	0595-0997	Manhattan Life Insurance Company	SLD	1/1/92	YRT
873.	0595-1487	Manhattan Life Insurance Company	SLD	12/11/95	YRT
874.	0287-1649	Manhattan Nat’l Life Insurance Company	SLD	10/1/96	YRT
875.	0287-1488	Manhattan National Life Insurance Company	SLD	1/1/96	YRT
876.	0287-297	Manhattan National Life Insurance Company	SLD	9/1/86	MRT
877.	0726	Manhattan National Life Insurance Company	SLD	4/1/88	YRT
878.	3287-0296	Manhattan National Life Insurance Company	SLD	10/1/86	COINS
880.	0301-1973	Manu Life Insurance Company	SLD	10/1/97	COINS
881.	0014-1088	Manufacturers Life Insurance Co (called Manulife)	SLD	1/21/92 for individual plans for survivorship “special edition” and any riders attached to these plans. 3/24/92 for all other survivorship plans	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
882.	0234-7006	Manufacturers Life Insurance Co (USA)	SLD	3/1/04	YRT
883.	0234-2500	Manufacturers Life Insurance Company	SLD	1/1/99	YRT
884.	0234-7269	Manufacturers Life Insurance Company	SLD	5/17/04	YRT
885.	0234-5926	Manufacturers Life Insurance Company	SLD	10/1/03	YRT
886.	0014-0934	Manufacturers Life Insurance Company (U.S.A.)	SLD	3/15/89	YRT
887.	0014-1304A	Manufacturers Life Insurance Company (U.S.A.)	SLD	12/16/94	YRT
888.	0014-1304B	Manufacturers Life Insurance Company (U.S.A.)	SLD	12/31/87	COINS
889.	0014-1304C	Manufacturers Life Insurance Company (U.S.A.)	SLD	12/31/87	COINS
890.	0014-1304D	Manufacturers Life Insurance Company (U.S.A.)	SLD	12/31/87	COINS
891.	0014-1304E	Manufacturers Life Insurance Company (U.S.A.)	SLD	1/1/86	COINS
892.	0014-0299	Manufacturers Life Insurance Company (U.S.A.)	SLD	12/1/87	COINS
893.	0014-1569 0235-1571 0234-1570	Manufacturers Life Insurance Company (U.S.A.) (Manulife USA), Previous CCs: Manufacturers Life Insurance Company, Manufacturers Life Insurance Company of America (Novation Agrmt, 11/22/01)	SLD	1/1/96	YRT
896.	0234-1803	Manufacturers Life Insurance Company (USA)	SLD	12/31/87	YRT
897.	0301-7166	Manufacturers Life Insurance Company of New York	SLD	9/1/02	YRT
898.	0301-2689	Manufacturers Life Insurance Company of NY	SLD	1/4/99	YRT
900.	Recent win 7362	Manulife	SLD	Effective in November for offshore business	YRT
901.	0234-1892	Manulife Reinsurance Corp.	SLD	1/1/97	COINS
902.	0014-0298	Manulife Reinsurance Corporation (used to be Manufacturers Life Insurance Co).	SLD	11/1/84	YRT
903.	0332-2009	MARC (Continental Assurance Co).	SLD	4/1/98	YRT
904.	0088-2012	MARC (Valley Forge Life Insurance Co).	SLD	4/1/98	MRT
905.	0496-0305	Mark Twain Life Insurance Company	SLD	6/1/73	LPR
906.	0387-2519	Mass Mutual Int’l (Bermuda) Limited	SLD	05/10/99	YRT
907.	0087-1660	Mass. Mutual Life Insurance Company	SLD	Unknown	YRT
908.	0490-0617	Massachusetts General Life Insurance Company	SLD	5/1/88	YRT
910.	0087-0858	Massachusetts Mutual Life Insurance Company	SLD	11/1/90	YRT
911.	0087-1071	Massachusetts Mutual Life Insurance Company	SLD	7/1/92	YRT
912.	0087-1542	Massachusetts Mutual Life Insurance Company	SLD	3/1/96	COINS
913.	0134-1018	Massachusetts Mutual Life Insurance Company	SLD	1/1/92	YRT
914.	0087-1194 (Mass. Mutual Life) 0087-2512 (MML Bay State)	Massachusetts Mutual Life Insurance Company Mutual Life Insurance Company, MML Bay State Life Insurance Company	SLD	7/1/93	YRT
915.	0087-1133	Massachusetts Mutual Life Insurance Company	SLD	3/29/93	COINS
916.	0087-1132	Massachusetts Mutual Life Insurance Company	SLD	3/29/93	YRT
917.	3246	Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, MML Bay State Life Insurance Company	SLD	7/1/02	YRT
918.	****-1682	Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and CM Life Insurance Company	SLD	2/1/94	YRT
919.	0510-1254	Mercantile and General Life Reassurance Company of America	SLD	4/27/94	YRT
920.	Recent win 0043-7356, 0525-7357	Met/Gen Am UL01 and ULSG03	SLD	7/1/04	YRT
921.	0192-4968	MetLife Investors Insurance Company	SLD	5/1/02	YRT
922.	0191-4966	MetLife Investors Insurance Company of Calif.	SLD	5/1/02	YRT
923.	0180-6730 0212-6731	MetLife Investors USA Insurance Co First MetLife Investors Insurance Company	SLD	(date on LOI) 2/1/04	COINS
924.	0212-6731	MetLife Investors USA Insurance Company	SLD	2/1/04	COINS
925.	0043-1221	Metropolitan Life Insurance Company	SLD	1/1/94	YRT
926.	2933	Metropolitan Life Insurance Company	SLD	7/1/02	YRT
927.	0043-6166	Metropolitan Life Insurance Company	SLD	4/1/02	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
929.	0043-0875	Metropolitan Life Insurance Company	SLD	1/1/91	YRT
930.	0096-0882	Metropolitan Life Insurance Company	SLD	9/1/90	COINS
931.	0043-1022	Metropolitan Life Insurance Company	SLD	1/1/92	MRT
932.	0043-4971	Metropolitan Life Insurance Company	SLD	4/1/02	YRT
933.	5386	Metropolitan Life Insurance Company	SLD	12/4/02	YRT
934.	1256	Metropolitan Life Insurance Company	SLD	4/1/94	COINS
935.	0044-0948	Metropolitan Life Insurance Company	SLD	7/1/91	YRT
936.	0043-1940	Metropolitan Life Insurance Company	SLD	1/1/98	COINS
938.	****-0015B	Mid American life Insurance Company	SLD	11/15/54	YRT
939.	****-0015C	Mid American life Insurance Company	SLD	01/02/58	COINS
940.	****-0015D	Mid American life Insurance Company	SLD	01/02/58	YRT
941.	Recent win	Midland HOLI	SLD	Unknown	TBD
942.	****-0618	Midland Life Insurance Company	SLD	Unknown	YRT
943.	1843	Midland Life Insurance Company	SLD	2/1/98	YRT
944.	0093-0319	Midland National Life Insurance Company	SLD	7/1/86	YRT
945.	0587-0153	Midland National Life Insurance Company	SLD	7/1/85	COINS
946.	0587-6228	Midland National Life Insurance Company	SLD	8/1/03	YRT
947.	0587-6246	Midland National Life Insurance Company	SLD	10/1/03	YRT
948.	0587-0154	Midland National Life Insurance Company	SLD	4/1/86	YRT
949.	0587-0155	Midland National Life Insurance Company	SLD	4/1/86	MRT
950.	0587-0156	Midland National Life Insurance Company	SLD	7/1/85	COINS
951.	0587-7332	Midland National Life Insurance Company	SLD	5/1/04	YRT
952.	0587-7333	Midland National Life Insurance Company	SLD	11/1/03	COINS
953.	0587-7334	Midland National Life Insurance Company	SLD	8/1/04	YRT
954.	0185-5326	Midland National Life Insurance Company—West Des Moines, IA (Novation Agrmt., effective 4/1/04, signed 8/04) Previous CC: Clarica Life Insurance Company-US	SLD	3/1/03	COINS
955.	****- 0227	Midwestern Health Insurance Company	SLD	Unknown	YRT
956.	****-0323 (First contract in treaty)	Mid-Western Life Insurance Company	SLD	7/1/65	YRT
957.	****-0323 (Second contract in treaty)	Mid-Western Life Insurance Company	SLD	8/27/65	YRT
958.	****-0323 (Third contract in treaty)	Mid-Western Life Insurance Company	SLD	12/1/68	YRT
959.	0553-0320	Midwestern United Life Insurance Co	SLD	1/1/84	YRT
960.	0298-3986	Minnesota Life Insurance Company	SLD	10/1/02	YRT
962.	0238-2214	Minnesota Life Insurance Company	SLD	1/1/00	YRT
963.	0238-2158	Minnesota Life Insurance Company	SLD	3/1/98	YRT
964.	0238-4606	Minnesota Life Insurance Company	SLD	3/1/03	YRT
965.	0238-6686	Minnesota Life Insurance Company	SLD	3/1/04	YRT
966.	0238-3018	Minnesota Life Insurance Company	SLD	4/1/02	YRT
967.	0238-2469	Minnesota Life Insurance Company	SLD	7/1/00	YRT
968.	0238-7324	Minnesota Life Insurance Company	SLD	9/18/04 (9/20/04 in Altris)	YRT
969.	0238-1560	Minnesota Mutual Life Insurance Company	SLD	5/1/96	YRT
970.	****-0327	Minnesota Protective Life Insurance Company	SLD	1/1/65	COINS
971.	****-0326	Minnesota Protective Life Insurance Company	SLD	8/10/62	MRT
972.	0244-0331	Missouri National Life Insurance Company	SLD	7/2/62	COINS
973.	0244-0330	Missouri National Life Insurance Company	SLD	7/2/62	YRT
974.	0087-7314	MML Bay State LIC; C.M. LIC; Massachusetts Mutual LIC	SLD	8/1/04	YRT
976.	2703	MML Bay State Life Insurance Company, C.M. Life Insurance Company, Massachusetts Mutual Life Insurance Company	SLD	1/1/01	YRT
977.	0087-2789, 2869	MML Bay State Life Insurance Company, C.M. Life Insurance Company, Massachusetts Mutual Life Insurance Company	SLD	10/1/01	YRT
978.	0087-4286	MML Bay State Life, C.M. Life, and Massachusetts Mutual	SLD	3/31/03	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
979.	0200-0334	Modern Pioneer’s Life Insurance Company	SLD	2/1/85	YRT
980.	****-0332 (Fourth contract in treaty)	Modern Pioneers Insurance Company	SLD	7/20/55	YRT
981.	0200-0333A	Modern Pioneers Life Insurance Company	SLD	10/1/81	YRT
982.	0200-0333B	Modern Pioneers Life Insurance Company	SLD	1/1/65	YRT
983.	****-0332A	Modern Pioneers Life Insurance Company	SLD	8/1/59	YRT
985.	0281-2936	Mony Life Insurance Company	SLD	3/1/02	YRT
986.	1079-5667	MONY Life Insurance Company	SLD	1/1/03	YRT
987.	1079-5666	MONY Life Insurance Company	SLD	1/1/03	YRT
988.	0281-4346	Mony Life Insurance Company	SLD	12/16/98	YRT
989.	0281-2770	MONY Life Insurance Company of America	SLD	4/26/01	YRT
990.	0281-1819	MONY Life Insurance Company of America	SLD	6/1/94	YRT
991.	0281-1820	MONY Life Insurance Company of America	SLD	3/7/94	YRT
993.	7364	MONY Life Insurance Company	SLD	7/22/04	COINS
994.	0249-0335B	Mountain States Life Insurance Company of America	SLD	4/17/62	YRT
995.	0040 -2010	Munich American Reassurance Company	SLD	04/01/98	YRT
996.	0332-1459	Munich American Reassurance Company	SLD	9/16/93	YRT
997.	0332-1428	Munich American Reassurance Company (successor to Continental Assurance Company)	SLD	1/1/95	YRT
998.	0332-1106	Munich American Reassurance Company (the original ceding company was Continental Assurance Co).	SLD	8/20/92	YRT
999.	0332-1385	Munich American Reassurance Company of Atlanta (used to be Continental Assurance Co).	SLD	1/1/95	YRT
1000.	0088-1575	Munich American Reassurance Company of Atlanta, GA	SLD	1/1/96	YRT
1001.	0088-1576	Munich American Reassurance Company of Atlanta, GA	SLD	1/1/96	COINS
1002.	0332-1573	Munich American Reassurance Company of Atlanta, GA	SLD	1/1/96	YRT
1003.	0332-1574	Munich American Reassurance Company of Atlanta, GA	SLD	1/1/96	YRT
1004.	0332-1127	Munich American Reassurance Company of Atlanta, GA	SLD	1/1/93	YRT
1005.	0075-0732	Mutual Benefit Life Insurance Company	SLD	8/1/88	YRT
1006.	****-0333C	Mutual Investors Assurance Company	SLD	1/1/65	YRT
1007.	0179-1187	Mutual Life Insurance Co of NY	SLD	3/7/94	MRT
1008.	7048-2838	Mutual of Omaha Insurance Company	SLD	8/1/01	COINS
1009.	7048-2833	Mutual of Omaha Insurance Company	SLD	8/1/01	COINS
1010.	0032-1551	Mutual Trust Life Insurance Company	SLD	4/15/96	COINS
1011.	0032-737	Mutual Trust Life Insurance Company	SLD	10/1/88	YRT
1012.	0551-0346	National Benefit Life Insurance Company	SLD	10/1/85	YRT
1013.	0551-0345A	National Benefit Life Insurance Company	SLD	1/1/85	COINS
1014.	0551-0345B	National Benefit Life Insurance Company	SLD	1/1/85	COINS
1015.	0551-0345C	National Benefit Life Insurance Company	SLD	1/1/85	COINS
1016.	****-0416	National Benefit Life Insurance Company	SLD	Unknown	YRT
1017.	****-0533	National Educators Life Insurance Company	SLD	7/13/50	YRT
1018.	0028-0347C	National Farmers Union Life Assoc.	SLD	12/1/49	YRT
1019.	3028-0352	National Farmers Union Life Insurance Co	SLD	2/1/87	MRT
1020.	3586-0284	National Farmers Union Life Insurance Co (ceding Company used to be Loyalty Life Insurance Co).	SLD	4/1/85	YRT
1021.	****-0353	National Farmers Union Life Insurance Company	SLD	Unknown	MRT
1022.	****-0354	National Farmers Union Life Insurance Company	SLD	Unknown	YRT
1023.	0028-0350	National Farmers Union Life Insurance Company	SLD	7/1/78	YRT
1024.	0028-0347A	National Farmers Union Life Insurance Company	SLD	5/1/76	YRT
1025.	0028-0347B	National Farmers Union Life Insurance Company	SLD	7/1/62	YRT
1026.	0586-0285	National Farmers Union Life Insurance Company	SLD	12/1/85	YRT
1027.	0028-0348	National Farmers Union Life Insurance Company	SLD	Unknown	YRT
1028.	0028-0351	National Farmers Union Life Insurance Company	SLD	Unknown	YRT
1029.	0357	National Fidelity Life Insurance Company	SLD	4/1/84	YRT
1030.	0326-2233	National Guardian Life Insurance Co	SLD	6/1/00	YRT
1031.	0095-2734	National Guardian Life Insurance Company	SLD	1/1/01	COINS

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
1032.	0163-2004	National Life Insurance Company	SLD	12/1/98	COINS
1033.	0163-1639	National Life Insurance Company	SLD	10/1/96	COINS
1034.	1322	National Life Insurance Company	SLD	10/1/94	COINS
1035.	0163-1859	National Life Insurance Company	SLD	9/1/97	YRT
1037.	0163-2915	National Life Insurance Company	SLD	1/1/02	YRT
1038.	0163-5106	National Life Insurance Company	SLD	1/1/02	YRT
1039.	0163-1126	National Life Insurance Company	SLD	4/1/93	COINS
1040.	0163-2768	National Life InsuranceCompany	SLD	6/1/01	YRT
1041.	0163-2964	National Life InsuranceCompany	SLD	7/22/02	YRT
1042.	0049-1477	National Security Life and Annuity Company	SLD	1/1/95	YRT
1043.	****-0358C	National Western Life Insurance Company	SLD	5/28/57	YRT
1044.	****-0364	National Western Life Insurance Company (successor to Great Plains Life Insurance Company)	SLD	10/01/70	YRT
1045.	****-0359	National Western Life Insurance Company (successor to Pacific-Atlantic Life Insurance Company)	SLD	8/1/64	MRT
1046.	****-0358A	National Western Life Insurance Company (successor to Security National Life Insurance Company)	SLD	5/10/51	YRT
1047.	****-0358A	National Western Life Insurance Company (successor to Security National Life Insurance Company)	SLD	4/10/51	YRT
1048.	0195-1486	Nationwide Life & Annuity Company of America	SLD	1/1/96	COINS
1049.	0356-7310	Nationwide Life and Annuity	SLD	6/25/04	YRT
1050.	0195-1273	Nationwide Life and Annuity Company of America (successor to ProvidentMutual Life and Annuity Company of America)	SLD	4/1/94	YRT
1051.	0207-5246 & 0356-5986	Nationwide Life Insurance Co & Nationwide Life and Annuity Insurance Company	SLD	2/1/03	MRT
1052.	0891-5090	Nationwide Life Insurance Co of Amer. & Nationwide Life & Annuity Co of America	SLD	7/1/03	YRT
1053.	0207-1342	Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (added by Amendment No. 11)	SLD	11/1/94	YRT
1054.	UL2G 5987	Nationwide Life Insurance Company Nationwide Life and Annuity Insurance Company	SLD	3/1/03	MRT
1056.	0207-1809	Nationwide Life Insurance Company	SLD	7/1/96	YRT
1057.	0207-1810	Nationwide Life Insurance Company	SLD	7/1/97	COINS
1058.	0207-4446	Nationwide Life Insurance Company	SLD	1/25/02	YRT
1059.	0356-5988	Nationwide Life Insurance Company	SLD	3/1/03	MRT
1060.	0207-3766 0356-3767	Nationwide Life Insurance Company Nationwide Life and Annuity Insurance Company	SLD	10/1/02	YRT
1061.	0207-7293	Nationwide Life Insurance Company	SLD	10/21/03	YRT
1062.	0819-1435	Nationwide Life Insurance Company (successor to Provident Mutual Life Insurance Company)	SLD	1/1/96	YRT
1063.	****-0522C	New American Life Insurance Company	SLD	1/1/59	YRT
1064.	****-0522D	New American Life Insurance Company	SLD	8/16/57	YRT
1065.	1855	New England Life Insurance Company	SLD	5/1/98	YRT
1067.	0193-1294	New England Life Insurance Company	SLD	11/1/93	YRT
1068.	0193-2737	New England Life Insurance Company	SLD	4/1/01	YRT
1069.	2739	New England Life Insurance Company	SLD	5/1/00	YRT
1070.	0193-3505	New England Life Insurance Company	SLD	5/1/02	MRT
1071.	0193-1967	New England Life Insurance Company	SLD	2/1/97	COINS
1072.	****-1672	New England Life Insurance Company	SLD	9/1/96	YRT
1073.	****-1674	New England Life Insurance Company	SLD	8/30/96	YRT
1074.	0044-1320	New England Mutual Life Insurance Company	SLD	5/1/94	YRT
1075.	0193-1266	New England Mutual Life Insurance Company	SLD	6/1/94 for facultative business, 8/1/94 for automatic business	YRT
1076.	0193-1267	New England Variable Life Insurance Company	SLD	6/1/94 for facultative business, 8/1/94 for automatic business	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
1077.	0289-5026	New York Life Ins & Annuity Corp.	SLD	7/1/02	YRT
1078.	0289-1833	New York Life Insurance & Annuity Corp.	SLD	2/11/98	COINS
1079.	2213	New York Life Insurance and Annuity Corporation	SLD	9/28/99	YRT
1080.	2783	New York Life Insurance and Annuity Corporation	SLD	7/30/99	YRT
1081.	0152-1101	New York Life Insurance Company	SLD	9/28/92	YRT
1082.	1307	New York Life Insurance Company	SLD	11/1/94	YRT
1085.	0152-2571	New York Life Insurance Company	SLD	1/1/00	YRT
1086.	****-0370	North America Insurance Company	SLD	1/23/50	YRT
1087.	0620-0846	North American Company for Life & Health	SLD	3/1/90	YRT
1089.	0620-0604	North American Company for Life & Health Insurance	SLD	7/13/87	COINS
1091.	0620-2121	North American Company for Life & Health Insurance	SLD	12/7/98	COINS
1093.	3582-0838	North American Company for Life & Health Insurance (used to be Amoco Life Insurance Company)	SLD	2/1/85	MRT
1095.	0621-3224	North American Company for Life & Health of N.Y.	SLD	7/22/02	YRT
1097.	0620-2262	North American Company for Life and Health Insurance	SLD	1/1/00	YRT
1098.	0620-0753	North American Company for Life and Health Insurance	SLD	3/1/88	YRT
1099.	3620-0774	North American Company for Life and Health Insurance	SLD	1/1/89	YRT
1100.	0620-3926	North American Company for Life and Health Insurance	SLD	9/5/02	YRT
1101.	0620-0893	North American Company for Life and Health Insurance	SLD	9/9/90	MRT
1102.	0620-2735	North American Company for Life and Health Insurance	SLD	7/14/00	YRT
1103.	0621-2729	North American Company for Life and Health Insurance	SLD	2/1/01	YRT
1105.	0620-6826	North American Company for Life and Health Insurance	SLD	12/8/03	YRT
1106.	3120	North American Company for Life and Health Insurance	SLD	4/15/02	YRT
1107.	0620-6786	North American Company for Life and Health Insurance	SLD	12/8/03	YRT
1108.	0620-6766	North American Company for Life and Health Insurance	SLD	12/8/03	YRT
1109.	0620-6826	North American Company for Life and Health Insurance	SLD	12/8/03	YRT
1110.	3620-0376	North American Company for Life and Health Insurance	SLD	12/1/86	MRT
1111.	0620-0375	North American Company for Life and Health Insurance	SLD	12/1/86	COINS
1112.	0620-0373	North American Company for Life and Health Insurance	SLD	12/1/86	YRT
1113.	0620-0413	North American Company for Life and Health Insurance	SLD	Unknown	YRT
1114.	0582-0064	North American Company for Life and Health Insurance (used to be Amoco Life Insurance Co)	SLD	2/1/85	MRT
1115.	0621-6827	North American Company for Life and Health Insurance of New York	SLD	12/8/03	YRT
1116.	0621-2736	North American Company for Life and Health Insurance of New York	SLD	10/2/00	YRT
1117.	0621-2730	North American Company for Life and Health Insurance of NY	SLD	4/20/01	YRT
1118.	0621-6806	North American Company for Life and Health Insurance Of NY	SLD	12/08/03	YRT
1119.	0621-6767	North American Company for Life and Health Insurance Of NY	SLD	12/08/03	YRT
1120.	0379	North Atlantic Insurance Company of America (marked “Reliastar Life Insurance Company of New York”)	SLD	6/1/87	YRT
1121.	447-0758	North Coast Life Insurance Company	SLD	1/1/89	YRT
1122.	0287-0295B	Northern Founders Insurance Company (cover of main treaty says Manhattan National)	SLD	1/1/64	YRT
1123.	0287-0295D	Northern National Insurance Company (Covers of main treaty says Manhattan National is handwriting)	SLD	10/15/69	YRT
1125.	0102-1563	Northwestern Mutual Life Insurance Company	SLD	4/29/96	YRT
1126.	0102-0930	Northwestern Mutual Life Insurance Company	SLD	6/1/91	COINS
1127.	0102-1134	Northwestern Mutual Life Insurance Company	SLD	01/01/93	YRT
1128.	0102-2157	Northwestern Mutual Life Insurance Company	SLD	04/05/99	YRT
1129.	0102-2263	Northwestern Mutual Life Insurance Company	SLD	04/03/00	COINS
1130.	0102-2724	Northwestern Mutual Life Insurance Company	SLD	1/1/96	YRT
1131.	0102-2187	Northwestern Mutual Life Insurance Company	SLD	4/5/99	YRT
1132.	0102-2468	Northwestern Mutual Life Insurance Company	SLD	9/3/96	YRT
1133.	0102-1094	Northwestern Mutual Life Insurance Company	SLD	12/1/92	YRT
1134.	6947	Northwestern Mutual Life Insurance Company	SLD	3/29/04	YRT
1135.	7339	Northwestern Mutual Life Insurance Company	SLD	1/1/05	YRT
1136.	7340	Northwestern Mutual Life Insurance Company	SLD	1/1/05	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
1137.	0101-1315	Northwestern National Life Insurance Company	SLD	3/1/95	YRT
1139.	3569-0385	Occidental Life Insurance Company	SLD	4/1/85	MRT
1140.	0012-0511	Occidental Life Insurance Company of California	SLD	1/1/79	YRT
1141.	508-B	Occidental Life Insurance Company of California	SLD	7/1/74	YRT
1142.	508-C	Occidental Life Insurance Company of California	SLD	Unknown	YRT
1143.	****-0384	Occidental Life Insurance Company of N.C.	SLD	8/1/84	COINS
1144.	0160-5446	Ohio National Life Assurance Company	SLD	3/31/03	YRT
1145.	0160-2575	Ohio National Life Assurance Company	SLD	09/05/00	YRT
1146.	1265	Ohio National Life Assurance Corporation	SLD	1/1/94	YRT
1147.	0160-1124	Ohio National Life Assurance Corporation	SLD	2/1/93 for facultative business, 8/1/93 for automatic business	MRT
1149.	0160-1961	Ohio National Life Insurance Company	SLD	6/1/98	YRT
1150.	0229-1482	Ohio State Life Insurance Company	SLD	2/1/96	MRT
1151.	0229-1971	Ohio State Life Insurance Company	SLD	5/1/98	YRT
1152.	0229-1968	Ohio State Life Insurance Company	SLD	10/1/96	COINS
1153.	0229-2430	Ohio State Life Insurance Company	SLD	1/1/00	COINS
1154.	****-0387	Old Faithful Life Insurance Company	SLD	12/1/72	YRT
1155.	****-0386	Old Faithful Life Insurance Company	SLD	5/29/53	YRT
1156.	0072-1586	Old Line Insurance Company of America	SLD	1/1/96	YRT
1159.	0072-1509	Old Line Life Insurance Company of America	SLD	1/1/96	YRT
1160.	0072-1776	Old Line Life Insurance Company of America (now AIG)	SLD	1/1/96	YRT
1161.	****-0362	Old National Life Insurance Company	SLD	2/1/68	YRT
1162.	0200-0332C	Old Reliance Insurance Company (successor to Modern Pioneers’ Insurance Co)	SLD	6/1/54	YRT
1163.	0325-0324	Old Surety Life Insurance Company (successor to Mid-Western Life Insurance Company)	SLD	9/1/86	COINS
1164.	****-0363	Olympic Life Insurance Company	SLD	5/23/68	YRT
1165.	0017-0553	Olympic National Life Insurance Company	SLD	Unknown	COINS
1166.	0017-0552	Olympic National Life Insurance Company	SLD	8/1/49	YRT
1167.	0450-0394C	Ozark National Life Insurance Company	SLD	6/10/70	YRT
1168.	0450-0394E	Ozark National Life Insurance Company	SLD	11/11/63	MRT
1169.	0450-0394D	Ozark National Life Insurance Company	SLD	1/1/67	YRT
1170.	0450-0394A (First contract in treaty)	Ozark National Life Insurance Company	SLD	6/10/70	YRT
1171.	0450-0394B (Second contract in treaty)	Ozark National Life Insurance Company	SLD	7/20/64	MRT
1172.	0039-0747	Pacific Guardian Life Insurance Company	SLD	10/1/88	YRT
1173.	0329-2951	Pacific Life & Annuity	SLD	1/1/02	YRT
1174.	0329-2212	Pacific Life & Annuity Company	SLD	8/2/99	YRT
1175.	0329-6188	Pacific Life & Annuity Company	SLD	1/1/02	YRT
1176.	0329-2483	Pacific Life & Annuity Company	SLD	10/1/99	YRT
1177.	0329-4907	Pacific Life & Annuity Company	SLD	4/1/03	YRT
1178.	0329-5006	Pacific Life & Annuity Insurance Company	SLD	3/1/03	COINS
1179.	0904-4067	Pacific Life & Annuity, M Life Insurance Company	SLD	11/1/02	YRT
1180.	0570-6187	Pacific Life and Annuity Company Pacific Life Insurance Company	SLD	1/1/02	YRT
1181.	0329-2951 0570-2939 0570-6187 0329-6188	Pacific Life and Annuity Company Pacific Life Insurance Company	SLD	(date on LOI) 1/1/02	YRT
1182.	0590-2939	Pacific Life Ins Company	SLD	1/1/02	YRT
1183.	0570-2247	Pacific Life Insurance Company	SLD	1/1/99	YRT
1184.	0563-0169	Pacific Life Insurance Company	SLD	9/1/86	YRT
1186.	0570-7272	Pacific Life Insurance Company	SLD	5/1/04 – 12/31/04	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
1187.	0570-7271	Pacific Life Insurance Company	SLD	5/1/04 – 12/31/04	YRT
1188.	0570-5906	Pacific Life Insurance Company	SLD	5/1/04 – 4/30/??	YRT
1189.	0563-0170	Pacific Life Insurance Company	SLD	9/1/86	YRT
1190.	0570-2482	Pacific Life Insurance Company	SLD	1/1/99	YRT
1191.	0570-5046 0329-5047	Pacific Life Insurance Company Pacific Life and Annuity Company	SLD	(date on LOI) 5/1/04	YRT
1192.	0570-4906	Pacific Life Insurance Company	SLD	4/1/03	YRT
1193.	****-0396	Pacific Life Insurance Company (successor to Pacific Mutual Life Insurance Company)	SLD	1/1/84	YRT
1194.	****-0790	Pacific Life Insurance Company (used to be Pacific Mutual Life Insurance Co).	SLD	8/1/89	YRT
1195.	0570-1067	Pacific Mutual Life Insurance Company	SLD	7/1/91	COINS
1196.	0570-1219	Pacific Mutual life Insurance Company	SLD	7/1/91	YRT
1197.	0570-1181A	Pacific Mutual Life Insurance Company	SLD	1/1/84	YRT
1198.	****-0395	Pacific Mutual Life Insurance Company	SLD	8/1/83	YRT
1199.	0570-0990 C	Pacific Mutual Life Insurance Company & SLD & M Life	SLD & Pacific Mutual	1/1/84	COINS
1200.	****-0360	Pacific-Atlantic Life Insurance Company	SLD	9/23/65	MRT
1201.	0294-1872	Pan-American Int’l Insurance Company	SLD	11/1/97	YRT
1202.	0274-1847	Pan-American Life Insurance Company	SLD	10/1/97	COINS
1203.	0210-1664	Penn Mutual Life Insurance Co.	SLD	9/1/96	MRT
1204.	0210-2237	Penn Mutual Life Insurance Company	SLD	11/1/99	YRT
1205.	1210-2204	Penn Mutual Life Insurance Company	SLD	7/1/99	YRT
1206.	0210-2102	Penn Mutual Life Insurance Company	SLD	01/01/99	YRT
1207.	0210-2421	Penn Mutual Life Insurance Company	SLD	4/1/00	YRT
1208.	0210-2841	Penn Mutual Life Insurance Company	SLD	7/30/01	YRT
1209.	0169-1671	Peoples Security Life Insurance Co	SLD	9/1/96	YRT
1210.	****-0596 (B)	Perpetual Life Insurance Company	SLD	8/10/56	YRT
1211.	0243- 6146	PHL Variable Insurance Co	SLD	6/9/03	YRT
1212.	0243-2784	PHL Variable Insurance Company	SLD	5/1/01	COINS
1213.	****-2787	Phoenix Life Insurance Company	SLD	03/01/01	YRT
1214.	****-3074	Phoenix Life Insurance Company Phoenix Life and Annuity Company PHL Variable Insurance Company	SLD	2/25/02	COINS
1215.	0375-2934	Phoenix Life Insurance Company	SLD	2/25/02	COINS
1216.	024-2935	Phoenix Life Insurance Company	SLD	2/25/02	COINS
1217.	0375-2786	Phoenix Life Insurance Company & PHL Variable Insurance Company & Phoenix Life & Annuity Company	SLD	01/01/00	YRT
1218.	0375-2860	Phoenix Life Insurance Company /PHL Variable Life Insurance Company	SLD	9/17/01	YRT
1219.	0375-5706	Phoenix Life Insurance Company, PHL Variable Insurance Company	SLD	3/24/03	COINS
1220.	0375-5206	Phoenix Life Insurance Company, PHL Variable Insurance Company	SLD	3/24/03	COINS
1221.	0242-3147, 0242-3148, 0242-3149	Phoenix Life Insurance Company, Phoenix Life and Annuity Company, PHL Variable Insurance Company	SLD	7/1/02	YRT
1222.	0589-0405	Pilot Life Insurance Company	SLD	7/16/85	YRT
1223.	0300-2930	Pioneer Mutual Life Insurance Company	SLD	1/1/02	YRT
1224.	0300-2931	Pioneer Mutual Life Insurance Company	SLD	2/1/02	COINS
1225.	0300-1972	Pioneer Mutual Life Insurance Company	SLD	5/1/98	COINS
1226.	3471-0418	Prairie States Life Insurance Company	SLD	3/16/83	YRT
1227.	0287-0295C	Preferred Life Insurance Company (cover of main treaty says Manhattan National)	SLD	1/12/62	YRT
1228.	0287-0295A	Preferred Life Insurance Company (Cover of Main treaty says Manhattan National)	SLD	3/1/64	MRT
1229.	0178-0741	Preferred Risk Life Insurance Company	SLD	2/1/88	MRT
1230.	0178-0742	Preferred Risk Life Insurance Company	SLD	2/1/88	MRT
1231.	0905	Presidential Life Insurance Company	SLD	7/1/91	COINS

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
1232.	0113-1652	Presidential Life Insurance Company	SLD	1/1/97	YRT
1233.	0218-2944	Principal Life Insurance Company of Des Moines, Iowa	SLD	5/1/02	YRT
1234.	2113	Principal Life Insurance Company	SLD	1/1/99	YRT
1235.	0218-2206	Principal Life Insurance Company	SLD	10/1/98	YRT
1236.	0218-2769	Principal Life Insurance Company	SLD	5/1/01	YRT
1237.	0218-2495	Principal Life Insurance Company	SLD	5/1/00	YRT
1238.	0218-1427	Principal Life Insurance Company (successor to Principal Mutual Life Insurance Company)	SLD	10/1/95	YRT
1239.	0218-1438	Principal Life Insurance Company (successor to Principal Mutual Life Insurance Company)	SLD	10/1/85	YRT
1240.	****-0423	Professional Investors Life Insurance Co	SLD	4/8/70	COINS
1241.	****-0050	Professional Life Insurance Company	SLD	10/1/62	YRT
1242.	0461-0424	Progress Life & Accident Insurance Company	SLD	10/1/70	YRT
1243.	0270-7283	Protective L&A (West Coast Life Insurance Company)	SLD	(date on LOI) 2/9/04	YRT
1244.	0279-2979	Protective Life & Annuity Insurance Company	SLD	12/28/01	YRT
1245.	0270-3304	Protective Life & Annuity Insurance Company	SLD	9/3/02	COINS
1246.	0270-6186	Protective Life and Annuity Insurance Company	SLD	6/1/02	COINS
1247.	0270-5448	Protective Life and Annuity Insurance Company	SLD	3/17/03	YRT
1248.	****-0543C	Protective Life Ins Company (successor to United Founders Life Insurance Company of Texas)	SLD	Unknown	YRT
1249.	****-0543G	Protective Life Insurance Co (successor to United Founders Life Insurance Company)	SLD	8/10/56	YRT
1250.	0091-0425	Protective Life Insurance Company	SLD	1/1/87	COINS
1252.	0091-3161	Protective Life Insurance Company	SLD	5/1/02	COINS
1253.	0091-1985	Protective Life Insurance Company	SLD	11/1/98	COINS
1254.	1977	Protective Life Insurance Company	SLD	3/1/97	COINS
1256.	0091-1446	Protective Life Insurance Company	SLD	6/1/94	YRT
1257.	0091-4587	Protective Life Insurance Company	SLD	11/1/02	COINS
1258.	0091-6287	Protective Life Insurance Company	SLD	7/1/03	COINS
1259.	0091-7331	Protective Life Insurance Company	SLD	12/1/02	YRT
1260.	0091-3162	Protective Life Insurance Company	SLD	5/1/02	YRT
1261.	0091-6046	Protective Life Insurance Company	SLD	12/1/02	YRT
1262.	0091-4588	Protective Life Insurance Company	SLD	5/1/02	COINS
1263.	0197-1975	Protective Life Insurance Company	SLD	5/1/97	COINS
1264.	0091-2867	Protective Life Insurance Company	SLD	1/1/00	YRT
1265.	0091-1112	Protective Life Insurance Company	SLD	3/15/93	YRT
1266.	0091-1640	Protective Life Insurance Company	SLD	7/15/96	COINS
1267.	0091-0426	Protective Life Insurance Company	SLD	11/1/86	MRT
1268.	0091-4226	Protective Life Insurance Company	SLD	1/1/03	YRT
1269.	0173-1417	Protective Life Insurance Company (successor to Standard Insurance Company)	SLD	7/26/95	YRT
1270.	****-0543A	Protective Life Insurance Company (successor to United Founders Life Insurance Company)	SLD	Unknown, date of witnessing 9/14/72	YRT
1271.	****-0543F	Protective Life Insurance Company (successor to United Founders Life Insurance Company)	SLD	1/1/61	YRT
1272.	0590-1449	Provident Life & Accident Insurance Company	SLD	2/1/95	YRT
1273.	0590-1511	Provident Life & Accident Insurance Company	SLD	2/1/96	YRT
1274.	0590-0428	Provident Life and Accident Insurance Company	SLD	9/1/85	YRT
1275.	0063-0782	Provident Life Insurance Company	SLD	4/1/89	YRT
1276.	0819-1233	Provident Mutual Life Insurance Company	SLD	4/1/94	YRT
1277.	0195-3668 0195-3669	Provident Mutual Life Insurance Company & Providentmutual Life and Annuity Company of America	SLD	7/1/02	YRT
1278.	0239-1755	Providian Life and Health Insurance Company	SLD	6/1/87	YRT
1279.	0239-1579	Providian Life Insurance Company	SLD	6/1/96	COINS
1280.	0153-3806	Pruco Life Insurance Company	SLD	7/1/02	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
1281.	0153-3608	Pruco Life Insurance Company	SLD	7/1/02	YRT
1282.	0153-6266	Pruco Life Insurance Company	SLD	9/30/02	YRT
1283.	6267	Pruco Life Insurance Company of New Jersey	SLD	9/30/02	YRT
1284.	0246-1584	Prudential Insurance Company of America	SLD	1/1/96	YRT
1285.	0246-2548	Prudential Insurance Company of America	SLD	1/1/00	YRT
1286.	****-1439	Prudential Select Life Insurance Company	SLD	8/1/95	COINS
1287.	****-0522E	Public Security Life Insurance Company	SLD	9/14/54	YRT
1288.	****-0266B	Reassure America (Name of ceding company changed from Lifetime Life Insurance Co to Western Pioneer Life Insurance Company, effective Aug. 5 , 1969; Western Pioneer merged with Reassure America Life Insurance Company on July 1, 1996)	SLD	08/05/69	YRT
1289.	****-0265A	Reassure America (used to be Lifetime Security Life Insurance Co).	SLD	Unknown	LPR
1290.	****-0265B	Reassure America (used to be Lifetime Security Life Insurance Co).	SLD	Unknown	YRT
1291.	0036-0277A	Reassure America Life Insurance Company	SLD	10/18/67	COINS
1292.	0036-0277B	Reassure America Life Insurance Company	SLD	12/27/67	YRT
1293.	0036-0277C	Reassure America Life Insurance Company	SLD	1/1/70	YRT
1294.	0596-014	Reassure America Life Insurance Company	SLD	02/01/86	YRT
1295.	0596-1087	Reassure American Life Insurance Company (used to be Allied Life Insurance Company)	SLD	10/1/92 for facultative reinsurance 1/1/93 for automatic reinsurance	YRT
1296.	****-0358B	Reliance National Life Insurance Company	SLD	10/1/63	YRT
1297.	****-0074B	Reliastar Bankers Security Life Insurance Society	SLD	5/1/68	YRT
1298.	0101-0881	ReliaStar Life Insurance Company	SLD	1/1/91	YRT
1299.	0101-1785	Reliastar Life Insurance Company	SLD	9/1/97	COINS
1300.	0394-0783	Reliastar Life Insurance Company (used to be Bankers Security Life Insurance Society)	SLD	4/1/89	YRT
1301.	0017-0781	Reliastar Life Insurance Company (used to United Olympic Life Insurance Co).	SLD	4/1/89	COINS
1302.	0021-0380	ReliaStar Life Insurance Company of NY	SLD	6/1/87	COINS
1303.	0021-2198	Reliastar Life Insurance Company of NY	SLD	01/01/98	YRT
1304.	****-0152A	Reserve Life Insurance Company	SLD	12/1/69	YRT
1305.	0129-1549	Reunione Adriatica Di Sicurta’ S.p.A., Milan, Italy	SLD	1/1/95	COINS
1306.	0919-1110	RGA Re-insurance Co (ceding Company used to be ITT Lyndon Life Insurance Co).	SLD	12/31/92	YRT
1307.	0159-1450	RGA Reinsurance Company	SLD	1/1/95	YRT
1308.	0159-2152	RGA Reinsurance Company of America	SLD	12/04/90	YRT
1309.	0129-1305	Riunione Adriatica Di Sicurta	SLD	1/1/94	YRT
1310.	0129-1306	Riunione Adriatica Di Sicurta	SLD	1/1/94	COINS
1311.	****-0077B	Rocky Mountain Empire Insurance Company	SLD	12/1/56	MRT
1312.	****-0342	Rocky Mountain Life Insurance Company	SLD	4/1/51	YRT
1313.	****-0341	Rocky Mountain Life Insurance Company	SLD	7/20/50	YRT
1314.	0616-0892	Royal Maccabees Life Insurance Company	SLD	02/01/91	MRT
1315.	0616-1303	Royal Maccabees Life Insurance Company	SLD	5/1/94	YRT
1316.	0443	Rushmore Mutual Life Insurance Company	SLD	8/1/82	COINS
1317.	0024-0439 A	Rushmore Mutual Life Insurance Company	SLD	8/23/49	YRT
1318.	0024-0439 B	Rushmore Mutual Life Insurance Company	SLD	6/1/50	YRT
1319.	0024-0442	Rushmore National Life Insurance Company	SLD	5/1/82	YRT
1320.	0024-0445	Rushmore National Life Insurance Company	SLD	7/1/84	YRT
1321.	0024-0446	Rushmore National Life Insurance Company	SLD	12/1/84	YRT
1322.	0150-6231	Safeco Life Insurance Company	SLD	9/1/02	YRT
1323.	0150-3524	Safeco Life Insurance Company	SLD	4/1/02	COINS
1324.	****-1122	Saint Louis Reinsurance Company	SLD	1/1/93	YRT
1325.	****-2533	Samsung Life Insurance Company	SLD	4/1/99	YRT
1326.	0392	SCOR RE Life Insurance Company (changed to Optimum Re Insurance Company)	SLD	1/1/86	YRT
1327.	0455	Security Benefit Life Insurance Company	SLD	10/1/83	COINS

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
1328.	0051-0454	Security Benefit Life Insurance Company	SLD	5/1/84	YRT
1329.	****-1131	Security Equity Life Insurance Company	SLD	4/1/93	YRT
1330.	0493-2256	Security Financial Life Insurance Company	SLD	1/1/00	COINS
1331.	0306-2020	Security First Life Insurance Company	SLD	08/01/98	YRT
1332.	0493-0461	Security Mutual Life Insurance Co	SLD	4/1/85	MRT
1333.	0493-1806	Security Mutual Life Insurance Company	SLD	1/1/94	YRT
1334.	0493-0465	Security Mutual Life Insurance Company	SLD	11/30/82	MRT
1335.	0493 0458	Security Mutual Life Insurance Company	SLD	7/12/73	MRT
1336.	0879	Security Mutual Life Insurance Company of New York	SLD	1/1/91	YRT
1337.	1169	Security Mutual Life Insurance Company of New York	SLD	12/1/93	YRT
1338.	0880	Security Mutual Life Insurance Company of New York	SLD	9/1/90	COINS
1339.	0098-0946	Security Mutual Life Insurance Company of NY	SLD	5/1/91	YRT
1340.	0098-1341	Security Mutual Life Insurance Company of NY	SLD	12/1/94	YRT
1341.	0098-1119	Security Mutual Life Insurance Company of NY	SLD	8/1/93	YRT
1342.	0493-1920	Security Mutual Life of Lincoln NE	SLD	7/1/98	COINS
1343.	0105-0888	Security-Connecticut Life Insurance Company	SLD	4/1/91	YRT
1344.	3543-0744	Sentry Life Insurance Company	SLD	5/1/92	YRT
1345.	0543-2231	Sentry Life Insurance Company	SLD	1/1/00	YRT
1346.	0543-2232	Sentry Life Insurance Company	SLD	1/1/00	COINS
1347.	0543-1787	Sentry Life Insurance Company	SLD	1/1/97	YRT
1348.	0543-0471	Sentry Life Insurance Company	SLD	5/1/87	COINS
1349.	0543-0470	Sentry Life Insurance Company	SLD	5/1/87	YRT
1350.	0543-0473	Sentry Life Insurance Company	SLD	5/1/87	MRT
1351.	0567-0255	Service Life of Omaha	SLD	8/20/84	COINS
1352.	0567-0254	Service Life of Omaha	SLD	6/1/86	YRT
1353.	****-0543E	Servicemen’s National Life Insurance Company	SLD	10/12/61	YRT
1354.	0592-0727	Shenandoah Life Insurance Company	SLD	11/1/87	YRT
1355.	0592-0751	Shenandoah Life Insurance Company	SLD	4/1/88	YRT
1356.	0592-0474	Shenandoah Life Insurance Company	SLD	11/1/85	MRT
1357.	0054-1631	First Transamerica Life Insurance Company	SLD	4/15/96	YRT
1358.	1998	SLDI	SLD	1/1/98	YRT
1359.	****-0475	Southern Farm Bureau Life Insurance Company	SLD	Unknown	YRT
1360.	9142C	Southern Farm Bureau Life Insurance Company	SLD	10/22/82	COINS
1361.	0546-6866	Southern Farm Bureau Life Insurance Company	SLD	3/1/04	YRT
1362.	0546-0477	Southern Farm Bureau Life Insurance Company	SLD	6/1/85	MRT
1363.	476	Southern Farm Bureau Life Insurance Company	SLD	10/22/1982	COINS
1364.	0581-0107 0566-1669	Southern Life Insurance Company - Original Tty was w/ Commercial Bankers Life 11/1/85	SLD	4/1/85	YRT
1365.	****-0015A	Southern States Life Insurance Company	SLD	01/23/50	YRT
1366.	0136-1080	Southland Life Insurance Company	SLD	8/1/92	COINS
1367.	0136-1025	Southland Life Insurance Company	SLD	1/1/92	YRT
1368.	0136-2572	Southland Life Insurance Company	SLD	10/1/00	YRT
1369.	1029	Southland Life Insurance Company	SLD	1/1/92	YRT
1370.	****-0543H	Southwest Republic Life Insurance Company	SLD	8/27/53	YRT
1371.	0336-0478A	Southwestern Life Insurance Company	SLD	7/20/65	YRT
1372.	0336-0478B	Southwestern Life Insurance Company	SLD	7/20/65	YRT
1373.	0572-0940	Sovereign Life Insurance Company of California, Chubb Sovereign Life Insurance Company, Jefferson-Pilot	SLD	01/01/91	COINS
1374.	0173-1148	Standard Insurance Company	SLD	7/1/93	YRT
1375.	0283-0488	Standard Life and Accident Insurance Company	SLD	1/1/64	MRT
1376.	0077-0824	Standard Life Insurance Company of Indiana (used to be First International Life Insurance Co).	SLD	1/1/90	YRT
1377.	0402-0760	Standard Mutual Life Company	SLD	Unknown	COINS
1378.	****-0335A	Standard Savings Life Insurance Company	SLD	6/27/60	YRT
1379.	0583-0020	Standard Security Life Insurance Company	SLD	7/1/85	YRT
1380.	0583-0021	Standard Security Life Insurance Company	SLD	08/01/85	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
1381.	0456-0490	State Life Insurance Company	SLD	6/1/70	YRT
1382.	0456-0491	State Life Insurance Company	SLD	1/1/82	YRT
1383.	0456-0492	State Mutual Insurance Company	SLD	6/1/82	COINS
1384.	0456-0493	State Mutual Insurance Company	SLD	1/1/84	COINS
1385.	0074-0731	Statesman Life Insurance Company	SLD	3/1/88	YRT
1386.	0342-0192	Sterling Nat’l Life Insurance Company	SLD	1/20/82	YRT
1387.	0610-0935	Sun Life Assurance Company of Canada	SLD	8/1/90	YRT
1388.	0610-2095	Sun Life Assurance Company of Canada	SLD	01/01/99	COINS
1389.	0610-2767	Sun Life Assurance Company of Canada	SLD	5/1/01	YRT
1390.	0610-0495	Sun Life Assurance Company of Canada	SLD	5/1/86	YRT
1391.	0610-1140	Sun Life Assurance Company of Canada	SLD	4/1/93	YRT
1392.	0610-0407	Sun Life Assurance Company of Canada	SLD	1/1/98	YRT
1393.	0610-1666	Sun Life Assurance Company of Canada	SLD	1/1/97	YRT
1394.	0625-2236	Sun Life Assurance Company of Canada (U.S.)	SLD	7/1/99	YRT
1395.	0315-2772	Sun Life Assurance Company of Canada (US)	SLD	5/1/01	YRT
1396.	0624-5626	Sun Life Financial Insurance & Annuity Co (Bermuda) Ltd.	SLD	3/1/03	MRT
1397.	0290-6466	Sun Life Insurance & Annuity Company of NY	SLD	9/1/03	YRT
1398.	Recent win 3166	Sun Life Insurance Company	SLD	Effective in November for offshore business	YRT
1399.	0062-3154	Sunset Life Insurance Company	SLD	5/1/02	COINS
1400.	****-0497	Sunset Life Insurance Company	SLD	Unknown	YRT
1401.	0062-3017	Sunset Life Insurance Company	SLD	9/15/98	YRT
1402.	0062-2485	Sunset Life Insurance Company of America	SLD	2/1/00	YRT
1403.	0062-2486	Sunset Life Insurance Company of America	SLD	1/1/00	YRT
1404.	0062-1845	Sunset Life Insurance Company of America	SLD	1/1/98	COINS
1405.	0062-2193	Sunset Life Insurance Company of America	SLD	07/01/99	YRT
1406.	0122-0950	Surety Life Insurance Company	SLD	10/1/91	YRT
1407.	0122-1546	Surety Life Insurance Company	SLD	5/1/94	YRT
1408.	0122-1193	Surety Life Insurance Company	SLD	12/1/93	YRT
1409.	1041	Swiss Re	SLD	7/1/83	YRT
1410.	0510-1789	Swiss Re Life & Health	SLD	7/1/96	COINS
1411.	0510-1790	Swiss Re Life & Health	SLD	7/1/96	YRT
1412.	3510-0310	Swiss Re Life & Health (successor to The Mercantile and General Life Reinsurance Company of Canada)	SLD	11/01/87	YRT
1413.	****-0309A	Swiss Re Life & Health (successor to The Mercantile and General Life Reinsurance Company of Canada)	SLD	11/01/87	YRT
1414.	****-0309B	Swiss Re Life & Health (successor to The Mercantile and General Life Reinsurance Company of Canada	SLD	7/13/82	YRT
1415.	****-0307	Swiss Re Life & Health (successor to The Mercantile and General Life Reinsurance Company of Canada)	SLD	2/1/77	YRT
1416.	0516-1271	Swiss Re Life & Health America (North American Reassurance Co)	SLD	1/1/94	YRT
1417.	0051-1054	Swiss Re Life & Health America (used to be North American Reassurance Company and before that, it used to be Security Benefit Life Insurance Co)	SLD	1/1/87	YRT
1418.	0156-1302	Swiss Re Life & Health America Inc.	SLD	1/1/95	YRT
1419.	0510-0939	Swiss Re Life & Health America Inc.	SLD	8/15/91	YRT
1420.	0510-0942	Swiss Re Life & Health America Inc.	SLD	1/1/91	YRT
1421.	0510-0943	Swiss Re Life & Health America Inc.	SLD	1/1/91	YRT
1422.	0510-1462	Swiss Re Life & Health America Inc.	SLD	7/1/95	COINS
1423.	0037-0110	Swiss Re Life & Health America Inc.	SLD	1/1/60	YRT
1424.	0510-0945	Swiss Re Life & Health America Inc. (used to be The Mercantile and General Reinsurance Company)	SLD	1/1/91	YRT
1425.	0837-0849	Swiss Re Life & Health America, Inc.	SLD	1/1/89	YRT
1426.	0510-1284	Swiss Re Life & Health America, Inc.	SLD	4/1/94	YRT
1427.	0510-1293	Swiss Re Life & Health America, Inc.	SLD	3/1/94	YRT
1428.	0510-1296	Swiss Re Life & Health America, Inc.	SLD	4/1/94	YRT
1429.	0995	Swiss Re Life and Health America, Inc. (Novated from Connecticut General Life Insurance Company)	SLD	7/1/91	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
1431.	0250-7206	Tennessee Farmers Life Insurance Company	SLD	3/1/04	YRT
1432.	0250-7267	Tennessee Farmers Life Insurance Company	SLD	3/1/04	COINS
1433.	0503	Teton National Insurance (assumed by American Founders Life as of 12/31/01)	SLD	2/2/85	COINS
1434.	****-0505	Teton National Insurance Company	SLD	Unknown	MRT
1435.	0219-0502	Teton National Insurance Company	SLD	2/1/72	COINS
1436.	0135-1019	Texas Life Insurance Company	SLD	3/1/92	YRT
1437.	0135-1390	Texas Life Insurance Company	SLD	1/1/95	YRT
1438.	0497-0546	Texas National Life Insurance Company	SLD	11/1/73	LPR
1439.	****-0596 (C)	The American Founders Life Insurance Company	SLD	2/15/56	YRT
1440.	****-0091	The Capitol Life Insurance Company	SLD	3/15/84	YRT
1441.	****-0097	The Chesapeake Life Insurance Company	SLD	6/29/81	COINS
1442.	0540-1081	The Chesapeake Life Insurance Company	SLD	9/17/79	COINS
1443.	0278-2940	The Cincinnati Life Insurance Company	SLD	3/15/02	YRT
1444.	2078-1918	The Cincinnati Life Insurance Company	SLD	1/1/98	COINS
1445.	0069-2413	The College Life Insurance Company of America	SLD	1/1/00	COINS
1446.	0069-2727	The College Life Insurance Company of America	SLD	04/01/99	COINS
1447.	0069-1129	The College Life Insurance Company of America	SLD	4/1/93	COINS
1448.	0069-1969	The College Life Insurance Company of America	SLD	1/1/98	YRT
1449.	1191	The College Life Insurance Company of America	SLD	1/1/1993	YRT
1450.	0092-0094	The College Life Insurance Company of America (successor to Central National Life Insurance Company)	SLD	7/24/53	YRT
1451.	****-0069A	The Colony Charter Life Insurance Company	SLD	1/1/66	MRT
1452.	****-0596(A)	The Denver National Life Insurance Company	SLD	7/1/63	YRT
1453.	0041-5686	The Equitable Life Assurance Society of the United States	SLD	3/1/03	YRT
1454.	0175-1161	The Equitable Life Assurance Society of US	SLD	6/1/93	YRT
1455.	0175-1162	The Equitable Life Assurance Society of US	SLD	6/1/93	YRT
1456.	****-1274	The Equitable of Colorado Inc.	SLD	4/4/94	YRT
1457.	0593-0011	The Franklin Life Insurance Company (successor to Alexander Hamilton Life Insurance Company)	SLD	1/1/86	YRT
1458.	0203-1381	The Guardian Life Insurance Company of America	SLD	5/1/95	YRT
1459.	0203-1632	The Guardian Life Insurance Company of America	SLD	7/1/86	COINS
1460.	0157-1595-4	The Hartford Life Insurance Company	SLD	(date on LOI) 10/1/98	YRT
1461.	0606-0261	The Life Insurance Company of Virginia	SLD	1/1/86	YRT
1462.	0562-1378	The Lincoln National Life Insurance Company	SLD	4/1/95	YRT
1463.	0562-4326	The Lincoln National Life Insurance Company	SLD	1/1/03	YRT
1464.	7305	The Lincoln National Life Insurance Company	SLD	3/1/04	YRT
1465.	0595-1037	The Manhattan Life Insurance Company	SLD	4/1/92	YRT
1466.	0595-0294	The Manhattan Life Insurance Company	SLD	10/1/84	MRT
1467.	0301-7086	The Manufacturers Life Insurance Co of NY	SLD	3/1/04	YRT
1468.	7362 (pv. KW01)	The Manufacturers Life Insurance Company	SLD	9/30/04	TBD
1469.	0234-3947	The Manufacturers Life Insurance Company (U.S.A.)	SLD	9/1/02	YRT
1471.	0234-5926	The Manufacturers Life Insurance Company (USA)	SLD	(date on LOI) 10/1/03	YRT
1472.	0257-1748	The Mercantile and General Reinsurance Company Ltd.	SLD	1/1/96	YRT
1473.	0613-2258	The Midland Life Insurance Company	SLD	1/1/00	COINS
1474.	0613-2161	The Midland Life Insurance Company	SLD	4/1/99	COINS
1475.	0613-1844	The Midland Life Insurance Company	SLD	2/1/98	COINS
1476.	0613-0318	The Midland Mutual Life Insurance Company	SLD	8/1/86	COINS
1477.	****-1278	The Mutual Life Insurance Company of New York	SLD	6/1/94	COINS
1478.	0948-0044	The New England Mutual Life Insurance Company	SLD	7/1/91	MRT
1479.	0059-611	The Ohio Life Insurance Company	SLD	1/1/88	YRT
1480.	0059-0612	The Ohio Life Insurance Company	SLD	1/1/88	COINS

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
1481.	0059-0613	The Ohio Life Insurance Company	SLD	1/1/88	YRT
1482.	0206-1394	The Ohio National Life Insurance Company	SLD	1/1/94	COINS
1483.	0229-2726	The Ohio State Life Insurance Company	SLD	4/1/99	COINS
1484.	0429-5088	The Penn Insurance & Annuity Company	SLD	11/1/02	YRT
1485.	0210-2165	The Penn Mutual Life Insurance Company	SLD	3/1/99	YRT
1486.	0210-1434	The Penn Mutual Life Insurance Company	SLD	8/1/95	YRT
1487.	0210-1441	The Penn Mutual Life Insurance Company	SLD	8/21/95	YRT
1488.	0210-1442	The Penn Mutual Life Insurance Company	SLD	8/21/95	MRT
1489.	0246-1734	The Prudential Insurance Company of America	SLD	1/1/96	YRT
1490.	0107-0992	The Travelers Insurance Company	SLD	2/1/92	COINS
1491.	0107-1582	The Travelers Insurance Company	SLD	7/1/96	COINS
1492.	0107-0999	The Travelers Insurance Company	SLD	6/1/91	YRT
1493.	0107-0998	The Travelers Insurance Company	SLD	6/1/91	YRT
1494.	0107-0991	The Travelers Insurance Company	SLD	2/1/92	YRT
1495.	0107-1154	The Travelers Insurance Company	SLD	3/1/93	COINS
1496.	0107-1097	The Travelers Insurance Company	SLD	2/1/92	YRT
1497.	0107-1165	The Travelers Insurance Company	SLD	11/1/93	YRT
1498.	0107-2975	The Travelers Insurance Company & The Travelers Life and Annuity Company	SLD	6/1/02	YRT
1499.	0107-1283 0221-1646	The Travelers Insurance Company Travelers Life and Annuity	SLD	6/1/94	MRT (1283), COINS (1646)
1500.	0107-1667 0221-1668	The Travelers Insurance Company & The Travelers Life and Annuity Company	SLD	3/1/97	YRT (1667), COINS (1668)
1501.	0107-1598	The Travelers Insurance Company and The Travelers Life and Annuity Company	SLD	10/1/96	MRT
1502.	0107-1840 0221-1841	The Travelers Insurance Company and The Travelers Life and Annuity Company	SLD	1/1/98	MRT (1840), COINS (1841)
1503.	0107-5366 0221-5367	The Travelers Insurance Company, The Travelers Life & Annuity Co	SLD	4/1/03	YRT
1504.	0107-1658 0221-1657	The Travelers Life Insurance Company The Travelers Life and Annuity Company	SLD	8/1/92	YRT
1505.	0020-1142	The Union Central Life Insurance Co	SLD	7/1/93	YRT
1506.	0020-3144	The Union Central Life Insurance Company	SLD	6/1/02	COINS
1507.	0020-1869	The Union Central Life Insurance Company	SLD	3/1/97	YRT
1508.	****-1604	The Union Central Life Insurance Company	SLD	1/1/96	COINS
1510.	****-1768	The Union Central Life Insurance Company	SLD	6/1/97	COINS
1511.	0194-1399	The United States Life Insurance Company in the City of New York	SLD	7/1/95	YRT
1512.	0194-1443	The United States Life Insurance Company in the City of New York	SLD	4/1/95	MRT
1513.	0194-3344	The United States Life Insurance Company in the City of New York	SLD	10/1/99	YRT
1514.	0583-0022 (also Treaty # 0023)	The United States Life Insurance Company in the City of NY (used to be American General Life Insurance Company and before that Standard Security Life Insurance Company of NY)	SLD	11/7/84	COINS
1515.	0204-4926	Thrivent Financial For Lutherans	SLD	3/1/03	YRT
1516.	0331-2549	TIAA-CREF Life Insurance Company	SLD	1/1/01	COINS
1517.	0331-2857	TIAA-Cref Life Insurance Company	SLD	1/1/02	YRT
1518.	0600-0506	Time Insurance Company	SLD	1/1/86	MRT
1519.	0600-1036	Time Insurance Company	SLD	7/1/91	YRT
1520.	0185-1231	TMG Life Insurance Company	SLD	3/1/94	MRT
1521.	0408-0507	Tower Life and Accident Insurance Company	SLD	7/19/68	YRT
1522.	0104-3158	Transamerica Assurance Company	SLD	7/1/02	YRT
1523.	****-6327	Transamerica Financial Life	SLD	8/1/03	COINS
1524.	****-6326	Transamerica Financial Life	SLD	8/1/03	YRT
1525.	****-6329	Transamerica Financial Life	SLD	8/1/03	COINS
1526.	****-6328	Transamerica Financial Life	SLD	8/1/03	COINS

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
1527.	0104-3160	Transamerica Financial Life Insurance Company	SLD	7/1/02	YRT
1528.	0104-3156	Transamerica Life Insurance Company	SLD	7/1/02	YRT
1529.	0225-5406	Transamerica Life Insurance Company	SLD	6/1/03	YRT
1530.	0147-6326-1	Transamerica Occidental Life and Transamerica Financial Life Insurance Company	SLD	(date on LOI) 4/1/04	YRT (6326)
1531.	0012-1157	Transamerica Occidental Life Ins Company	SLD	10/1/93	YRT
1532.	0012-1158	Transamerica Occidental Life Ins Company	SLD	10/1/93	YRT
1533.	0012-1159	Transamerica Occidental Life Ins Company	SLD	10/1/93	YRT
1534.	0054-1160	Transamerica Occidental Life Ins Company	SLD	10/1/93	YRT
1535.	****-0756	Transamerica Occidental Life Insurance	SLD	Unknown	YRT
1536.	0012-1403	Transamerica Occidental Life Insurance Co	SLD	4/1/95	YRT
1537.	0012-1115	Transamerica Occidental Life Insurance Co	SLD	10/1/92	YRT
1538.	0012-1257	Transamerica Occidental Life Insurance Company	SLD	4/1/94	COINS
1539.	0012-1258	Transamerica Occidental Life Insurance Company	SLD	4/1/94	COINS
1540.	0012-1376	Transamerica Occidental Life Insurance Company	SLD	12/5/94	COINS
1541.	0012-1408	Transamerica Occidental Life Insurance Company	SLD	4/1/95	COINS
1542.	0012-1409	Transamerica Occidental Life Insurance Company	SLD	4/1/95	YRT
1543.	0012-1424	Transamerica Occidental Life Insurance Company	SLD	6/23/95	YRT
1544.	0104-3157	Transamerica Occidental Life Insurance Company	SLD	7/1/02	YRT
1545.	0012-1028	Transamerica Occidental Life Insurance Company	SLD	1/1/89	COINS
1546.	0012-928	Transamerica Occidental Life Insurance Company	SLD	3/1/90	YRT
1547.	0012-938	Transamerica Occidental Life Insurance Company	SLD	11/27/91	YRT
1548.	0012-952	Transamerica Occidental Life Insurance Company	SLD	07/01/91	YRT
1549.	0012-929	Transamerica Occidental Life Insurance Company	SLD	03/01/90	YRT
1550.	0012-898	Transamerica Occidental Life Insurance Company	SLD	05/01/92	YRT
1551.	****-0509	Transamerica Occidental Life Insurance Company	SLD	1/1/85	YRT
1552.	3012-0510B	Transamerica Occidental Life Insurance Company	SLD	7/1/86	YRT
1553.	3012-0510C	Transamerica Occidental Life Insurance Company	SLD	1/1/86	YRT
1554.	0012-953	Transamerica Occidental Life Insurance Company	SLD	7/1/91	YRT
1557.	****-0755	Transamerica Occidental Life Insurance Company	SLD	Unknown	YRT
1558.	1939	Transamerica Occidental Life Insurance Company	SLD	1/1/98	YRT
1559.	0951	Transamerica Occidental Life Insurance Company	SLD	7/1/91	COINS
1560.	0899	TransAmerica Occidental Life Insurance Company	SLD	2/1/91	COINS
1561.	1402	Transamerica Occidental Life Insurance Company	SLD	4/1/95	YRT
1562.	508-A	Transamerica Occidental Life Insurance Company	SLD	1/1/82	YRT
1563.	2169	Transamerica Occidental Life Insurance Company	SLD	1/25/99	COINS
1565.	2457	Transamerica Occidental Life Insurance Company	SLD	1/3/00	YRT
1566.	0012-2922	Transamerica Occidental Life Insurance Company	SLD	2/4/02	YRT
1567.	0012-1886	Transamerica Occidental Life Insurance Company	SLD	1/31/98	COINS
1568.	0012-1867	Transamerica Occidental Life Insurance Company	SLD	1/5/98	MRT
1569.	0012-1866	Transamerica Occidental Life Insurance Company	SLD	1/5/98	COINS
1570.	0012-1865	Transamerica Occidental Life Insurance Company	SLD	1/5/98	COINS
1571.	0012-1864	Transamerica Occidental Life Insurance Company	SLD	1/5/98	COINS
1572.	0012-1863	Transamerica Occidental Life Insurance Company	SLD	1/5/98	COINS
1573.	0012-2172	Transamerica Occidental Life Insurance Company	SLD	01/25/99	COINS
1574.	0012-2173	Transamerica Occidental Life Insurance Company	SLD	01/25/99	YRT
1575.	0012-2171	Transamerica Occidental Life Insurance Company	SLD	01/25/99	COINS
1576.	0012-0887	Transamerica Occidental Life Insurance Company	SLD	1/1/90	YRT
1577.	0012-1026	Transamerica Occidental Life Insurance Company	SLD	1/1/89	YRT
1578.	0012-1027	Transamerica Occidental Life Insurance Company	SLD	1/1/89	COINS
1579.	0012-1861	Transamerica Occidental Life Insurance Company	SLD	1/1/98	YRT
1580.	0012-843	Transamerica Occidental Life Insurance Company	SLD	5/19/88	COINS
1581.	0012-1053	Transamerica Occidental Life Insurance Company	SLD	1/1/91	YRT
1582.	0012-2463	Transamerica Occidental Life Insurance Company	SLD	1/3/00	YRT
1583.	0012-0250	Transamerica Occidental Life Insurance Company	SLD	3/15/87	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
1584.	0012-1375	Transamerica Occidental Life Insurance Company	SLD	12/5/94	COINS
1585.	0012-1374	Transamerica Occidental Life Insurance Company	SLD	12/5/94	YRT
1586.	0012-1373	Transamerica Occidental Life Insurance Company	SLD	3/17/95	COINS
1587.	0012-2890	Transamerica Occidental Life Insurance Company	SLD	2/1/01	YRT
1588.	0012-2891	Transamerica Occidental Life Insurance Company	SLD	5/15/01	YRT
1589.	0012-2889	Transamerica Occidental Life Insurance Company	SLD	6/1/01	YRT
1590.	0012-2880	Transamerica Occidental Life Insurance Company	SLD	2/4/02	YRT
1591.	0012-1798	Transamerica Occidental Life Insurance Company	SLD	8/1/97	COINS
1592.	0012-1401	Transamerica Occidental Life Insurance Company	SLD	4/1/95	YRT
1593.	0012-1404	Transamerica Occidental Life Insurance Company	SLD	4/1/95	YRT
1594.	0012-1406	Transamerica Occidental Life Insurance Company	SLD	4/1/95	YRT
1596.	0012-1405	Transamerica Occidental Life Insurance Company	SLD	4/1/95	YRT
1597.	0012-1407	Transamerica Occidental Life Insurance Company	SLD	04/01/95	COINS
1598.	0012-1412	Transamerica Occidental Life Insurance Company	SLD	04/03/95	YRT
1599.	0012-1825	Transamerica Occidental Life Insurance Company	SLD	7/1/97	YRT
1600.	0012-2732	Transamerica Occidental Life Insurance Company	SLD	2/1/01	YRT
1601.	0012-2234	Transamerica Occidental Life Insurance Company	SLD	8/1/99	YRT
1602.	0012-2235	Transamerica Occidental Life Insurance Company	SLD	8/1/99	YRT
1603.	0012-1505	Transamerica Occidental Life Insurance Company	SLD	2/14/96	YRT
1604.	0012-1503	Transamerica Occidental Life Insurance Company	SLD	12/22/95	COINS
1605.	0012-1502	Transamerica Occidental Life Insurance Company	SLD	12/22/95	COINS
1606.	0012-1504	Transamerica Occidental Life Insurance Company	SLD	12/22/95	COINS
1607.	0012-2892	Transamerica Occidental Life Insurance Company	SLD	2/1/01	YRT
1608.	0012-0827	Transamerica Occidental Life Insurance Company	SLD	1/1/89	COINS
1609.	0512	Transamerica Occidental Life Insurance Company	SLD	1/1/86	COINS
1610.	0513	Transamerica Occidental Life Insurance Company	SLD	1/1/87	COINS
1611.	0012-0788	Transamerica Occidental Life Insurance Company	SLD	10/1/98	YRT
1613.	0012-1583	Transamerica Occidental Life Insurance Company	SLD	4/1/96	COINS
1614.	0012-1938	Transamerica Occidental Life Insurance Company	SLD	1/1/98	YRT
1616.	0012-1912	Transamerica Occidental Life Insurance Company	SLD	4/30/98	YRT
1617.	0012-2458	Transamerica Occidental Life Insurance Company	SLD	1/3/00	YRT
1618.	0012-2456	Transamerica Occidental Life Insurance Company	SLD	1/3/00	YRT
1620.	0012-2459	Transamerica Occidental Life Insurance Company	SLD	1/3/00	COINS
1621.	0012-3404	Transamerica Occidental Life Insurance Company	SLD	5/1/02	YRT
1622.	0012-1430	TransAmerica Occidental Life Insurance Company	SLD	4/3/95	YRT
1623.	0012-1629	Transamerica Occidental Life Insurance Company	SLD	7/26/96	YRT
1624.	0012-1634	Transamerica Occidental Life Insurance Company	SLD	8/1/96	COINS
1625.	0012-1635	Transamerica Occidental Life Insurance Company	SLD	8/1/96	COINS
1626.	0012-1636	Transamerica Occidental Life Insurance Company	SLD	8/1/96	COINS
1627.	0012-1637	Transamerica Occidental Life Insurance Company	SLD	8/1/96	COINS
1628.	0012-1638	Transamerica Occidental Life Insurance Company	SLD	8/1/96	YRT
1629.	0012-1114	Transamerica Occidental Life Insurance Company	SLD	10/1/92	YRT
1630.	0012-1281	Transamerica Occidental Life Insurance Company	SLD	Unknown, executed by SLD 9/13/94 & Transamerica 9/8/94	YRT
1631.	0012-1735	Transamerica Occidental Life Insurance Company	SLD	1/24/97	COINS
1632.	0012-1754	Transamerica Occidental Life Insurance Company	SLD	4/1/97	YRT
1633.	0012-1262	TransAmerica Occidental Life Insurance Company	SLD	5/1/94	COINS
1634.	0012-0805	Transamerica Occidental Life Insurance Company	SLD	1/1/89	YRT
1635.	0012-1032	Transamerica Occidental Life Insurance Company	SLD	7/1/91	MRT
1636.	0012-2174	Transamerica Occidental Life Insurance Company	SLD	01/25/99	YRT
1637.	1376	Transamerica Occidental Life Insurance Company	SLD	12/5/94	COINS
1638.	0025-2760	Transamerica Pacific Insurance Company	SLD	7/1/00	YRT
1639.	0025-2762	Transamerica Pacific Insurance Company	SLD	7/1/00	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
1640.	0025-2761	Transamerica Pacific Insurance Company	SLD	7/1/00	YRT
1641.	0518	Transport Life Insurance Company	SLD	5/13/83	COINS
1642.	****-0522A	Transwestern Life Insurance Company	SLD	7/1/76	YRT
1643.	****-0522B	Transwestern Life Insurance Company	SLD	11/1/69	YRT
1644.	0107-0894	Travelers Insurance	SLD	6/1/91	COINS
1645.	0107-1480	Travelers Insurance Company	SLD	1/1/96	MRT
1647.	0107-1288 0221-1440	Travelers Insurance Company Travelers Life & Annuity Company	SLD	10/1/94	COINS
1648.	0107-1830	Travelers Insurance Company, Travelers Life & Annuity Company	SLD	6/1/95	YRT
1649.	6123-2926	Tremont International Insurance Limited	SLD	1/1/02	YRT
1650.	0326-2182	Trustmark Insurance Company	SLD	05/01/99	YRT
1651.	****-0178	Underwriters Life Insurance Company	SLD	6/27/68	YRT
1652.	0017-0554	Unigard Olympic Life Insurance Company	SLD	3/7/73	YRT
1653.	3020-0524	Union Central Life Insurance Company	SLD	6/1/87	COINS
1654.	0020-1603 (PC096)	Union Central Life Insurance Company	SLD	10/21/96	YRT
1655.	0020-252	Union Central Life Insurance Company	SLD	4/1/88	YRT
1656.	0020-1319	Union Central Life Insurance Company	SLD	11/1/94	YRT
1657.	0020-2185	Union Central Life Insurance Company	SLD	7/1/99	YRT
1658.	****-1751	Union Central Life Insurance Company	SLD	Unknown	YRT
1659.	0020-2186	Union Central Life Insurance Company	SLD	03/01/00	COINS
1660.	0020-5967	Union Central Life Insurance Company	SLD	4/1/03	YRT
1661.	0020-5966	Union Central Life Insurance Company	SLD	4/1/03	YRT
1662.	0199-0529	United American Insurance Company	SLD	3/1/82	YRT
1663.	****-0103F	United American Insurance Company	SLD	3/1/85	COINS
1664.	****-0528A	United American Insurance Company	SLD	8/1/59	YRT
1665.	0199-0528B	United American Insurance Company	SLD	8/30/49	YRT
1666.	3199-0530	United American Insurance Company	SLD	3/1/83	COINS
1667.	****-0590	United American Life Insurance Company	SLD	1/1/74	YRT
1668.	****-0589(A)	United American Life Insurance Company	SLD	3/24/49	YRT
1669.	****-0589(B)	United American Life Insurance Company	SLD	7/1/49	YRT
1670.	****-0531A	United Fidelity Insurance Company Company	SLD	10/1/71	YRT
1671.	****-0532	United Fidelity Life Insurance Company	SLD	3/8/49	YRT
1672.	****-0535	United Fidelity Life Insurance Company	SLD	10/1/71	YRT
1673.	****-0534	United Fidelity Life Insurance Company	SLD	10/1/71	YRT
1674.	****-0538	United Fidelity Life Insurance Company	SLD	8/1/71	COINS
1675.	0013-0438	United Fidelity Life Insurance Company	SLD	7/1/89	YRT
1676.	****-0539	United Fidelity Life Insurance Company (successor to Financial Assurance Inc.)	SLD	3/7/73	YRT
1678.	****-0548	United National Life Insurance Company of America	SLD	1/1/77	LPR
1679.	0552-1566	United of Omaha Life Insurance Company	SLD	1/1/96	YRT
1680.	0552-1253	United of Omaha Life Insurance Company	SLD	9/1/92	YRT
1681.	0552-1931	United of Omaha Life Insurance Company	SLD	8/1/98	YRT
1682.	(0552/3552)- 0549	United of Omaha Life Insurance Company	SLD	8/1/85	YRT
1683.	0552-0550	United of Omaha Life Insurance Company	SLD	8/1/85	YRT
1684.	3552-0551	United of Omaha Life Insurance Company	SLD	12/1/82	MRT
1685.	0552-1426	United of Omaha Life Insurance Company	SLD	7/1/95	YRT
1686.	0552-1118	United of Omaha Life Insurance Company	SLD	4/15/92	YRT
1687.	0552-1107	United of Omaha Life Insurance Company	SLD	7/1/92	YRT
1688.	0604-0555	United Pacific Life Insurance Company	SLD	11/1/85	YRT
1689.	0604-0556	United Pacific Life Insurance Company	SLD	6/1/87	YRT
1690.	0605-0557	United Pacific Reliance Life Insurance Company of New York	SLD	11/1/85	YRT
1691.	0184-1591	United Presidential Life	SLD	3/1/96	YRT
1692.	0491-0558	United Presidential Life Insurance Company	SLD	9/18/73	YRT
1693.	0491-0559	United Presidential Life Insurance Company	SLD	10/1/82	MRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
1694.	0491-607	United Presidential Life Insurance Company	SLD	1/ 1/88	MRT
1695.	0491-0937	United Presidential Life Insurance Company	SLD	6/1/90	MRT
1696.	0491-1299	United Presidential Life Insurance Company	SLD	1/1/95	YRT
1697.	****-0275	United Reserve Life Insurance Company	SLD	06/26/63	YRT
1698.	0378-0515A	United Savings Life Insurance Company	SLD	12/12/67	YRT
1699.	0068-1121	United Services Life Insurance Company	SLD	1/1/93	YRT
1700.	0583-0021	United States Life Insurance Company (American General Life Insurance Co merged with U.S. Life. Insurance Company effective Dec. 31, 2002)	SLD	08/01/85	YRT
1701.	0194-2868	United States Life Insurance Company in the City of New York	SLD	3/1/01	YRT
1702.	1605	United States Life Insurance Company in the City of New York	SLD	7/1/96	YRT
1703.	****-1431	United States Life Insurance Company in the City of New York	SLD	Unknown	YRT
1704.	0194-1585	United States Life Insurance Company in the City of NY	SLD	Unknown	YRT
1705.	0194-1369	United States Life Insurance Company in the City of NY	SLD	6/1/94	YRT
1706.	0194-1777	United States Life Insurance Company in the City of NY	SLD	6/1/95	COINS
1707.	0537-0561	Universal Fidelity Life Insurance Company	SLD	6/12/82	YRT
1708.	0602-0563	Universal Underwriters Life Insurance Company	SLD	4/1/86	MRT
1712.	0610?-3171	US Branch of Clarica Life Insurance Company	SLD	4/10/00	YRT
1713.	0271-1916	USAA Life Insurance Company	SLD	6/1/98	COINS
1714.	0271-2871	USAA Life Insurance Company	SLD	10/1/01	YRT
1715.	****-1752	USAA Life Insurance Company	SLD	5/19/97	COINS
1716.	0201-1289	USG Annuity & Life Company	SLD	9/1/94	YRT
1717.	0201-1687	USG Annuity & Life Company	SLD	12/1/96	MRT
1718.	0327-2550	Utica National Life Insurance Company	SLD	11/2/00	YRT
1719.	0088-1815	Valley Forge Life Insurance Company	SLD	9/8/97	COINS
1720.	1814	Valley Forge Life Insurance Company	SLD	9/8/97	COINS
1721.	1547	Valley Forge Life Insurance Company	SLD	3/1/96	YRT
1722.	0088-1074	Valley Forge Life Insurance Company	SLD	7/5/91	YRT
1723.	0088-0860	Valley Forge Life Insurance Company	SLD	10/1/90	YRT
1724.	0088-1352	Valley Forge Life Insurance Company	SLD	10/15/94	YRT
1725.	0088-1351	Valley Forge Life Insurance Company	SLD	9/2/95	YRT
1726.	0088-2132	Valley Forge Life Insurance Company	SLD	5/28/98	YRT
1727.	0088-1432	Valley Forge Life. Insurance Company	SLD	5/8/95	YRT
1728.	0060-0610	Vulcan Life Insurance Company	SLD	3/1/88	YRT
1729.	0060-0936	Vulcan Life Insurance Company	SLD	3/31/91	YRT
1730.	0115-0909	Washington National Life Insurance Company of New York	SLD	9/1/91	YRT
1731.	0184-1590	West Coast Life	SLD	3/1/96	YRT
1732.	0184-3325	West Coast Life Insurance Company	SLD	4/22/02	COINS
1733.	0184-2505	West Coast Life Insurance Company	SLD	5/15/00	YRT
1734.	0184-2153	West Coast Life Insurance Company	SLD	3/1/99	YRT
1735.	0184-2544	West Coast Life Insurance Company	SLD	1/1/00	COINS
1736.	0184-2927	West Coast Life Insurance Company	SLD	1/31/02	YRT
1737.	0184-1348	West Coast Life Insurance Company	SLD	12/1/94	YRT
1738.	0184-1230	West Coast Life Insurance Company	SLD	2/1/94	MRT
1739.	0184-2925	West Coast Life Insurance Company	SLD	11/10/01 for facultative 11/15/01 for automatic	COINS
1740.	4166	West Coast Life Insurance Company	SLD	1/1/03	YRT
1741.	0184-2490	West Coast Life Insurance Company	SLD	7/1/00	YRT
1742.	0270-7285	West Coast Life Insurance Company	SLD	(date on LOI) 2/11/04 terms accepted, 12/1/03 Tty effective	YRT
1743.	0184-7287	West Coast Life Insurance Company	SLD	(date on LOI) 12/1/03	YRT

	Treaty Number	Ceding Company	Reinsurer	Effective Date	Basis
1744.	0184-5166	West Coast Life Insurance Company	SLD	1/1/03	YRT
1745.	0184-7284	West Coast Life Insurance Company	SLD	(date on LOI) 12/1/03	YRT
1746.	7288	West Coast Life Insurance Company	SLD	1/1/03	YRT
1747.	****-0522F	West Texas Life Insurance Company	SLD	1/15/51	YRT
1748.	****-0522G	West Texas Life Insurance Company	SLD	1/15/51	YRT
1749.	0133D	Western American Life Insurance Company	SLD	8/25/49	YRT
1750.	****-0390	Western Paramount Life Insurance Company	SLD	3/1/75	YRT
1751.	0506-0389	Western Paramount Life Insurance Company	SLD	1/1/75	LPR
1752.	0498-0570	Western Reserve Life Assurance Company of Ohio	SLD	1/1/73	YRT
1753.	0498-0571A	Western Reserve Life Assurance Company of Ohio	SLD	1/1/74	YRT
1754.	0498-0571B	Western Reserve Life Assurance Company of Ohio	SLD	1/1/74	YRT
1755.	0497-5827	Western Reserve Life Assurance Company of Ohio	SLD	9/1/03	MRT
1756.	3159	Western Reserve Life Assurance Company of Ohio, AUSA Life Insurance Company, Life Investors Insurance Company of America, Transamerica Assurance Company, Transamerica Life Insurance Company, Transamerica Occidental Life Insurance Company	SLD	7/1/02	YRT
1757.	****-0431A	Western States Mutual Life Insurance Company	SLD	9/15/52	YRT
1758.	****-0176B	Western United Life Insurance Co	SLD	4/29/55	YRT
1759.	****-1216	William Penn Insurance Company of NY	SLD	1/1/94	YRT
1760.	0559-0577	William Penn Life Assurance Company of America	SLD	7/1/84	YRT
1762.	0559-0581	William Penn Life Assurance Company of America	SLD	1/1/84	YRT
1763.	0558-0583	William Penn Life Insurance Company of New York	SLD	1/1/84	YRT
1764.	0558-0585	William Penn Life Insurance Company of New York	SLD	7/1/84	YRT
1765.	0558-7246	William Penn Life Insurance Company of New York	SLD	3/1/04	YRT
1766.	0558-0584	William Penn Life Insurance Company of New York	SLD	7/1/84	COINS
1767.	0558-1678	William Penn Life Insurance Company of New York	SLD	9/1/96	MRT
1768.	0558-1856	William Penn Life of New York	SLD	1/1/98	YRT
1769.	0584-0586	Woodmen Accident and Life Company	SLD	10/1/85	YRT
1770.	0584-0587	Woodmen Accident and Life Company	SLD	1/1/85	YRT
1771.	****-0588 (A)	Woodmen of the World Life Insurance Society	SLD	6/18/59	YRT
1772.	****-0588 (B)	Woodmen of the World Life Insurance Society	SLD	6/11/53	YRT
1773.	0503-0498	Woodmen of the World Life Insurance Society	SLD	7/15/74	YRT
1774.	0030-1186	World Insurance Company	SLD	1/1/93	YRT
1775.	0030-1128	World Insurance Company	SLD	2/1/93	MRT
1776.	0563-0171	World-Wide Assurance Company Ltd.	SLD	5/15/84	MRT
1777.	****-0748	Zurich Kemper Life	SLD	Unknown	MRT
1778.	0310-2097	Zurich Life Insurance Company	SLD	10/9/98	YRT
1779.	BR7	Security Life of Denver International Limited	SLD	1/1/00	YRT
1780.	0184-5066	West Coast Life Insurance Company	SLD	1/1/03	COINS
1781.	6646	West Coast Life Insurance Company	SLD	4/22/02	COINS
1782.	7289	West Coast Life Insurance Company	SLD	4/22/02	COINS
1783.	7311	West Coast Life Insurance Company	SLD	4/22/02	COINS

Schedule 6.1(c)

Section 1.848-2(g)(8) Election

REINSURANCE AGREEMENTS FOR WHICH THE JOINT ELECTION UNDER TREASURY REGULATION

SECTION 1.848-2(G)(8) HAS BEEN MADE

A joint election under Treasury regulation section 1.848-2(g)(8) has been made for the following reinsurance agreement(s):

1. Reinsurance Agreement Between Security Life of Denver Insurance Company and Hannover Life Reassurance Company of America, Effective as of January 1, 2009